As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                   Investment Company Act file number 811-8352


                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                                  K&L Gates LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code


Date of fiscal year end: December 31


Date of reporting period:  December 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                      LKCM
                                      FUNDS
--------------------------------------------------------------------------------

                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                            LKCM INTERNATIONAL FUND

                                  Annual Report
                                December 31, 2008

DEAR FELLOW SHAREHOLDERS:

We report the following performance information for the LKCM Funds:

                                                                                                   FIVE YEAR   TEN YEAR      AVG.
                                                                                        ONE YEAR    AVERAGE     AVERAGE    ANNUAL
                                                                                         TOTAL     ANNUALIZD   ANNUALIZE    TOTAL
                                                                    NET       GROSS     RETURN      RETURN      RETURN     RETURN
                                         INCEPTION     NAV @      EXPENSE    EXPENSE     ENDED       ENDED       ENDED      SINCE
FUNDS                                      DATES     12/31/08    RATIO*,**   RATIO**   12/31/08    12/31/08     12/31/08   INCEPT.
--------------------------------------   ---------   ---------   ---------   -------   ---------   ---------   ---------   -------
LKCM Equity Fund-
   Institutional Class                      1/3/96   $   10.33      0.80%      1.02%    (31.80)%    (0.74)%       1.52%     5.07%
   S&P 500 Index (1)                                                                    (37.00)%    (2.19)%      (1.38)%    4.71%
LKCM Small Cap Equity Fund -
   Institutional Class                     7/14/94   $   12.24      0.94%      0.95%    (38.87)%    (0.52)%       4.94%     8.49%
   Russell 2000 Index (2)                                                               (33.79)%    (0.93)%       3.02%     6.44%
LKCM Small Cap Equity Fund -
   Adviser Class                            6/5/03   $   12.02      1.19%      1.20%    (39.02)%    (0.77)%        N/A      2.87%
   Russell 2000 Index (2)                                                               (33.79)%    (0.93)%        N/A      2.89%
LKCM International Fund                   12/30/97   $    6.16      1.20%      1.31%    (47.55)%      0.71%       0.22%     1.08%
   MSCI/EAFE Index (3)                                                                  (43.06)%     2.10%        1.18%     2.78%
LKCM Balanced Fund                        12/30/97   $   10.85      0.80%      1.36%    (19.70)%     1.86%        2.28%     3.20%
   S&P 500 Index (1)                                                                    (37.00)%    (2.19)%      (1.38)%    1.02%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index (4)                                                       5.08%      4.21%        5.43%     5.71%
LKCM Fixed Income Fund                    12/30/97   $   10.20      0.65%      0.72%      2.99%      3.48%        4.62%     4.86%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index (4)                                                       5.08%      4.21%        5.43%     5.71%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

(*) The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

(**) Expense ratios above are as of December 31, 2007, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $887 million.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(4) The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

      Note: These indices defined above are not available for direct investment.

ECONOMIC OUTLOOK

By any measure, 2008 was a very difficult year for economies and capital markets around the world. Media headlines well documented the collapse in home prices, rise in unemployment, run-up and ultimate collapse of commodity prices and tribulations of the financial and auto industries. The sum result was an equity market that declined 37.00% for 2008, as measured by the S&P 500 Index, and placed 2008 as third worst on the list of annual equity return totals of the past century behind 1931 and 1937.

The seeds of the 2008 decline were sown in the wake of the technology bubble of 2000, when the Fed cut its target interest rate to 1%. The bold Fed action prevented a deep recession in 2001 but created a housing bubble and excess credit. As the resulting housing bubble began to deflate, it was difficult for the Fed to combat through lower interest rates due to fear of inflation, a climbing federal budget deficit and an already weak dollar. As a result, the U.S. economic growth model of relying on rising asset prices to sustain consumption in excess of income came to an abrupt halt.

The economy and markets were confronted with the worst possible asset bubble - a bubble in non-productive assets (real estate) backed by bank financing. Crafting a policy response for this asset bubble was challenging due to the bank multiplier effect and non-productive nature of the asset, housing. In contrast, an asset bubble in productive assets funded by capital markets generally results in a much more manageable situation. This explains why the technology and telecom bubble resulted in only a shallow recession in 2001 and was not accompanied by a traditional credit cycle.

While we did not forecast a recession as our most likely outcome for the past year, we anticipated any recession would be mild and short in duration. However, portions of the policy response exacerbated a tenuous situation in 2008, beginning with the decision to allow the preferred stock in Fannie Mae and Freddie Mac to collapse. As a result, the soundness of the money market industry was brought into question, creating the first crack of confidence in public markets. The mid-September collapse of Lehman Brothers and the decision by regulators to allow Lehman to fail resulted in a dramatic widening in risk metrics such as credit spreads and further splintered confidence. There were similar policy missteps in Europe as the European Central Bank was slow to recognize the scope of the crisis and raised its target interest rate as late as July of 2008.

As 2009 begins, a great deal of monetary and fiscal stimulus is in the process of being applied to the economic gears of the nation. This stimulus is one of the three policy elements traditionally prescribed for banking and financial crisis: aggressive monetary and fiscal policy, government recapitalization of banks and government guarantee of bank liabilities. The government is currently active on each of these fronts, and we believe that policy makers remain committed to ensuring that they are successful on each front.

The economy of the nation currently stands at the crossroads of monetary and fiscal policy responses. If banks begin lending and therefore fulfill their function of multiplying bank reserves, then we believe the monetary stimulus will have performed as intended. If instead banks remain unwilling to lend, then we believe we are likely to witness a more pronounced shift to fiscal policy, which bypasses the banking system.

We believe that the full force of monetary and fiscal policy will be felt in 2009 and leading economic indictors will likely begin bottoming in the second half of 2009. Market volatility is a common backdrop at inflection points in the economy, and we expect volatility to again be a theme in 2009. We believe that high quality businesses with strong balance sheets should weather the current environment and will continue to be our focus. While we would not be surprised to see the markets recover from an oversold position, we believe the initial pace of the economic recovery is likely to be tepid.

LKCM EQUITY FUND

During 2008, the LKCM Equity Fund's performance was enhanced by stock selection decisions. Stock selection within the Financials sector was particularly beneficial to the Fund's performance. Positive contributions to performance were also provided through stock selection in the Technology and Materials sectors. Our decision to underweight both the Financials and Healthcare sectors and overweight the Consumer Staples sector also benefited performance. Stock selection within the Energy and Consumer Staples sectors detracted from the Fund's performance. We believe that the Fund's focus on investing in high quality companies at attractive valuations should serve to benefit the Fund during this challenging market environment.

                                                      TOTAL RETURN YEAR ENDED
                                                         DECEMBER 31, 2008
                                                      -----------------------
   LKCM Equity Fund                                           (31.80)%
   S&P 500 Index                                              (37.00)%

LKCM SMALL CAP EQUITY FUND

The LKCM Small Cap Equity Fund underperformed its benchmark for the year ended December 31, 2008. It was a difficult year for the Fund as higher quality, better-capitalized companies held by the Fund were sold off hard in the markets broad-based selling. The Fund's biggest performance challenge was the Financials sector, as both our stock selection and our decision to underweight the sector, given its relative outperformance, detracted from the Fund's overall performance. Although the Fund's allocation to the Financials sector remains underweight compared to the benchmark, the Fund increased exposure to the Financials sector during the second half of 2008 in response to our belief that bad news is being discounted in the Financials stocks. For the year, stock selection in the Technology sector was a bright spot relative to the Fund's benchmark. We believe that the Fund's focus on high quality companies that can internally finance their growth objectives and a portfolio tilt towards an economic recovery should help the Fund during this challenging environment.

                                                      TOTAL RETURN YEAR ENDED
                                                         DECEMBER 31, 2008
                                                      -----------------------
   LKCM Small Cap Equity Fund - Institutional Class           (38.87)%
   Russell 2000 Index                                         (33.79)%

LKCM BALANCED FUND

The LKCM Balanced Fund's asset diversification, stock selection and focus on quality were keys to performance in 2008. Our decision to underweight the struggling Financials sector, coupled with value-added stock selection in the Financials and Technology sectors, proved beneficial to the Fund's performance. We believe that our long-standing philosophy of controlling risk via a focus on high quality companies in a blend of asset classes was especially important during the challenging market environment of 2008.

                                                      TOTAL RETURN YEAR ENDED
                                                         DECEMBER 31, 2008
                                                      -----------------------
   LKCM Balanced Fund                                         (19.70)%
   S&P 500 Index                                              (37.00)%
   Barclays Capital U.S. Intermediate
      Government/Credit Bond Index                              5.08%

LKCM FIXED INCOME FUND

The LKCM Fixed Income Fund is managed to provide current income. The Fund generally invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our strategy focus in managing the Fund is primarily to select corporate bonds with strong credit profiles and attractive yields relative to those offered on U. S. Treasury and government-agency debt. As of December 31, 2008, the total net assets in the Fund were $120.7 million, which represented an asset mix of 81.2% invested in corporate bonds, 17.0% in U.S. Treasury and government-agency debt, 0.4% in preferred stock, and 1.4% in cash reserves, net of liabilities.

At December 31, 2008, the Fund had an effective duration of 3.8 years and a weighted average Standard & Poor's quality rating of single A plus. The Fund's overweight in credit, i.e., corporate bonds, detracted from performance as U.S. Treasury and government-agency debt outperformed with the massive flight-to-quality trade that caused spreads on corporate debt to widen to historical levels. That said, the Fund's underweight position in the Financials sector and overweight position in the Industrials sector, specifically the consumer non-cyclical area, were additive to performance and we believe especially important in this markedly challenging year in the credit markets.

                                                      TOTAL RETURN YEAR ENDED
                                                         DECEMBER 31, 2008
                                                      -----------------------
       LKCM Fixed Income Fund                                2.99%
       Barclays Capital U.S. Intermediate
          Government/Credit Bond Index                       5.08%

LKCM INTERNATIONAL FUND

The LKCM International Fund is sub-advised by TT International. A detailed performance report for 2008 can be found on page 5.

/s/ J. Luther King
-----------------------------------
J. Luther King, Jr., CFA
January 26, 2009

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 16-29 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

THE LKCM SMALL CAP EQUITY FUND INVESTS IN SMALLER COMPANIES AND THE LKCM EQUITY FUND INVESTS IN MID SIZE COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. THE LKCM INTERNATIONAL FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/09.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index.

YEAR ENDED DECEMBER 31, 2008

LKCM INTERNATIONAL FUND: (47.55)%                 MSCI EAFE: (43.06)%

PERFORMANCE

For the year ended December 31, 2008, the portfolio declined 47.55%, behind its benchmark, the MSCI EAFE Index, which was down 43.06% during the period. The positive effects of sector weightings, foreign currency hedging and cash were more than offset by disappointing stock selection, predominantly in Europe.

During the year, the non-cyclical exposure of the Fund's portfolio was significantly increased. This had a positive impact on performance as far as sector exposure was concerned - overweight Healthcare, Consumer Staples, Telecom Services and Utilities. However, this was offset by disappointing stock selection notably within the cyclical areas such as Materials, Energy and Industrials. In Financials, the negative effect of the credit crunch hit a broad swathe of sector constituents. The Fund's underweight in the sector, particularly through the first six months of the year, substantially benefited performance. However, the decision during the third quarter of 2008 to increase the exposure to European banks, which had been recapitalized and whose share prices had fallen, proved negative to performance. Healthcare stock selection, particularly from the Fund's Japanese holdings, added value over the year as a whole, with notable performances from Shionogi and Nihon Kohden.

MARKETS

It was a brutal year for global equity markets during 2008, with the majority recording double digit falls. Fear and risk aversion were the dominant drivers of equity prices across the regions, as the continued turmoil in credit markets and deterioration in global economic fundamentals cast a shadow over markets. While global equity markets were choppy during the first half of the year, conditions took a sharp turn for the worst through September and into October. As conditions in the global economy deteriorated sharply, concerns over the credit markets and banking collapse brought the stability of the global financial system into question. Extreme volatility resulted, provoking a flight to safety as trust and confidence disappeared.

OUTLOOK

As 2008 has drawn to a close, the focus turns to 2009 and what it may hold for the global economy. The frightening speed of the macro-economic deterioration globally has left a marked absence of the usual New Year optimism. While deleveraging has driven the severity and global nature of the slowdown, developed world debt remains at high levels. Global policy makers have been proactive, but even their dramatic responses have only had a limited impact, as saving replaces discretionary spending as the major economic force. Whether or not policy actions will be enough to prevent a sharp 1930s style deflationary outcome remains to be seen, but a more immediate concern is the sharp slowdown in Chinese Gross Domestic Product growth and its potential to turn a developed world recession global.

The U.S. is facing an exceptionally difficult period, as the painful rebalancing of its economy continues. Consumer confidence hitting a four decade low has manifested itself as a more frugal U.S. consumer; retail sales have plummeted to levels not seen since the early 1970s and the household savings rate has started to rise sharply. With little scope for further monetary easing, more radical steps are now being implemented by the Fed. Despite this, it is likely that economic activity will get worse before it gets better.

The Eurozone has become distinctly depressed. Weak export markets, tight credit conditions, poor consumer demand and rising unemployment have left the region reeling. The collapse in business confidence across the continent suggests that corporate retrenchment could amplify the impact of the multiple shocks on demand. We believe that export giant Germany will find 2009's conditions particularly difficult as the global downturn intensifies. The European Central Bank has broadened its monetary scope providing liquidity and cutting interest rates more aggressively than ever before. But we believe the impact is likely to be muted, as the credit crunch slows the speed at which the actions feed through into economic growth.

Amongst the major central banks, monetary moves by the Bank of Japan most closely mirror the Fed's policy response. Interest rates in the country are nearing zero, while the Bank of Japan is likely to continue with other measures to provide liquidity to help the economy. But times are clearly tough. Japan has slipped into its first recession in seven years, with the double whammy of falling global demand and a strong yen damaging the all-important exporters.

Despite Chinese GDP growth slowing sharply over recent quarters, the country remains a major influence on the path of global growth in 2009. With foreign demand waning, the best hope is that China can find an independent domestic demand story that allows a cyclical recovery and creates the conditions for some form of decoupling from the structural crisis weighing on the West.

We believe that investors are uniformly bearish and equity markets are heavily oversold. While further economic weakness and substantial profit declines will likely happen, we believe that much of this is now priced into equity markets.

TT International
January 22, 2009

Past performance is not a guarantee of future results.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2008 compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                   PAST        PAST      PAST          SINCE
                                  1 YEAR     5 YEARS   10 YEARS    INCEPTION (1)
--------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND -
   INSTITUTIONAL CLASS            (38.87)%   (0.52)%     4.94%         8.49%
--------------------------------------------------------------------------------
Russell 2000 Index                (33.79)%   (0.93)%     3.02%         6.44%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
Index                             (35.59)%   (1.01)%     4.06%         7.53%
--------------------------------------------------------------------------------

(1) July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Institutional Class

Line Chart:

                     LKCM Small Cap
                       Equity Fund                      Lipper Small-Cap
                      Institutional     Russell 2000       Core Funds
                      Class $16,195    Index $13,469      Index $14,889
        12/98           $ 10,000          $ 10,000          $ 10,000
        12/99             11,683            12,126            12,017
        12/00             13,011            11,759            12,851
        12/01             13,987            12,052            13,766
        12/02             12,338             9,583            11,119
        12/03             16,621            14,111            15,667
        12/04             20,291            16,698            18,544
        12/05             23,217            17,458            19,946
        12/06             26,694            20,665            22,678
        12/07             26,491            20,341            23,114
        12/08             16,195            13,469            14,889

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $887 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------
                                               PAST       PAST       PAST        SINCE
                                               YEAR     3 YEARS    5 YEARS   INCEPTION (1)
------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND - ADVISER CLASS   (39.02)%   (11.54)%   (0.77)%       2.87%
------------------------------------------------------------------------------------------
Russell 2000 Index                           (33.79)%   (8.29)%    (0.93)%       2.89%
------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index            (35.59)%   (9.29)%    (1.01)%       3.30%
------------------------------------------------------------------------------------------

(1)   June 5, 2003

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Adviser Class

Line Chart:

                    LKCM Small
                    Cap Equity                          Lipper Small Cap
                  Fund - Adviser       Russell 2000        Core Funds
                   Class $11,705      Index $11,720       Index $11,981
        6/03          $ 10,000           $ 10,000           $ 10,000
        12/03           12,166             12,279             12,607
        6/04            13,644             13,110             13,586
        12/04           14,813             14,530             14,923
        6/05            15,271             14,348             14,899
        12/05           16,911             15,192             16,051
        6/06            18,259             16,440             17,062
        12/06           19,400             17,982             18,250
        6/07            20,784             19,141             19,991
        12/07           19,195             17,700             18,601
        6/08            17,170             16,042             17,292
        12/08           11,705             11,720             11,981

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $887 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                PAST        PAST         PAST          SINCE
                               1 YEAR      5 YEARS     10 YEARS    INCEPTION (1)
--------------------------------------------------------------------------------
LKCM EQUITY FUND -
   INSTITUTIONAL CLASS        (31.80)%     (0.74)%       1.52%         5.07%
--------------------------------------------------------------------------------
S&P 500 Index                 (37.00)%     (2.19)%      (1.38)%        4.71%
--------------------------------------------------------------------------------
Lipper Large-Cap
   Core Funds Index           (37.07)%     (2.73)%      (1.90)%        3.79%
--------------------------------------------------------------------------------
(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class

Line Chart:

                     LKCM Equity                         Lipper Large-Cap
                 Fund Institutional        S&P 500          Core Funds
                    Class $11,628       Index $8,700       Index $8,251
       12/98          $ 10,000            $ 10,000           $ 10,000
       12/99            12,307              12,104             11,935
       12/00            12,816              11,002             11,055
       12/01            11,456               9,694              9,637
       12/02             9,779               7,552              7,590
       12/03            12,066               9,718              9,473
       12/04            13,016              10,776             10,258
       12/05            13,641              11,305             10,845
       12/06            15,366              13,091             12,297
       12/07            17,050              13,810             13,112
       12/08            11,628               8,700              8,251

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
                                                                       PAST       PAST      PAST         SINCE
                                                                      1 YEAR    5 YEARS   10 YEARS   INCEPTION (1)
------------------------------------------------------------------------------------------------------------------
LKCM BALANCED FUND                                                   (19.70)%    1.86%      2.28%        3.20%
------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index        5.08%     4.21%      5.43%        5.71%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                        (37.00)%   (2.19)%    (1.38)%       1.02%
------------------------------------------------------------------------------------------------------------------
Lipper Mixed-Asset Target Allocation Growth Funds Index              (29.06)%   (0.10)%     1.77%        2.77%
------------------------------------------------------------------------------------------------------------------

(1)   December 30, 1997

A Hypothetical $10,000 Investment in LKCM Balanced Fund

Line Chart:

                         Barclays Capital    Lipper Mixed-Asset
                         U.S. Intermediate   Target Allocation
        LKCM Balanced    Government/Credit      Growth Funds         S&P 500
           $12,533      Bond Index $16,963      Index $11,920     Index $8,700
12/98      $ 10,000          $ 10,000             $ 10,000          $ 10,000
12/99        11,353            10,039               10,553            12,104
12/00        11,088            11,054               11,019            11,002
12/01        11,139            12,045               10,904             9,694
12/02         9,806            13,230                9,771             7,552
12/03        11,433            13,800               11,978             9,718
12/04        12,245            14,220               13,152            10,776
12/05        12,964            14,444               13,890            11,305
12/06        14,419            15,034               15,772            13,091
12/07        15,608            16,144               16,803            13,810
12/08        12,533            16,963               11,920             8,700

The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------
                                                                     PAST       PAST      PAST         SINCE
                                                                    1 YEAR    5 YEARS   10 YEARS   INCEPTION (1)
----------------------------------------------------------------------------------------------------------------
LKCM FIXED INCOME FUND                                              2.99%      3.48%      4.62%        4.86%
----------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index     5.08%      4.21%      5.43%        5.71%
----------------------------------------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade
   Debt Funds Index                                                (2.50)%     2.15%      3.92%        4.26%
----------------------------------------------------------------------------------------------------------------

(1)   December 30, 1997

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund

Line Chart:

                                Barclays Capital
                                U.S. Intermediate          Lipper Short
               LKCM Fixed       Government/Credit        Investment Grade
             Income $15,713    Bond Index $16,963    Debt Fund Index $13,740
    12/98       $ 10,000            $ 10,000                $ 10,000
    12/99          9,966              10,039                  10,314
    12/00         10,889              11,054                  11,076
    12/01         12,061              12,045                  11,887
    12/02         12,823              13,230                  12,404
    12/03         13,241              13,800                  12,733
    12/04         13,607              14,220                  12,937
    12/05         13,851              14,444                  13,165
    12/06         14,400              15,034                  13,744
    12/07         15,257              16,144                  14,403
    12/08         15,713              16,963                  13,740

The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund as of December 31, 2008 compared to the Fund's representative market indices. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------
                                                     PAST      PAST       PAST         SINCE
                                                    1 YEAR    5 YEARS   10 YEARS   INCEPTION (1)
------------------------------------------------------------------------------------------------
LKCM INTERNATIONAL FUND                            (47.55)%    0.71%      0.22%        1.08%
------------------------------------------------------------------------------------------------
MSCI/EAFE Index(2)                                 (43.06)%    2.10%      1.18%        2.78%
------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Value Funds Index   (42.74)%    2.33%      3.66%        4.45%
------------------------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund

Line Chart:

                                                      Lipper International
                 LKCM International     MSCI EAFE        Multi-Cap Value
                     $10,220          Index $11,241    Funds Index $14,319
      12/98         $ 10,000           $ 10,000           $ 10,000
      12/99           14,271             12,730             12,178
      12/00           12,747             10,953             11,771
      12/01            9,030              8,630             10,225
      12/02            7,327              7,279              9,076
      12/03            9,868             10,130             12,762
      12/04           11,011             12,227             15,560
      12/05           13,267             13,940             17,790
      12/06           16,916             17,684             22,690
      12/07           19,487             19,741             25,008
      12/08           10,220             11,241             14,319

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

The Lipper International Multi-Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

                 LKCM FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2008

      As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08-12/31/08).

ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                                        LKCM SMALL CAP EQUITY FUND -
                                                                            INSTITUTIONAL CLASS
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $      682.60   $         4.14
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,020.21   $         4.98

* Expenses are equal to the Fund's net annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                 LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $      681.70   $         5.20
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,018.95   $         6.24

* Expenses are equal to the Fund's net annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                             LKCM EQUITY FUND
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $      757.90   $         3.54
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,021.11   $         4.06

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                            LKCM BALANCED FUND
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $      861.20   $         3.74
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,021.11   $         4.06

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                          LKCM FIXED INCOME FUND
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $    1,022.60   $         3.30
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,021.87   $         3.30

* Expenses are equal to the Fund's net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                          LKCM INTERNATIONAL FUND
                                                              ----------------------------------------------
                                                                                                 EXPENSES
                                                                                                   PAID
                                                                BEGINNING        ENDING       DURING PERIOD*
                                                              ACCOUNT VALUE   ACCOUNT VALUE       7/1/08-
                                                                  7/1/08         12/31/08        12/31/08
------------------------------------------------------------------------------------------------------------
Actual ....................................................   $    1,000.00   $      582.20   $         4.77
Hypothetical (5% return before expenses) ..................   $    1,000.00   $    1,019.10   $         6.09

* Expenses are equal to the Fund's net annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

       ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- DECEMBER 31, 2008

Percentages represent market value as a percentage of total investments.

Pie Chart:

                           LKCM SMALL CAP EQUITY FUND

Common Stocks                                                              99.3%
Short-Term Investments                                                      0.7%

Pie Chart:

                               LKCM BALANCED FUND

Common Stocks                                                              61.5%
Corporate Bonds                                                            33.5%
Short-Term Investments                                                      2.9%
U.S. Government & Agency Issues                                             2.1%

Pie Chart:

                            LKCM INTERNATIONAL FUND

Common Stocks                                                              96.7%
Preferred Stocks                                                            2.4%
Corporate Bonds                                                             0.9%

Pie Chart:

                                LKCM EQUITY FUND

Common Stocks                                                              99.7%
Short-Term Investments                                                      0.3%

Pie Chart:

                             LKCM FIXED INCOME FUND

Corporate Bonds                                                            82.3%
U.S. Government & Agency Issues                                            17.0%
Preferred Stocks                                                            0.4%
Short-Term Investments                                                      0.3%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS - 99.5%                                                 SHARES            VALUE
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.7%
   Hexcel Corporation (a)                                            368,400   $    2,722,476
                                                                               --------------

AIR FREIGHT & LOGISTICS - 2.2%
   Forward Air Corporation                                           227,450        5,520,211
   Pacer International, Inc.                                         333,050        3,473,712
                                                                               --------------
                                                                                    8,993,923
                                                                               --------------

AUTO COMPONENTS - 1.4%
   LKQ Corporation (a)                                               482,500        5,625,950
                                                                               --------------

BIOTECHNOLOGY - 0.8%
   Charles River Laboratories International, Inc. (a)                129,900        3,403,380
                                                                               --------------

CAPITAL MARKETS - 2.1%
   KBW Inc. (a)                                                      107,200        2,465,600
   Lazard Ltd - Class A (b)                                          208,150        6,190,381
                                                                               --------------
                                                                                    8,655,981
                                                                               --------------

CHEMICALS - 2.2%
   Calgon Carbon Corporation (a)                                     392,850        6,034,176
   FMC Corporation                                                    65,800        2,943,234
                                                                               --------------
                                                                                    8,977,410
                                                                               --------------

COMMERCIAL BANKS - 7.2%
   First Horizon National Corporation                                481,485        5,089,300
   Glacier Bancorp, Inc.                                             297,930        5,666,629
   PrivateBancorp, Inc.                                              223,300        7,248,318
   Prosperity Bancshares, Inc.                                       246,750        7,301,332
   Texas Capital Bancshares, Inc. (a)                                308,250        4,118,220
                                                                               --------------
                                                                                   29,423,799
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 5.8%
   Coinstar, Inc. (a)                                                169,700        3,310,847
   Copart, Inc. (a)                                                  135,750        3,691,042
   The Geo Group Inc. (a)                                            243,100        4,383,093
   Premiere Global Services, Inc. (a)                                541,500        4,662,315
   Waste Connections, Inc. (a)                                       249,050        7,862,509
                                                                               --------------
                                                                                   23,909,806
                                                                               --------------

COMPUTERS & PERIPHERALS - 0.9%
   Brocade Communications Systems, Inc. (a)                        1,254,700        3,513,160
                                                                               --------------

CONSUMER FINANCE - 2.9%
   Cash America International, Inc.                                  184,700        5,051,545
   First Cash Financial Services, Inc. (a)                           363,401        6,926,423
                                                                               --------------
                                                                                   11,977,968
                                                                               --------------

CONTAINERS & PACKAGING - 2.0%
   Silgan Holdings Inc.                                              169,850        8,120,529
                                                                               --------------

DISTRIBUTORS - 1.3%
   The Andersons, Inc.                                               137,850        2,271,768
   WESCO International, Inc. (a)                                     151,150        2,906,614
                                                                               --------------
                                                                                    5,178,382
                                                                               --------------

DIVERSIFIED CONSUMER SERVICES - 3.8%
   Capella Education Company (a)                                      89,750        5,273,710
   Grand Canyon Education, Inc. (a)                                  300,700        5,647,146
   K12 Inc. (a)                                                      257,790        4,833,563
                                                                               --------------
                                                                                   15,754,419
                                                                               --------------

DIVERSIFIED MANUFACTURING - 0.8%
   Raven Industries, Inc.                                            138,100        3,328,210
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.3%
   Otter Tail Corporation                                            232,450   $    5,423,059
                                                                               --------------
ELECTRICAL EQUIPMENT - 1.0%
   Baldor Electric Company                                           224,100        4,000,185
                                                                               --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.7%
   Axsys Technologies, Inc. (a)                                       99,592        5,463,617
   IPG Photonics Corporation (a)                                     242,750        3,199,445
   Itron, Inc. (a)                                                    84,950        5,414,713
   MTS Systems Corporation                                           159,887        4,259,390
   National Instruments Corporation                                  237,100        5,775,756
   Rofin-Sinar Technologies, Inc. (a)                                154,500        3,179,610
   Trimble Navigation Limited (a)                                    204,150        4,411,681
                                                                               --------------
                                                                                   31,704,212
                                                                               --------------

ENERGY EQUIPMENT & SERVICES - 2.8%
   Core Laboratories N.V. (b)                                         55,350        3,313,251
   Dril-Quip, Inc. (a)                                               203,750        4,178,913
   Superior Well Services, Inc. (a)                                  202,750        2,027,500
   Willbros Group, Inc. (a)(b)                                       243,000        2,058,210
                                                                               --------------
                                                                                   11,577,874
                                                                               --------------

FOOD PRODUCTS - 1.5%
   Chiquita Brands International, Inc. (a)                           421,800        6,234,204
                                                                               --------------

HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
   American Medical Systems Holdings, Inc. (a)                       259,700        2,334,703
   Conceptus Inc. (a)                                                454,900        6,923,578
   Haemonetics Corporation (a)                                       101,600        5,740,400
   Immucor, Inc. (a)                                                 199,400        5,300,052
   Meridian Bioscience, Inc.                                         109,875        2,798,516
   Wright Medical Group, Inc. (a)                                    282,600        5,773,518
                                                                               --------------
                                                                                   28,870,767
                                                                               --------------

HEALTH CARE PROVIDERS & SERVICES - 6.2%
   Eclipsys Corporation (a)                                          286,250        4,061,887
   inVentiv Health Inc. (a)                                          271,700        3,135,418
   MWI Veterinary Supply, Inc. (a)                                   200,000        5,392,000
   PAREXEL International Corporation (a)                             493,650        4,793,342
   PSS World Medical, Inc. (a)                                       432,850        8,146,237
                                                                               --------------
                                                                                   25,528,884
                                                                               --------------

HOTELS, RESTAURANTS & LEISURE - 0.8%
   Chipotle Mexican Grill, Inc. - Class A (a)                         50,100        3,105,198
                                                                               --------------

HOUSEHOLD DURABLES - 1.9%
   Jarden Corporation (a)                                            297,900        3,425,850
   Tempur-Pedic International Inc.                                   606,100        4,297,249
                                                                               --------------
                                                                                    7,723,099
                                                                               --------------

INSURANCE - 2.5%
   Argo Group International Holdings, Ltd. (a)(b)                    220,301        7,472,610
   Max Capital Group Ltd. (b)                                        168,400        2,980,680
                                                                               --------------
                                                                                   10,453,290
                                                                               --------------

IT SERVICES - 2.6%
   ManTech International Corporation - Class A (a)                    94,500        5,120,955
   SRA International, Inc. - Class A (a)                             319,100        5,504,475
                                                                               --------------
                                                                                   10,625,430
                                                                               --------------

MACHINERY - 5.0%
   CIRCOR International, Inc.                                        112,850        3,103,375
   CLARCOR Inc.                                                      183,050        6,073,599
   Franklin Electric Co., Inc.                                       195,750        5,502,532
   Kaydon Corporation                                                165,650        5,690,078
                                                                               --------------
                                                                                   20,369,584
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
MARINE - 1.0%
   Kirby Corporation (a)                                             147,500   $    4,035,600
                                                                               --------------

OIL & GAS DRILLING - 0.6%
   Atwood Oceanics, Inc. (a)                                         170,600        2,606,768
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.6%
   Concho Resources Inc. (a)                                         101,650        2,319,653
   Denbury Resources Inc. (a)                                        376,900        4,115,748
   EXCO Resources, Inc. (a)                                          462,450        4,189,797
                                                                               --------------
                                                                                   10,625,198
                                                                               --------------

PAPER & FOREST PRODUCTS - 0.1%
   Clearwater Paper Corp. (a)                                         56,642          475,226
                                                                               --------------

PHARMACEUTICALS - 1.1%
   Endo Pharmaceuticals Holdings Inc. (a)                            167,050        4,323,254
                                                                               --------------

REAL ESTATE INVESTMENT TRUSTS - 1.3%
   Potlatch Corporation                                              198,247        5,156,404
                                                                               --------------

ROAD & RAIL - 2.1%
   Con-way Inc.                                                      126,450        3,363,570
   Landstar System, Inc.                                             141,350        5,432,081
                                                                               --------------
                                                                                    8,795,651
                                                                               --------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
   FormFactor Inc. (a)                                               260,200        3,798,920
                                                                               --------------

SOFTWARE - 6.6%
   Blackboard Inc. (a)                                               187,917        4,929,063
   F5 Networks, Inc. (a)                                             212,150        4,849,749
   Nuance Communications, Inc. (a)                                   594,150        6,155,394
   TIBCO Software Inc. (a)                                           767,500        3,983,325
   Wind River Systems, Inc. (a)                                      811,550        7,328,296
                                                                               --------------
                                                                                   27,245,827
                                                                               --------------

SPECIALTY RETAIL - 5.8%
   Barnes & Noble, Inc.                                               69,850        1,047,750
   Foot Locker, Inc.                                                 551,350        4,046,909
   Jos. A. Bank Clothiers, Inc. (a)                                  203,393        5,318,727
   Rent-A-Center, Inc. (a)                                           335,250        5,917,163
   Tractor Supply Company (a)                                        121,938        4,406,839
   Ulta Salon, Cosmetics & Fragrance, Inc. (a)                       344,050        2,848,734
                                                                               --------------
                                                                                   23,586,122
                                                                               --------------

TEXTILES, APPAREL & LUXURY GOODS - 1.8%
   Phillips-Van Heusen Corporation                                   189,400        3,812,622
   Under Armour, Inc. - Class A (a)                                  150,350        3,584,344
                                                                               --------------
                                                                                    7,396,966
                                                                               --------------

WIRELESS TELECOMMUNICATION SERVICES - 1.2%
   SBA Communications Corporation - Class A (a)                      299,442        4,886,893
                                                                               --------------

TOTAL COMMON STOCKS
     (Cost $523,247,248)                                                          408,134,008
                                                                               --------------

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.7%                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.7%
   Federated Government Obligations Fund -
     Institutional Shares                                          2,793,906   $    2,793,906
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost $2,793,906)                                                              2,793,906
                                                                               --------------

TOTAL INVESTMENTS - 100.2%
     (Cost $526,041,154)                                                          410,927,914

   Liabilities in Excess of Other Assets - (0.2)%                                    (780,083)
                                                                               --------------

   TOTAL NET ASSETS - 100.0%                                                   $  410,147,831
                                                                               ==============

(a)   Non-income producing security.

(b)   U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS - 100.0%                                                SHARES            VALUE
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 7.3%
   Honeywell International Inc.                                       16,000   $      525,280
   Raytheon Company                                                   18,000          918,720
   Rockwell Collins, Inc.                                             18,000          703,620
   United Technologies Corporation                                    10,000          536,000
                                                                               --------------
                                                                                    2,683,620
                                                                               --------------

BEVERAGES - 7.0%
   The Coca-Cola Company                                              14,000          633,780
   Fomento Economico Mexicano, S.A.B.
      de C.V. - ADR (b)                                               15,000          451,950
   Molson Coors Brewing Company - Class B                             16,000          782,720
   PepsiCo, Inc.                                                      13,000          712,010
                                                                               --------------
                                                                                    2,580,460
                                                                               --------------

BIOTECHNOLOGY - 1.8%
   Genentech, Inc. (a)                                                 2,600          215,566
   Gilead Sciences, Inc. (a)                                           8,500          434,690
                                                                               --------------
                                                                                      650,256
                                                                               --------------

CHEMICALS - 5.2%
   Air Products and Chemicals, Inc.                                    9,000          452,430
   E. I. du Pont de Nemours & Company                                 25,000          632,500
   FMC Corporation                                                    14,600          653,058
   Monsanto Company                                                    2,600          182,910
                                                                               --------------
                                                                                    1,920,898
                                                                               --------------

COMMERCIAL BANKS - 11.0%
   Bank of America Corporation                                        40,000          563,200
   Cullen/Frost Bankers, Inc.                                         38,000        1,925,840
   Wells Fargo & Company                                              52,000        1,532,960
                                                                               --------------
                                                                                    4,022,000
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 2.8%
   SAIC, Inc. (a)                                                     16,000          311,680
   Waste Management, Inc.                                             22,000          729,080
                                                                               --------------
                                                                                    1,040,760
                                                                               --------------

COMMUNICATIONS EQUIPMENT - 1.5%
   Cisco Systems, Inc. (a)                                            34,000          554,200
   Nortel Networks Corporation (a)(b)                                      5                1
                                                                               --------------
                                                                                      554,201
                                                                               --------------

COMPUTERS & PERIPHERALS - 5.3%
   Apple Inc. (a)                                                      3,300          281,655
   Brocade Communications Systems, Inc. (a)                           90,000          252,000
   EMC Corporation (a)                                                55,000          575,850
   International Business Machines Corporation                        10,000          841,600
                                                                               --------------
                                                                                    1,951,105
                                                                               --------------

CONSTRUCTION & ENGINEERING - 0.7%
   Chicago Bridge & Iron Company N.V. - NY Shares (b)                 24,000          241,200
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 2.2%
   JPMorgan Chase & Co.                                               26,000          819,780
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
   AT&T Inc.                                                          20,000          570,000
                                                                               --------------

ELECTRICAL EQUIPMENT - 1.3%
   Emerson Electric Co.                                               13,300          486,913
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
   Itron, Inc. (a)                                                     2,700   $      172,098
   National Instruments Corporation                                   11,000          267,960
                                                                               --------------
                                                                                      440,058
                                                                               --------------

FOOD & STAPLES RETAILING - 2.3%
   CVS Caremark Corporation                                           16,000          459,840
   Walgreen Company                                                   15,000          370,050
                                                                               --------------
                                                                                      829,890
                                                                               --------------

HEALTH CARE EQUIPMENT & SUPPLIES - 6.9%
   Alcon, Inc. (b)                                                     4,800          428,112
   DENTSPLY International Inc.                                        17,000          480,080
   Haemonetics Corporation (a)                                        10,000          565,000
   ResMed Inc. (a)                                                    10,000          374,800
   Thermo Fisher Scientific, Inc. (a)                                 20,000          681,400
                                                                               --------------
                                                                                    2,529,392
                                                                               --------------

HOUSEHOLD DURABLES - 0.9%
   Jarden Corporation (a)                                             30,000          345,000
                                                                               --------------

HOUSEHOLD PRODUCTS - 3.9%
   Kimberly-Clark Corporation                                         11,500          606,510
   The Procter & Gamble Company                                       13,000          803,660
                                                                               --------------
                                                                                    1,410,170
                                                                               --------------

INTERNET & CATALOG RETAIL - 0.8%
   Liberty Media Corp - Series A (a)                                  17,400          304,152
                                                                               --------------

IT SERVICES - 1.3%
   Accenture Ltd. - Class A (b)                                       15,000          491,850
                                                                               --------------

MACHINERY - 1.9%
   Danaher Corporation                                                12,000          679,320
                                                                               --------------

MARINE - 1.3%
   Kirby Corporation (a)                                              18,000          492,480
                                                                               --------------

MEDIA - 0.7%
   Time Warner Inc.                                                   24,500          246,470
                                                                               --------------

METALS & MINING - 2.3%
   Newmont Mining Corporation                                         13,000          529,100
   Peabody Energy Corporation                                         13,100          298,025
                                                                               --------------
                                                                                      827,125
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.8%
   Cabot Oil & Gas Corporation                                        15,300          397,800
   Devon Energy Corporation                                            5,000          328,550
   EnCana Corporation (b)                                              4,500          209,160
   EOG Resources, Inc.                                                 7,000          466,060
   Exxon Mobil Corporation                                            10,000          798,300
   Noble Energy, Inc.                                                 10,000          492,200
   XTO Energy, Inc.                                                   15,000          529,050
                                                                               --------------
                                                                                    3,221,120
                                                                               --------------

PHARMACEUTICALS - 5.5%
   Abbott Laboratories                                                18,000          960,660
   Pfizer Inc.                                                        21,600          382,536
   Schering-Plough Corporation                                        40,000          681,200
                                                                               --------------
                                                                                    2,024,396
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
ROAD & RAIL - 2.0%
   Burlington Northern Santa Fe Corporation                            7,300   $      552,683
   Kansas City Southern (a)                                            9,200          175,260
                                                                               --------------
                                                                                      727,943
                                                                               --------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.7%
   Intel Corporation                                                  22,000          322,520
   Texas Instruments, Incorporated                                    20,000          310,400
                                                                               --------------
                                                                                      632,920
                                                                               --------------

SOFTWARE - 5.8%
   Citrix Systems, Inc. (a)                                           25,000          589,250
   Microsoft Corporation                                              20,000          388,800
   Nuance Communications, Inc. (a)                                    25,000          259,000
   Oracle Corporation (a)                                             50,000          886,500
                                                                               --------------
                                                                                    2,123,550
                                                                               --------------

SPECIALTY RETAIL - 5.0%
   PETsMART, Inc.                                                     42,000          774,900
   Tiffany & Co.                                                      18,000          425,340
   Tractor Supply Company (a)                                         17,000          614,380
                                                                               --------------
                                                                                    1,814,620
                                                                               --------------

TOTAL COMMON STOCKS
   (Cost $37,582,206)                                                              36,661,649
                                                                               --------------

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.3%                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.3%
   Federated Government Obligations Fund -
     Institutional Shares                                            124,410   $      124,410
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost $124,410)                                                                  124,410
                                                                               --------------

TOTAL INVESTMENTS - 100.3%
     (Cost $37,706,616)                                                            36,786,059

   Liabilities in Excess of Other Assets - (0.3)%                                    (109,312)
                                                                               --------------

   TOTAL NET ASSETS - 100.0%                                                   $   36,676,747
                                                                               ==============

ADR   American Depository Receipt.
(a)   Non-income producing security.
(b)   U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS - 61.0%                                                 SHARES            VALUE
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.2%
   General Dynamics Corporation                                        1,400   $       80,626
   Raytheon Company                                                    1,632           83,297
   Rockwell Collins, Inc.                                              2,900          113,361
   United Technologies Corporation                                       900           48,240
                                                                               --------------
                                                                                      325,524
                                                                               --------------

AIR FREIGHT & LOGISTICS - 0.5%
   United Parcel Service, Inc. - Class B                                 900           49,644
                                                                               --------------

ASSET MANAGEMENT - 1.3%
   Bank of New York Mellon Corporation                                 4,470          126,635
                                                                               --------------

BEVERAGES - 2.6%
   The Coca-Cola Company                                               2,900          131,283
   PepsiCo, Inc.                                                       2,400          131,448
                                                                               --------------
                                                                                      262,731
                                                                               --------------

BIOTECHNOLOGY - 3.0%
   Charles River Laboratories International, Inc. (a)                  3,100           81,220
   Genentech, Inc. (a)                                                 1,200           99,492
   Gilead Sciences, Inc. (a)                                           2,500          127,850
                                                                               --------------
                                                                                      308,562
                                                                               --------------

CAPITAL MARKETS - 1.2%
   Lazard Ltd - Class A (b)                                            4,000          118,960
                                                                               --------------

CHEMICALS - 2.3%
   Air Products and Chemicals, Inc.                                    1,300           65,351
   E.I. du Pont de Nemours & Company                                   2,300           58,190
   FMC Corporation                                                     2,400          107,352
                                                                               --------------
                                                                                      230,893
                                                                               --------------

COMMERCIAL BANKS - 2.7%
   Cullen/Frost Bankers, Inc.                                          2,600          131,768
   Wells Fargo & Company                                               4,700          138,556
                                                                               --------------
                                                                                      270,324
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 1.3%
   ITT Educational Services, Inc. (a)                                  1,400          132,972
                                                                               --------------

COMMUNICATIONS EQUIPMENT - 1.9%
   Cisco Systems, Inc. (a)                                             5,700           92,910
   Harris Corporation                                                  2,600           98,930
                                                                               --------------
                                                                                      191,840
                                                                               --------------

COMPUTERS & PERIPHERALS - 3.1%
   Apple Inc. (a)                                                      1,200          102,420
   EMC Corporation (a)                                                 8,600           90,042
   International Business Machines Corporation                         1,500          126,240
                                                                               --------------
                                                                                      318,702
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
   JPMorgan Chase & Co.                                                4,300          135,579
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
   AT&T Inc.                                                           4,500          128,250
   Verizon Communications Inc.                                         4,200          142,380
                                                                               --------------
                                                                                      270,630
                                                                               --------------

ELECTRICAL EQUIPMENT - 1.7%
   Baldor Electric Company                                             3,000           53,550
   Emerson Electric Co.                                                3,300          120,813
                                                                               --------------
                                                                                      174,363
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
   Itron, Inc. (a)                                                     1,500   $       95,610
                                                                               --------------

ENERGY EQUIPMENT & SERVICES - 1.0%
   Schlumberger Limited (b)                                            2,500          105,825
                                                                               --------------

FOOD & STAPLES RETAILING - 3.1%
   CVS Caremark Corporation                                            3,300           94,842
   Walgreen Company                                                    4,300          106,081
   Wal-Mart Stores, Inc.                                               2,000          112,120
                                                                               --------------
                                                                                      313,043
                                                                               --------------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
   Alcon, Inc. (b)                                                     1,300          115,947
   DENTSPLY International Inc.                                         2,400           67,776
   Haemonetics Corporation (a)                                         1,400           79,100
   ResMed Inc. (a)                                                     2,300           86,204
   Thermo Fisher Scientific, Inc. (a)                                  2,700           91,989
                                                                               --------------
                                                                                      441,016
                                                                               --------------

HOUSEHOLD DURABLES - 1.0%
   Jarden Corporation (a)                                              9,000          103,500
                                                                               --------------

HOUSEHOLD PRODUCTS - 3.5%
   Colgate-Palmolive Company                                           2,000          137,080
   Kimberly-Clark Corporation                                          1,700           89,658
   The Procter & Gamble Company                                        2,100          129,822
                                                                               --------------
                                                                                      356,560
                                                                               --------------

INDUSTRIAL CONGLOMERATES - 0.8%
   General Electric Company                                            5,280           85,536
                                                                               --------------

IT SERVICES - 1.7%
   Accenture Ltd. - Class A (b)                                        2,500           81,975
   Automatic Data Processing, Inc.                                     2,200           86,548
                                                                               --------------
                                                                                      168,523
                                                                               --------------

MACHINERY - 1.2%
   Danaher Corporation                                                 2,200          124,542
                                                                               --------------

MEDIA - 1.6%
   The DIRECTV Group, Inc. (a)                                         4,200           96,222
   The Walt Disney Company                                             3,000           68,070
                                                                               --------------
                                                                                      164,292
                                                                               --------------

MULTILINE RETAIL - 1.0%
   Kohl's Corporation (a)                                              2,800          101,360
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 4.5%
   Chevron Corporation                                                 1,595          117,983
   EOG Resources, Inc.                                                 1,400           93,212
   Exxon Mobil Corporation                                             1,900          151,677
   XTO Energy, Inc.                                                    2,582           91,067
                                                                               --------------
                                                                                      453,939
                                                                               --------------

PHARMACEUTICALS - 3.2%
   Abbott Laboratories                                                 2,200          117,414
   Schering-Plough Corporation                                         5,700           97,071
   Teva Pharmaceutical Industries Ltd. - ADR (b)                       2,500          106,425
                                                                               --------------
                                                                                      320,910
                                                                               --------------

ROAD & RAIL - 1.1%
   Burlington Northern Santa Fe Corporation                            1,500          113,565
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES            VALUE
----------------------------------------------------------------------------------------------
SOFTWARE - 1.1%
   Nuance Communications, Inc. (a)                                    10,400   $      107,744
                                                                               --------------

SPECIALTY RETAIL - 2.1%
   The Home Depot, Inc.                                                6,000          138,120
   PETsMART, Inc.                                                      4,300           79,335
                                                                               --------------
                                                                                      217,455
                                                                               --------------

TOTAL COMMON STOCKS
     (Cost $6,162,628)                                                              6,190,779
                                                                               --------------

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS - 33.3%                                                         AMOUNT
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.0%
   General Dynamics Corporation
     4.50%, 08/15/2010                                        $      100,000          102,165
   United Technologies Corporation
     6.35%, 03/01/2011                                               100,000          105,788
                                                                               --------------
                                                                                      207,953
                                                                               --------------

BEVERAGES - 2.6%
   Anheuser-Busch Companies, Inc.
     5.75%, 04/01/2010                                                57,000           56,547
   The Coca-Cola Company
     5.35%, 11/15/2017                                               100,000          108,082
   PepsiCo, Inc.
     4.65%, 02/15/2013                                               100,000          102,914
                                                                               --------------
                                                                                      267,543
                                                                               --------------

CHEMICALS - 2.0%
   E.I. du Pont de Nemours & Company:
     6.875%, 10/15/2009                                              100,000          102,494
     5.00%, 01/15/2013                                               100,000          100,996
                                                                               --------------
                                                                                      203,490
                                                                               --------------

COMMERCIAL BANKS - 0.8% Bancwest Corp.
     8.30%, 01/15/2011                                                75,000           78,424
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 1.0% Waste Management, Inc.
     7.375%, 08/01/2010                                              100,000          101,376
                                                                               --------------

COMMUNICATIONS EQUIPMENT - 1.6% Cisco Systems, Inc.
     5.25%, 02/22/2011                                                75,000           77,899
   Motorola, Inc.
     7.625%, 11/15/2010                                              100,000           88,661
                                                                               --------------
                                                                                      166,560
                                                                               --------------
COMPUTERS & PERIPHERALS - 1.5%
   Hewlett-Packard Company
     4.50%, 03/01/2013                                               100,000          101,604
   International Business Machines Corporation
     4.375%, 06/01/2009                                               50,000           50,184
                                                                               --------------
                                                                                      151,788
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 1.0% Citigroup Inc.
     4.25%, 07/29/2009                                               100,000           98,818
                                                                               --------------

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.5%
   AT&T Inc.:
     5.875%, 02/01/2012                                       $       75,000   $       76,476
     5.10%, 09/15/2014                                               125,000          123,023
   BellSouth Corporation
     6.00%, 10/15/2011                                               150,000          153,158
                                                                               --------------
                                                                                      352,657
                                                                               --------------

ELECTRIC UTILITIES - 1.0%
   Southern Company
     5.30%, 01/15/2012                                               100,000          101,049
                                                                               --------------

ELECTRICAL EQUIPMENT - 1.0% Emerson Electric Co.
     5.85%, 03/15/2009                                               100,000          100,413
                                                                               --------------

FOOD & STAPLES RETAILING - 2.1%
   Costco Wholesale Corporation
     5.30%, 03/15/2012                                               100,000          104,443
   Wal-Mart Stores, Inc.
     4.55%, 05/01/2013                                               100,000          103,634
                                                                               --------------
                                                                                      208,077
                                                                               --------------

FOOD PRODUCTS - 0.5%
   McCormick & Company, Incorporated
     5.25%, 09/01/2013                                                50,000           49,058
                                                                               --------------

HOTELS, RESTAURANTS & LEISURE - 0.8%
   McDonald's Corporation
     6.00%, 04/15/2011                                                75,000           79,017
                                                                               --------------

HOUSEHOLD PRODUCTS - 1.0%
   The Procter & Gamble Company
     4.60%, 01/15/2014                                               100,000          104,908
                                                                               --------------

INDUSTRIAL CONGLOMERATES - 1.0%
   General Electric Company
     5.00%, 02/01/2013                                               100,000          101,221
                                                                               --------------

INSURANCE - 1.0%
   Berkshire Hathaway Inc.
     4.85%, 01/15/2015                                               100,000          100,298
                                                                               --------------

INVESTMENT BANK & BROKERAGE - 2.2% The Goldman Sachs Group, Inc.:
     5.25%, 04/01/2013                                               100,000           92,180
     5.50%, 11/15/2014                                                35,000           31,765
   Merrill Lynch & Co., Inc.
     5.45%, 07/15/2014                                               100,000           98,969
                                                                               --------------
                                                                                      222,914
                                                                               --------------

MULTILINE RETAIL - 0.4%
   J.C. Penney Co., Inc.
     7.65%, 08/15/2016                                                50,000           39,256
                                                                               --------------

MULTI-UTILITIES & UNREGULATED POWER - 0.5% Duke Energy Corp.
     6.25%, 01/15/2012                                                50,000           51,844
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.8%
   Apache Corporation
     5.625%, 01/15/2017                                       $       75,000   $       75,625
   Burlington Resources Finance Company (b)
     6.68%, 02/15/2011                                               100,000          103,088
   ConocoPhillips
     5.50%, 04/15/2013                                               100,000          102,184
   EOG Resources, Inc.
     6.125%, 10/01/2013                                              100,000          104,589
                                                                               --------------
                                                                                      385,486
                                                                               --------------

PHARMACEUTICALS - 0.5%
   Abbott Laboratories
     5.15%, 11/30/2012                                                50,000           53,410
                                                                               --------------

SOFTWARE - 1.5%
   Oracle Corporation
     5.00%, 01/15/2011                                               150,000          154,121
                                                                               --------------

TOTAL CORPORATE BONDS
     (Cost $3,407,797)                                                              3,379,681
                                                                               --------------

----------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 2.1%
----------------------------------------------------------------------------------------------

FANNIE MAE - 1.1%
     5.00%, 02/16/2012                                               100,000          109,803
                                                                               --------------

FEDERAL HOME LOAN BANK - 1.0%
     5.00%, 09/18/2009                                               100,000          103,077
                                                                               --------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
     (Cost $199,415)                                                                  212,880
                                                                               --------------

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.8%                                         SHARES
----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.8%
   Dreyfus Government Cash Management Fund -
     Institutional Shares                                             29,679           29,679
   Federated Government Obligations Fund -
     Institutional Shares                                            259,647          259,647
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost $289,326)                                                                  289,326
                                                                               --------------

TOTAL INVESTMENTS - 99.2%
     (Cost $10,059,166)                                                            10,072,666

   Other Assets in Excess of Liabilities - 0.8%                                        83,262
                                                                               --------------

   TOTAL NET ASSETS - 100.0%                                                   $   10,155,928
                                                                               ==============

ADR   American Depository Receipt.
(a)   Non-income producing security.
(b)   U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS - 81.2%                                                         AMOUNT            VALUE
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.2%
   General Dynamics Corporation:
     4.50%, 08/15/2010                                        $    1,825,000   $    1,864,517
     4.25%, 05/15/2013                                               250,000          250,235
     5.25%, 02/01/2014                                               225,000          230,840
     5.375%, 08/15/2015                                            1,375,000        1,434,234
   Lockheed Martin Corporation:
     8.20%, 12/01/2009                                               820,000          852,232
     7.65%, 05/01/2016                                             1,250,000        1,442,752
   Rockwell Collins, Inc.
     4.75%, 12/01/2013                                               430,000          436,650
   United Technologies Corporation:
     7.125%, 11/15/2010                                              250,000          266,346
     6.10%, 05/15/2012                                               700,000          745,170
                                                                               --------------
                                                                                    7,522,976
                                                                               --------------

ASSET MANAGEMENT - 0.8%
   Mellon Funding Corporation
     6.40%, 05/14/2011                                               892,000          923,803
                                                                               --------------

BEVERAGES - 4.1%
   The Coca-Cola Company:
     5.75%, 03/15/2011                                             1,000,000        1,061,915
     5.35%, 11/15/2017                                             1,500,000        1,621,236
   PepsiCo, Inc.:
     4.65%, 02/15/2013                                             1,035,000        1,065,157
     7.90%, 11/01/2018                                             1,000,000        1,227,837
                                                                               --------------
                                                                                    4,976,145
                                                                               --------------

CHEMICALS - 2.8%
   E.I. du Pont de Nemours & Company
     4.125%, 04/30/2010                                              750,000          756,285
   The Lubrizol Corporation
     5.50%, 10/01/2014                                             1,579,000        1,437,174
   Praxair, Inc.:
     6.375%, 04/01/2012                                              925,000          971,071
     5.25%, 11/15/2014                                               200,000          204,498
                                                                               --------------
                                                                                    3,369,028
                                                                               --------------

COMMERCIAL BANKS - 0.8%
   Bank of America Corporation
     5.375%, 06/15/2014                                            1,025,000        1,005,834
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 2.9%
   Allied Waste Industries, Inc.
     5.75%, 02/15/2011                                             1,000,000          937,952
   International Lease Finance Corporation
     6.375%, 03/15/2009                                              700,000          672,078
   Pitney Bowes Inc.:
     4.625%, 10/01/2012                                              500,000          489,972
     3.875%, 06/15/2013                                              400,000          378,829
   Waste Management, Inc.
     7.375%, 08/01/2010                                            1,049,000        1,063,434
                                                                               --------------
                                                                                    3,542,265
                                                                               --------------

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.4%
   Cisco Systems, Inc.:
     5.25%, 02/22/2011                                        $    1,650,000   $    1,713,779
     5.50%, 02/22/2016                                             1,000,000        1,060,740
   Motorola, Inc.
     7.625%, 11/15/2010                                            1,500,000        1,329,918
                                                                               --------------
                                                                                    4,104,437
                                                                               --------------

COMPUTERS & PERIPHERALS - 3.7%
   Hewlett-Packard Company:
     6.50%, 07/01/2012                                               700,000          753,948
     4.50%, 03/01/2013                                             1,125,000        1,143,044
   International Business Machines Corporation:
     4.95%, 03/22/2011                                               875,000          907,150
     5.70%, 09/14/2017                                             1,500,000        1,606,433
                                                                               --------------
                                                                                    4,410,575
                                                                               --------------

CONSUMER FINANCE - 0.7%
   Western Union Company
     5.93%, 10/01/2016                                             1,000,000          855,884
                                                                               --------------

CONTAINERS & PACKAGING - 1.1%
   Packaging Corp. of America
     5.75%, 08/01/2013                                             1,500,000        1,328,955
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 2.4%
   Citigroup Inc.
     5.125%, 05/05/2014                                            1,000,000          940,751
   First Chicago Corporation
     6.375%, 01/30/2009                                            1,000,000        1,003,765
   Textron Financial Corporation
     6.00%, 11/20/2009                                             1,000,000          934,224
                                                                               --------------
                                                                                    2,878,740
                                                                               --------------

DIVERSIFIED MANUFACTURING - 1.1%
   Honeywell International Inc.
     4.25%, 03/01/2013                                             1,300,000        1,298,713
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 5.2%
   AT&T Inc.:
     5.30%, 11/15/2010                                               125,000          127,115
     6.25%, 03/15/2011                                               200,000          204,603
     5.10%, 09/15/2014                                             1,750,000        1,722,325
   BellSouth Corporation
     6.00%, 10/15/2011                                             1,000,000        1,021,056
   Verizon Communications Inc.:
     5.25%, 04/15/2013                                               950,000          954,538
     5.55%, 02/15/2016                                             1,000,000          978,431
   Verizon Global Funding Corp.
     7.375%, 09/01/2012                                            1,250,000        1,308,739
                                                                               --------------
                                                                                    6,316,807
                                                                               --------------

ELECTRIC UTILITIES - 0.8%
   Southern Power Co.
     4.875%, 07/15/2015                                            1,050,000          935,955
                                                                               --------------

ELECTRICAL EQUIPMENT - 0.8%
   Emerson Electric Co.
     5.85%, 03/15/2009                                             1,025,000        1,029,229
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.7%
   Baker Hughes Incorporated
     6.50%, 11/15/2013                                        $      725,000   $      765,702
   Weatherford International, Inc.
     6.35%, 06/15/2017                                             1,550,000        1,324,883
                                                                               --------------
                                                                                    2,090,585
                                                                               --------------

FOOD & STAPLES RETAILING - 4.8%
   Costco Wholesale Corporation
     5.30%, 03/15/2012                                             1,400,000        1,462,195
   Sysco Corporation
     4.20%, 02/12/2013                                             1,175,000        1,171,676
   Walgreen Company
     4.875%, 08/01/2013                                            1,650,000        1,701,001
   Wal-Mart Stores, Inc.
     4.55%, 05/01/2013                                             1,400,000        1,450,882
                                                                               --------------
                                                                                    5,785,754
                                                                               --------------

FOOD PRODUCTS - 2.0%
   The Hershey Company
     4.85%, 08/15/2015                                             1,000,000          962,705
   McCormick & Company, Incorporated
     5.25%, 09/01/2013                                             1,450,000        1,422,676
                                                                               --------------
                                                                                    2,385,381
                                                                               --------------

HOTELS, RESTAURANTS & LEISURE - 1.8%
   McDonald's Corporation:
     6.00%, 04/15/2011                                             1,000,000        1,053,558
     5.35%, 03/01/2018                                             1,000,000        1,040,663
                                                                               --------------
                                                                                    2,094,221
                                                                               --------------

HOUSEHOLD PRODUCTS - 1.7%
   Kimberly-Clark Corporation
     5.625%, 02/15/2012                                            1,000,000        1,037,619
   The Procter & Gamble Company
     8.00%, 09/01/2024
     Putable 09/01/2014                                              775,000        1,019,760
                                                                               --------------
                                                                                    2,057,379
                                                                               --------------

INDUSTRIAL CONGLOMERATES - 2.9%
   3M Co.
     4.375%, 08/15/2013                                            1,750,000        1,839,696
   General Electric Company
     5.00%, 02/01/2013                                             1,600,000        1,619,544
                                                                               --------------
                                                                                    3,459,240
                                                                               --------------

INSURANCE - 1.0%
   Berkshire Hathaway Inc.
     4.85%, 01/15/2015                                             1,225,000        1,228,654
                                                                               --------------

INVESTMENT BANK & BROKERAGE - 1.6%
   The Goldman Sachs Group, Inc.
     5.125%, 01/15/2015                                            1,000,000          918,623
   Morgan Stanley
     3.25%, 12/01/2011                                             1,000,000        1,042,855
                                                                               --------------
                                                                                    1,961,478
                                                                               --------------

MACHINERY - 0.8%
   Dover Corporation
     6.50%, 02/15/2011                                               925,000          946,016
                                                                               --------------

MEDIA - 1.5%
   The Walt Disney Company:
     4.70%, 12/01/2012                                               225,000          231,771
     5.625%, 09/15/2016                                            1,500,000        1,558,808
                                                                               --------------
                                                                                    1,790,579
                                                                               --------------

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------
METALS & MINING - 1.0%
   Alcoa Inc.
     6.00%, 01/15/2012                                        $    1,310,000   $    1,191,034
                                                                               --------------

MULTILINE RETAIL - 1.4%
   J.C. Penney Co., Inc.:
     8.00%, 03/01/2010                                               950,000          922,438
     7.65%, 08/15/2016                                               600,000          471,067
   Target Corporation
     6.35%, 01/15/2011                                               300,000          306,886
                                                                               --------------
                                                                                    1,700,391
                                                                               --------------

MULTI-UTILITIES & UNREGULATED POWER - 0.9%
   Duke Energy Corp.
     6.25%, 01/15/2012                                             1,000,000        1,036,887
                                                                               --------------

OIL & GAS DRILLING - 1.3%
   Transocean Inc. (a)
     6.625%, 04/15/2011                                            1,500,000        1,532,546
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.6%
   Amerada Hess Corporation:
     7.375%, 10/01/2009                                              300,000          303,631
     6.65%, 08/15/2011                                             1,550,000        1,550,301
   Apache Corporation
     6.25%, 04/15/2012                                             1,593,000        1,669,510
   Burlington Resources Finance Company (a)
     6.68%, 02/15/2011                                               985,000        1,015,420
   Conoco Funding Company (a)
     6.35%, 10/15/2011                                               500,000          526,351
   ConocoPhillips
     4.75%, 10/15/2012                                               875,000          872,877
   Devon Financing Corp. ULC (a)
     6.875%, 09/30/2011                                            1,000,000        1,009,782
   EOG Resources, Inc.
     6.125%, 10/01/2013                                            1,500,000        1,568,835
   Kerr-McGee Corporation
     6.875%, 09/15/2011                                            1,000,000          990,229
   Marathon Oil Corporation
     5.90%, 03/15/2018                                             1,000,000          836,570
   Noble Energy, Inc.
     5.25%, 04/15/2014                                             1,500,000        1,311,813
   XTO Energy, Inc.
     6.25%, 04/15/2013                                             1,150,000        1,122,784
                                                                               --------------
                                                                                   12,778,103
                                                                               --------------

PHARMACEUTICALS - 2.3%
   Abbott Laboratories:
     5.60%, 05/15/2011                                               500,000          528,217
     5.15%, 11/30/2012                                               675,000          721,034
   Teva Pharmaceutical Industries Ltd.
     5.55%, 02/01/2016                                             1,515,000        1,495,370
                                                                               --------------
                                                                                    2,744,621
                                                                               --------------

ROAD & RAIL - 2.9%
   Burlington Northern Santa Fe Corporation
     6.75%, 07/15/2011                                             1,850,000        1,881,569
   Norfolk Southern Corporation
     5.257%, 09/17/2014                                              750,000          703,901
   Union Pacific Corporation
     6.125%, 01/15/2012                                            1,000,000          974,407
                                                                               --------------
                                                                                    3,559,877
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
CORPORATE                                                          PRINCIPAL
BONDS                                                          AMOUNT/SHARES            VALUE
----------------------------------------------------------------------------------------------
SOFTWARE - 1.8%
   Oracle Corporation:
     5.00%, 01/15/2011                                        $    1,000,000   $    1,027,470
     5.25%, 01/15/2016                                             1,150,000        1,172,537
                                                                               --------------
                                                                                    2,200,007
                                                                               --------------

SPECIALTY RETAIL - 2.4%
   The Home Depot, Inc.
     4.625%, 08/15/2010                                            1,175,000        1,163,976
   Lowe's Companies, Inc.:
     8.25%, 06/01/2010                                             1,225,000        1,272,934
     5.00%, 10/15/2015                                               525,000          513,102
                                                                               --------------
                                                                                    2,950,012
                                                                               --------------

TOTAL CORPORATE BONDS
     (Cost $99,434,368)                                                            97,992,111
                                                                               --------------

----------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.4%
----------------------------------------------------------------------------------------------

INVESTMENT BANK & BROKERAGE - 0.4%
   The Goldman Sachs Group, Inc.
     Callable 04/25/2010                                              40,000          520,000
                                                                               --------------

TOTAL PREFERRED STOCKS
     (Cost $1,000,000)                                                                520,000
                                                                               --------------

----------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 16.7%
----------------------------------------------------------------------------------------------

FANNIE MAE - 2.3%
     5.00%, 03/15/2016                                        $    1,000,000        1,128,397
     5.00%, 02/13/2017                                             1,500,000        1,704,614
                                                                               --------------
                                                                                    2,833,011
                                                                               --------------

FEDERAL HOME LOAN BANK - 3.7%
     3.625%, 10/02/2009                                              500,000          500,000
     5.25%, 06/18/2014                                               500,000          569,513
     5.50%, 08/13/2014                                             1,000,000        1,154,430
     4.75%, 12/16/2016                                             1,000,000        1,118,947
     4.875%, 05/17/2017                                            1,000,000        1,132,474
                                                                               --------------
                                                                                    4,475,364
                                                                               --------------

FREDDIE MAC - 3.4%
     5.375%, 01/09/2014
       Callable 01/09/2009                                         2,000,000        2,001,478
     5.55%, 10/04/2016
       Callable 10/04/2011                                         1,500,000        1,554,819
     5.125%, 11/17/2017                                              500,000          580,381
                                                                               --------------
                                                                                    4,136,678
                                                                               --------------

U.S. TREASURY INFLATION INDEXED BONDS - 1.4%
     2.375%, 04/15/2011                                              491,004          479,689
     3.375%, 01/15/2012                                            1,219,690        1,206,922
                                                                               --------------
                                                                                    1,686,611
                                                                               --------------

U.S. TREASURY NOTES - 5.9%
     4.25%, 11/15/2014                                             1,400,000        1,620,172
     4.25%, 08/15/2015                                             1,615,000        1,875,924
     4.50%, 02/15/2016                                               500,000          588,751
     5.125%, 05/15/2016                                            1,500,000        1,816,758
     4.25%, 11/15/2017                                             1,000,000        1,165,235
                                                                               --------------
                                                                                    7,066,840
                                                                               --------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
     (Cost $18,447,229)                                                            20,198,504
                                                                               --------------

----------------------------------------------------------------------------------------------
SHORT-TERM                                                         PRINCIPAL
INVESTMENTS - 0.4%                                             AMOUNT/SHARES           VALUE
----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.1%
   Federated Government Obligations Fund -
     Institutional Shares                                             39,562   $       39,562
                                                                               --------------
U.S. GOVERNMENT & AGENCY ISSUES - 0.3%
   Federal Home Loan Bank
     2.70%, 01/02/2009                                        $      300,000          300,000
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost $339,568)                                                                  339,562
                                                                               --------------

TOTAL INVESTMENTS - 98.7%
     (Cost $119,221,165)                                                          119,050,177

   Other Assets in Excess of Liabilities - 1.3%                                     1,624,064
                                                                               --------------

   TOTAL NET ASSETS - 100.0%                                                   $  120,674,241
                                                                               ==============

(a)   U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                            LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS - 100.3%                                                SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
AUSTRALIA - 4.1%
----------------------------------------------------------------------------------------------
AIRLINES - 0.1%
   Qantas Airways Limited                                             22,857   $       42,109
                                                                               --------------

BIOTECHNOLOGY - 0.3%
   CSL Limited                                                         4,616          108,854
                                                                               --------------

COMMERCIAL BANKS - 1.0%
   Australia and New Zealand Banking Group Limited                    13,511          145,868
   Suncorp-Metway Limited                                             13,072           77,050
   Westpac Banking Corporation                                        12,696          152,272
                                                                               --------------
                                                                                      375,190
                                                                               --------------

CONSTRUCTION MATERIALS - 0.2%
   Boral Limited                                                      21,378           69,236
                                                                               --------------

DIVERSIFIED OPERATIONS - 0.5%
   BHP Billiton Limited                                                7,838          166,512
   Orica Limited                                                       2,689           26,388
                                                                               --------------
                                                                                      192,900
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
   Telstra Corporation Limited                                        36,612           98,012
                                                                               --------------

INSURANCE - 0.3%
   AMP Limited                                                        32,582          124,228
                                                                               --------------

MEDIA - 0.2%
   Fairfax Media Limited                                              54,570           62,612
                                                                               --------------

MULTILINE RETAIL - 0.3%
   Harvey Norman Holdings Limited                                     60,107          111,549
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.5%
   Oil Search Limited                                                 18,727           61,322
   Origin Energy Limited                                               6,527           73,615
   Santos Limited                                                      3,530           36,987
                                                                               --------------
                                                                                      171,924
                                                                               --------------

REAL ESTATE INVESTMENT TRUSTS - 0.2%
   Stockland                                                          21,589           61,414
                                                                               --------------

ROAD & RAIL - 0.3%
   Toll Holdings Limited                                              25,803          111,483
                                                                               --------------

   TOTAL AUSTRALIA                                                                  1,529,511
                                                                               --------------

----------------------------------------------------------------------------------------------
DENMARK - 0.2%
----------------------------------------------------------------------------------------------

BEVERAGES - 0.2%
   Carlsberg A/S - B Shares                                            2,003           65,478
                                                                               --------------

   TOTAL DENMARK                                                                       65,478
                                                                               --------------

----------------------------------------------------------------------------------------------
FRANCE - 9.2%
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS - 3.7%
   BNP Paribas                                                        10,272          443,385
   Credit Agricole SA                                                 81,307          913,250
                                                                               --------------
                                                                                    1,356,635
                                                                               --------------

ELECTRIC UTILITIES - 2.3%
   Electricite de France                                              14,516          844,276
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
   Alstom                                                             11,953   $      712,335
                                                                               --------------

MEDIA - 1.1%
   Vivendi                                                            12,619          411,304
                                                                               --------------

ROAD & RAIL - 0.2%
   Groupe Eurotunnel SA (a)                                           16,180           87,607
                                                                               --------------

   TOTAL FRANCE                                                                     3,412,157
                                                                               --------------

----------------------------------------------------------------------------------------------
GERMANY - 9.7%
----------------------------------------------------------------------------------------------

CHEMICALS - 4.8%
   Bayer AG                                                           23,191        1,346,099
   Linde AG                                                            4,976          423,211
                                                                               --------------
                                                                                    1,769,310
                                                                               --------------

ELECTRIC UTILITIES - 2.4%
   E.ON AG                                                            23,421          906,094
                                                                               --------------

INSURANCE - 2.0%
   Allianz SE                                                          7,007          744,555
                                                                               --------------

MACHINERY - 0.5%
   MAN AG                                                              3,497          199,047
                                                                               --------------

   TOTAL GERMANY                                                                    3,619,006
                                                                               --------------

----------------------------------------------------------------------------------------------
HONG KONG - 1.7%
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS - 0.1%
   BOC Hong Kong (Holdings) Limited                                   31,000           35,482
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 0.2%
   Hong Kong Exchanges & Clearing Limited                              7,200           69,127
                                                                               --------------

DIVERSIFIED OPERATIONS - 0.3%
   Hutchison Whampoa Limited                                          21,000          106,013
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
   PCCW Limited                                                      242,000          116,186
                                                                               --------------

ELECTRIC UTILITIES - 0.1%
   Hongkong Electric Holdings Limited                                 10,500           59,115
                                                                               --------------

REAL ESTATE - 0.4%
   Cheung Kong (Holdings) Limited                                      6,000           57,238
   Henderson Land Development Company Limited                         21,000           78,543
                                                                               --------------
                                                                                      135,781
                                                                               --------------

SPECIALTY RETAIL - 0.3%
   Esprit Holdings Limited                                            19,900          113,398
                                                                               --------------
   TOTAL HONG KONG                                                                    635,102
                                                                               --------------

----------------------------------------------------------------------------------------------
JAPAN - 29.7%
----------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS - 0.2%
   YAMATO HOLDINGS CO., LTD.                                           6,000           78,461
                                                                               --------------

AUTO COMPONENTS - 0.3%
   TOYODA GOSEI CO., LTD.                                              9,600          113,040
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
AUTOMOBILES - 1.9%
   HONDA MOTOR CO., LTD.                                               6,100   $      129,922
   NISSAN MOTOR CO., LTD.                                             12,800           46,050
   Toyota Motor Corporation                                           15,300          505,792
                                                                               --------------
                                                                                      681,764
                                                                               --------------

BEVERAGES - 0.5%
   ASAHI BREWERIES, LTD.                                               3,800           65,702
   Kirin Holdings Company, Limited                                    10,000          132,954
                                                                               --------------
                                                                                      198,656
                                                                               --------------

BUILDING PRODUCTS - 0.6%
   Asahi Glass Company, Limited                                       42,000          239,413
                                                                               --------------

CHEMICALS - 1.3%
   KURARAY Co., LTD.                                                  28,500          223,296
   Mitsubishi Chemical Holdings Corporation                           31,500          139,580
   TOSOH CORPORATION                                                  42,000          103,662
                                                                               --------------
                                                                                      466,538
                                                                               --------------

COMMERCIAL BANKS - 3.2%
   The Bank of Yokohama, Ltd.                                         28,000          165,166
   Mitsubishi UFJ Financial Group, Inc.                               73,300          460,701
   Mizuho Financial Group, Inc.                                           61          173,411
   Sumitomo Mitsui Financial Group, Inc.                                  92          381,600
                                                                               --------------
                                                                                    1,180,878
                                                                               --------------

COMMERCIAL SERVICES & SUPPLIES - 0.7%
   SECOM CO., LTD.                                                     5,300          273,493
                                                                               --------------

ELECTRIC UTILITIES - 0.9%
   The Tokyo Electric Power Company                                    9,500          317,127
                                                                               --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
   FANUC LTD.                                                          3,900          279,520
   HOYA                                                               15,100          263,740
   NIDEC CORPORATION                                                   2,300           89,951
   Sumitomo Electric Industries, Ltd.                                 24,000          185,789
                                                                               --------------
                                                                                      819,000
                                                                               --------------

FOOD & STAPLES RETAILING - 0.9%
   LAWSON, INC.                                                        1,300           74,973
   Seven & I Holdings Co., Ltd.                                        7,500          257,787
                                                                               --------------
                                                                                      332,760
                                                                               --------------

FOOD PRODUCTS - 1.3%
   Ajinomoto Co., Inc.                                                29,000          316,510
   HOKUTO CORPORATION                                                  6,200          175,999
                                                                               --------------
                                                                                      492,509
                                                                               --------------

GAS UTILITIES - 0.6%
   TOKYO GAS CO., LTD.                                                46,000          233,168
                                                                               --------------

HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
   NIHON KOHDEN CORPORATION                                           12,200          289,305
                                                                               --------------

HOTELS, RESTAURANTS & LEISURE - 0.8%
   DOUTOR NICHIRES Holdings Co., Ltd                                  13,900          304,343
                                                                               --------------

HOUSEHOLD DURABLES - 1.1%
   Makita Corporation                                                  9,000          201,367
   Matsushita Electric Industrial Co., Ltd.                           16,000          196,676
                                                                               --------------
                                                                                      398,043
                                                                               --------------

HOUSEHOLD PRODUCTS - 0.3%
   UNICHARM CORPORATION                                                1,400          105,324
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
INSURANCE - 0.5%
   Mitsui Sumitomo Insurance Group Holdings, Inc.                      4,700   $      149,465
   Tokio Marine Holdings, Inc.                                         1,800           53,333
                                                                               --------------
                                                                                      202,798
                                                                               --------------

INTERNET SOFTWARE & SERVICES - 1.0%
   Yahoo Japan Corporation                                               883          362,307
                                                                               --------------

IT SERVICES - 0.4%
   NTT Data Corporation                                                   34          136,988
                                                                               --------------

MEDIA - 0.6%
   Jupiter Telecommunications Co., Ltd.                                  209          217,536
                                                                               --------------

METALS & MINING - 0.4%
   Hitachi Metals Ltd.                                                 8,000           37,208
   Sumitomo Metal Industries, Ltd.                                    46,000          113,625
                                                                               --------------
                                                                                      150,833
                                                                               --------------

OFFICE ELECTRONICS - 0.7%
   CANON INC.                                                          8,300          262,982
                                                                               --------------

PERSONAL PRODUCTS - 0.2%
   KOSE Corporation                                                    2,900           72,895
                                                                               --------------

PHARMACEUTICALS - 2.0%
   Shionogi & Co., Ltd.                                               29,000          748,927
                                                                               --------------

REAL ESTATE - 1.1%
   Mitsubishi Estate Company Ltd.                                     13,000          214,745
   NTT URBAN DEVELOPMENT CORPORATION                                     185          200,350
                                                                               --------------
                                                                                      415,095
                                                                               --------------

ROAD & RAIL - 1.2%
   Central Japan Railway Company                                          39          338,233
   West Japan Railway Company                                             27          123,024
                                                                               --------------
                                                                                      461,257
                                                                               --------------

SOFTWARE - 1.4%
   CAPCOM CO., LTD.                                                    6,700          151,575
   Nintendo Co., Ltd.                                                    974          372,216
                                                                               --------------
                                                                                      523,791
                                                                               --------------

SPECIALTY RETAIL - 1.0%
   Point Inc.                                                          2,000          110,240
   YAMADA DENKI CO., LTD.                                              3,540          247,452
                                                                               --------------
                                                                                      357,692
                                                                               --------------

TRADING COMPANIES & DISTRIBUTORS - 0.8%
   Marubeni Corporation                                               27,000          103,371
   Mitsubishi Corporation                                             14,300          202,546
                                                                               --------------
                                                                                      305,917
                                                                               --------------

WIRELESS TELECOMMUNICATION SERVICES - 0.8%
   KDDI CORPORATION                                                       21          149,946
   NTT DoCoMo, Inc.                                                       82          161,402
                                                                               --------------
                                                                                      311,348
                                                                               --------------

   TOTAL JAPAN                                                                     11,054,188
                                                                               --------------

----------------------------------------------------------------------------------------------
LUXEMBOURG - 0.9%
----------------------------------------------------------------------------------------------

METALS & MINING - 0.9%
   ArcelorMittal                                                      14,221          342,794
                                                                               --------------

   TOTAL LUXEMBOURG                                                                   342,794
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
NETHERLANDS - 3.3%
----------------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.3%
   Royal Dutch Shell plc - A Shares                                   46,264   $    1,223,201
                                                                               --------------

   TOTAL NETHERLANDS                                                                1,223,201
                                                                               --------------

----------------------------------------------------------------------------------------------
NORWAY - 1.9%
----------------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.9%
   StatoilHydro ASA                                                   41,249          689,881
                                                                               --------------

   TOTAL NORWAY                                                                       689,881
                                                                               --------------

----------------------------------------------------------------------------------------------
RUSSIAN FEDERATION - 0.8%
----------------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.8%
   Gazprom - ADR                                                      21,900          315,520
                                                                               --------------

   TOTAL RUSSIAN FEDERATION                                                           315,520
                                                                               --------------

----------------------------------------------------------------------------------------------
SINGAPORE - 0.8%
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS - 0.2%
   United Overseas Bank Limited                                        9,000           81,333
                                                                               --------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
   Singapore Telecommunications Limited                               21,000           37,423
                                                                               --------------

INDUSTRIAL CONGLOMERATES - 0.2%
   Fraser and Neave Limited                                           27,000           55,825
                                                                               --------------

MACHINERY - 0.1%
   SembCorp Marine Limited                                            28,000           33,002
                                                                               --------------

REAL ESTATE - 0.2%
   Capitaland Limited                                                 37,000           80,731
                                                                               --------------

   TOTAL SINGAPORE                                                                    288,314
                                                                               --------------

----------------------------------------------------------------------------------------------
SOUTH KOREA - 0.1%
----------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES - 0.1%
   NHN Corp. (a)                                                         191           20,192
                                                                               --------------

   TOTAL SOUTH KOREA                                                                   20,192
                                                                               --------------

----------------------------------------------------------------------------------------------
SPAIN - 3.8%
----------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.8%
   Telefonica S.A.                                                    62,221        1,404,431
                                                                               --------------

   TOTAL SPAIN                                                                      1,404,431
                                                                               --------------

----------------------------------------------------------------------------------------------
SWITZERLAND - 9.3%
----------------------------------------------------------------------------------------------

CAPITAL MARKETS - 1.5%
   UBS AG                                                             37,928          551,828
                                                                               --------------

ELECTRICAL EQUIPMENT - 1.8%
   ABB Ltd.                                                           43,573          664,494
                                                                               --------------

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
FOOD PRODUCTS - 3.0%
   Nestle SA                                                          28,906   $    1,144,624
                                                                               --------------

PHARMACEUTICALS - 3.0%
   Roche Holding AG - Genussscheine Shares                             7,202        1,114,993
                                                                               --------------

   TOTAL SWITZERLAND                                                                3,475,939
                                                                               --------------

----------------------------------------------------------------------------------------------
UNITED ARAB EMIRATES - 0.1%
----------------------------------------------------------------------------------------------

MARINE - 0.1%
   DP World Ltd. (a)                                                 122,566           47,801
                                                                               --------------

   TOTAL UNITED ARAB EMIRATES                                                          47,801
                                                                               --------------

----------------------------------------------------------------------------------------------
UNITED KINGDOM - 24.7%
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS - 4.7%
   HSBC Holdings plc                                                 107,433        1,051,468
   Royal Bank of Scotland Group plc                                  309,582          227,892
   Standard Chartered plc                                             37,021          473,722
                                                                               --------------
                                                                                    1,753,082
                                                                               --------------

DIVERSIFIED FINANCIAL SERVICES - 0.8%
   Man Group plc                                                      88,266          303,648
                                                                               --------------

DIVERSIFIED OPERATIONS - 1.1%
   Rolls-Royce Group plc (a)                                          83,187          406,943
   Rolls Royce Group plc - C Shares Entitlement (a)               11,160,864           16,047
                                                                               --------------
                                                                                      422,990
                                                                               --------------

ENERGY & RELATED SERVICES - 0.8%
   Centrica PLC                                                       80,287          309,090
                                                                               --------------

FOOD & STAPLES RETAILING - 0.8%
   William Morrison Supermarkets plc                                  71,910          291,476
                                                                               --------------

HOUSEHOLD PRODUCTS - 1.1%
   Reckitt Benckiser Group plc                                        10,630          398,316
                                                                               --------------

METALS & MINING - 2.7%
   Central African Mining & Exploration
     Company PLC (a)                                                 417,819           12,910
   Fresnillo plc                                                      98,053          328,692
   Xstrata plc                                                        71,228          666,507
                                                                               --------------
                                                                                    1,008,109
                                                                               --------------

MULTI-UTILITIES & UNREGULATED POWER - 1.4%
   International Power plc                                           151,349          527,409
                                                                               --------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.1%
   BG Group plc                                                       24,359          337,167
   Cairn Energy plc (a)                                               15,144          443,542
                                                                               --------------
                                                                                      780,709
                                                                               --------------

PHARMACEUTICALS - 3.4%
   AstraZeneca plc                                                    30,550        1,249,814
                                                                               --------------

TOBACCO - 3.3%
   Imperial Tobacco Group plc                                         45,735        1,221,628
                                                                               --------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

----------------------------------------------------------------------------------------------
COMMON STOCKS                                                         SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 2.5%
   Vodafone Group Plc                                                459,232   $      940,348
                                                                               --------------

   TOTAL UNITED KINGDOM                                                             9,206,619
                                                                               --------------

TOTAL COMMON STOCKS
     (Cost $51,077,551)                                                            37,330,134
                                                                               --------------

----------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.9%
----------------------------------------------------------------------------------------------
FRANCE - 0.9%
----------------------------------------------------------------------------------------------

ROAD & RAIL - 0.9%
   Groupe Eurotunnel SA
     2.00%, 09/06/2010 (b)                                               219          119,942
   EUROTUNNEL GROUP UK plc
     3.00%, 07/28/2010 (b)                                           186,500          220,357
                                                                               --------------

   TOTAL FRANCE                                                                       340,299
                                                                               --------------

TOTAL CORPORATE BONDS
     (Cost $776,575)                                                                  340,299
                                                                               --------------

----------------------------------------------------------------------------------------------
PREFERRED STOCKS - 2.5%                                               SHARES      VALUE (US$)
----------------------------------------------------------------------------------------------
GERMANY - 2.5%
----------------------------------------------------------------------------------------------

AUTOMOBILES - 2.5%
   Porsche AG                                                          7,801   $      621,086
   Volkswagen AG                                                       5,782          318,553
                                                                               --------------

   TOTAL GERMANY                                                                      939,639
                                                                               --------------

TOTAL PREFERRED STOCKS
     (Cost $1,649,531)                                                                939,639
                                                                               --------------

TOTAL INVESTMENTS - 103.7%
     (Cost $53,503,657)                                                            38,610,072

   Liabilities in Excess of Other Assets - (3.7)%                                  (1,378,863)
                                                                               --------------

   TOTAL NET ASSETS - 100.0%                                                   $   37,231,209
                                                                               ==============

ADR   American Depository Receipt.
(a)   Non-income producing security.
(b)   Deemed illiquid by Adviser.

FORWARD CURRENCY EXCHANGE CONTRACTS
At December 31, 2008, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date. The contracts combined had net unrealized appreciation of $82,073 as of December 31, 2008. The terms of the open contracts are as follows:

SETTLEMENT        CURRENCY TO        U.S. $ VALUE AT         CURRENCY TO        U.S. $ VALUE AT
DATE              BE DELIVERED      DECEMBER 31, 2008        BE RECEIVED        DECEMBER 31, 2008     ASSET      LIABILITY
---------------------------------------------------------------------------------------------------------------------------
    1/8/09         294,761 AUD      $         205,300          144,000 EURO     $         200,079   $      --   $     5,221
    1/8/09         620,000 EURO               861,451        1,216,790 AUD                847,491      65,462        79,422
    1/8/09         464,888 SF                 436,796          294,000 EURO               408,494       5,495        33,797
    1/8/09         856,009 KB               1,230,353          957,000 EURO             1,329,691      99,338            --
    1/8/09      76,851,520 JPY                847,951          656,000 EURO               911,471      71,358         7,838
    1/8/09       3,906,473 NK                 557,550          430,000 EURO               597,458      47,487         7,579
    1/8/09          92,000 EURO               127,828          906,504 NK                 129,380       4,751         3,199
    1/8/09         740,000 EURO             1,028,183        7,792,755 SK                 985,325      42,202        85,060
   1/14/09     108,725,217 JPY              1,199,774          910,000 EURO             1,264,059      86,523        22,238
   1/14/09         932,968 EURO             1,295,963      108,725,217 JPY              1,199,774      30,681       126,870
                                    -----------------                           -----------------   ---------   -----------
                                    $       7,791,149                           $       7,873,222   $ 453,297   $   371,224
                                    =================                           =================   =========   ===========

AUD   Australian Dollar
EURO  Euro
JPY   Japanese Yen
KB    British Pound
NK    Norwegian Kroner
SF    Swiss Franc
SK    Swedish Krona

   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                          LKCM                             LKCM            LKCM           LKCM
                                                        SMALL CAP         LKCM           BALANCED      FIXED INCOME   INTERNATIONAL
                                                       EQUITY FUND     EQUITY FUND         FUND            FUND           FUND
ASSETS:
Investments, at value * ...........................   $ 410,927,914   $  36,786,059   $  10,072,666   $ 119,050,177   $  38,610,072
Cash ..............................................              --           1,530              --              --              --
Foreign currency ** ...............................              --              --              --              --       1,251,029
Dividends and interest receivable .................         225,221          34,467          75,249       1,871,015         193,176
Currency receivable ...............................              --              --              --              --           3,034
Receivable from Adviser ...........................              --              --           2,438              --              --
Unrealized gain on open forward foreign
   currency contracts .............................              --              --              --              --         453,297
Receivable for investments sold ...................              --          58,390              --              --         114,532
Receivable for fund shares sold ...................       1,224,791          27,466          21,458              --          31,423
Other assets ......................................          57,035           9,492           2,950          10,572          10,851
                                                      -------------   -------------   -------------   -------------   -------------
   Total assets ...................................     412,434,961      36,917,404      10,174,761     120,931,764      40,667,414
                                                      -------------   -------------   -------------   -------------   -------------

LIABILITIES:
Payable for investments purchased .................              --         180,864              --              --           5,510
Unrealized loss on open forward foreign
   currency contracts .............................              --              --              --              --         371,224
Payable for investment advisory fees ..............         801,453          29,826              --         122,419          43,756
Payable to Custodian ..............................          13,404           1,132             719           2,302       2,971,582
Payable for fund shares redeemed ..................       1,247,827              --           2,795          82,212             181
Distribution expense payable ......................          31,079              --              --              --              --
Accrued expenses and other liabilities ............         193,367          28,835          15,319          50,590          43,952
                                                      -------------   -------------   -------------   -------------   -------------
   Total liabilities ..............................       2,287,130         240,657          18,833         257,523       3,436,205
                                                      -------------   -------------   -------------   -------------   -------------
NET ASSETS ........................................   $ 410,147,831   $  36,676,747   $  10,155,928   $ 120,674,241   $  37,231,209
                                                      =============   =============   =============   =============   =============

NET ASSETS CONSIST OF:
Paid in capital ...................................   $ 604,814,902   $  39,072,369   $  10,823,619   $ 122,180,587   $  83,371,933
Undistributed net investment income ...............          55,625              --              --           4,826       2,362,880
Accumulated net realized loss on
   securities and foreign currency transactions ...     (79,609,456)     (1,475,065)       (681,191)     (1,340,184)    (33,714,871)
Net unrealized appreciation (depreciation) on:
   Investments ....................................    (115,113,240)       (920,557)         13,500        (170,988)    (14,893,585)
   Other assets and liabilities denominated in
      foreign currency ............................              --              --              --              --         104,852
                                                      -------------   -------------   -------------   -------------   -------------
NET ASSETS ........................................   $ 410,147,831   $  36,676,747   $  10,155,928   $ 120,674,241   $  37,231,209
                                                      =============   =============   =============   =============   =============

INSTITUTIONAL CLASS***
Net assets ........................................   $ 385,222,647   $  36,676,747   $  10,155,928   $ 120,674,241   $  37,231,209
Shares of beneficial interest outstanding
   (unlimited shares of no par value authorized) ..      31,460,208       3,549,118         935,821      11,830,367       6,040,127
Net asset value per share
   (offering and redemption price) ................   $       12.24   $       10.33   $       10.85   $       10.20   $        6.16
                                                      =============   =============   =============   =============   =============

ADVISER CLASS
Net assets ........................................   $  24,925,184
Shares of beneficial interest outstanding
   (unlimited shares of no par value authorized) ..       2,072,813
Net asset value per share
   (offering and redemption price) ................   $       12.02
                                                      =============

*   Cost of Investments ...........................   $ 526,041,154   $  37,706,616   $ 10,059,166    $ 119,221,165   $  53,503,657
                                                      =============   =============   =============   =============   =============

**  Cost of Foreign Currency ......................   $          --   $          --   $          --   $          --   $   1,240,179
                                                      =============   =============   =============   =============   =============


*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                                          LKCM                             LKCM            LKCM           LKCM
                                                        SMALL CAP          LKCM          BALANCED      FIXED INCOME   INTERNATIONAL
                                                       EQUITY FUND     EQUITY FUND         FUND            FUND           FUND
INVESTMENT INCOME:
Dividends * .......................................   $   3,746,497   $     857,915   $     156,813   $      59,489   $   2,441,849
Interest ..........................................         639,554          67,825         183,626       5,823,606           9,481
                                                      -------------   -------------   -------------   -------------   -------------
   Total income ...................................       4,386,051         925,740         340,439       5,883,095       2,451,330
                                                      -------------   -------------   -------------   -------------   -------------

EXPENSES:
Investment advisory fees ..........................       4,186,124         338,241          76,533         602,916         905,028
Distribution expense - Adviser Class (Note B) .....          82,723              --              --              --              --
Administrative fees ...............................         467,593          48,078          20,930          98,006          74,056
Accounting and transfer agent fees and expenses ...         233,134          59,926          42,016          75,654          92,824
Professional fees .................................         142,084          15,786           6,508          32,548          26,566
Federal and state registration ....................          76,756          26,890           7,451          14,880          15,971
Custody fees and expenses .........................          73,704           6,692           5,250          12,916         136,504
Trustees' fees ....................................          66,359           5,544           1,298          11,986          12,291
Reports to shareholders ...........................          42,661           2,626             558           5,480           5,509
Other .............................................         111,398          10,016           2,522          22,214          19,462
                                                      -------------   -------------   -------------   -------------   -------------
   Total expenses .................................       5,482,536         513,799         163,066         876,600       1,288,211
   Less, expense waiver and/or reimbursement
      (Note B) ....................................              --        (127,238)        (68,871)        (92,808)       (202,127)
                                                      -------------   -------------   -------------   -------------   -------------
   Net expenses ...................................       5,482,536         386,561          94,195         783,792       1,086,084
                                                      -------------   -------------   -------------   -------------   -------------
Net investment income (loss) ......................      (1,096,485)        539,179         246,244       5,099,303       1,365,246
                                                      -------------   -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized gain (loss) on:
   Investments ....................................     (70,815,545)     (1,474,556)       (681,191)       (653,176)    (33,220,477)
   Foreign currency transactions ..................              --              --              --              --       1,477,523
                                                      -------------   -------------   -------------   -------------   -------------
                                                        (70,815,545)     (1,474,556)       (681,191)       (653,176)    (31,742,954)
                                                      -------------   -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON:
   Investments ....................................    (189,968,994)    (16,343,956)     (2,099,361)       (915,260)    (25,191,230)
   Foreign currency transactions ..................              --              --              --              --        (114,825)
                                                      -------------   -------------   -------------   -------------   -------------
                                                       (189,968,994)    (16,343,956)     (2,099,361)       (915,260)    (25,306,055)
                                                      -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...    (260,784,539)    (17,818,512)     (2,780,552)     (1,568,436)    (57,049,009)
                                                      -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................   $(261,881,024)  $ (17,279,333)  $  (2,534,308)  $   3,530,867   $ (55,683,763)
                                                      =============   =============   =============   =============   =============

* Net of foreign taxes withheld ...................   $      11,605   $       6,742   $       1,404   $          --   $     247,244
                                                      =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  LKCM                             LKCM
                                                                          SMALL CAP EQUITY FUND                EQUITY FUND
                                                                      -----------------------------   -----------------------------
                                                                       Year Ended      Year Ended      Year Ended      Year Ended
                                                                       December 31,    December 31,    December 31,    December 31,
                                                                          2008            2007            2008            2007
                                                                      -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss) ......................................   $  (1,096,485)  $     219,277   $     539,179   $     546,472
Net realized gain (loss) on investments ...........................     (70,815,545)     21,306,156      (1,474,556)      1,688,795
Net change in unrealized appreciation/depreciation on
   investments ....................................................    (189,968,994)    (27,319,778)    (16,343,956)      3,269,590
                                                                      -------------   -------------   -------------   -------------

   Net increase (decrease) in net assets
     resulting from operations ....................................    (261,881,024)     (5,794,345)    (17,279,333)      5,504,857
                                                                      -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS
   TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income .............................................              --         (49,240)       (548,026)       (538,222)
Net realized gain on investments ..................................        (163,200)    (49,567,690)             --      (1,596,911)
                                                                      -------------   -------------   -------------   -------------
                                                                           (163,200)    (49,616,930)       (548,026)     (2,135,133)
                                                                      -------------   -------------   -------------   -------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments ..................................         (10,503)     (3,374,345)             --              --
                                                                      -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS (NOTE C) ...............................      36,562,552      65,085,478         760,908         (11,100)
                                                                      -------------   -------------   -------------   -------------

Total increase (decrease) in net assets ...........................    (225,492,175)      6,299,858     (17,066,451)      3,358,624

NET ASSETS:
Beginning of period ...............................................     635,640,006     629,340,148      53,743,198      50,384,574
                                                                      -------------   -------------   -------------   -------------
End of period * ...................................................   $ 410,147,831   $ 635,640,006   $  36,676,747   $  53,743,198
                                                                      =============   =============   =============   =============

* Including undistributed net investment income of: ...............   $      55,625   $     126,670   $          --   $       8,426
                                                                      =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   LKCM                           LKCM
                                                                              BALANCED FUND                 FIXED INCOME FUND
                                                                      -----------------------------   -----------------------------
                                                                        Year Ended      Year Ended      Year Ended     Year Ended
                                                                       December 31,    December 31,    December 31,    December 31,
                                                                           2008            2007            2008           2007
                                                                      -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income .............................................   $     246,244   $     235,015   $   5,099,303   $   4,886,073
Net realized gain (loss) on investments ...........................        (681,191)        314,762        (653,176)       (146,965)
Net change in unrealized appreciation/depreciation
   on investments .................................................      (2,099,361)        317,115        (915,260)      1,558,309
                                                                      -------------   -------------   -------------   -------------

   Net increase (decrease) in net assets
     resulting from operations ....................................      (2,534,308)        866,892       3,530,867       6,297,417
                                                                      -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS:
Net investment income .............................................        (262,866)       (230,540)     (5,133,732)     (4,846,725)
Net realized gain on investments ..................................          (7,593)       (294,231)             --              --
                                                                      -------------   -------------   -------------   -------------
                                                                           (270,459)       (524,771)     (5,133,732)     (4,846,725)
                                                                      -------------   -------------   -------------   -------------

NET INCREASE IN NET ASSETS FROM
   FROM FUND SHARE TRANSACTIONS (NOTE C) ..........................         769,454       1,927,296       9,244,873       5,499,480
                                                                      -------------   -------------   -------------   -------------

Total increase (decrease) in net assets ...........................      (2,035,313)      2,269,417       7,642,008       6,950,172

NET ASSETS:
Beginning of period ...............................................      12,191,241       9,921,824     113,032,233     106,082,061
                                                                      -------------   -------------   -------------   -------------
End of period * ...................................................   $  10,155,928   $  12,191,241   $ 120,674,241   $ 113,032,233
                                                                      =============   =============   =============   =============

* Including undistributed net investment income of: ...............   $          --   $      16,416   $       4,826   $      42,045
                                                                      =============   =============   =============   =============

                                                                                                                   LKCM
                                                                                                            INTERNATIONAL FUND
                                                                                                      -----------------------------
                                                                                                        Year Ended     Year Ended
                                                                                                       December 31,    December 31,
                                                                                                           2008           2007
                                                                                                      -------------   -------------
OPERATIONS:
Net investment income ............................................................................    $   1,365,246   $     992,992
Net realized gain (loss) on investments, futures contracts and foreign currency transactions .....      (31,742,954)     22,340,853
Net change in unrealized appreciation/depreciation ...............................................      (25,306,055)     (5,192,959)
                                                                                                      -------------   -------------
   Net increase (decrease) in net assets resulting from operations ...............................      (55,683,763)     18,140,886
                                                                                                      -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ............................................................................         (614,095)     (2,187,647)
Net realized gain on investments .................................................................       (1,375,053)    (24,194,340)
                                                                                                      -------------   -------------
                                                                                                         (1,989,148)    (26,381,987)
                                                                                                      -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C) ......................      (34,327,435)      1,178,104
                                                                                                      -------------   -------------

Total decrease in net assets .....................................................................      (92,000,346)     (7,062,997)

NET ASSETS:
Beginning of period ..............................................................................      129,231,555     136,294,552
                                                                                                      -------------   -------------
End of period * ..................................................................................    $  37,231,209   $ 129,231,555
                                                                                                      =============   =============
* Including undistributed net investment income of: ..............................................    $   2,362,880   $     134,216
                                                                                                      =============   =============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                   LKCM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS

                                                           Year            Year             Year           Year           Year
                                                           Ended          Ended            Ended           Ended         Ended
                                                       December 31,    December 31,     December 31,   December 31,   December 31,
                                                           2008            2007             2006           2005           2004
                                                      -------------   -------------     ------------   ------------   ------------
NET ASSET VALUE - BEGINNING OF PERIOD ............    $       20.03   $       21.98     $      21.12   $      21.46   $      19.54
                                                      -------------   -------------     ------------   ------------   ------------
Net investment income (loss)(1) ..................            (0.03)           0.01            (0.04)         (0.05)         (0.08)
Net realized and unrealized gain (loss)
   on investments ................................            (7.75)          (0.17)            3.22           3.17           4.40
                                                      -------------   -------------     ------------   ------------   ------------
   Total from investment operations ..............            (7.78)          (0.16)            3.18           3.12           4.32
                                                      -------------   -------------     ------------   ------------   ------------
Dividends from net investment income .............               --           (0.00)(2)           --             --             --
Distributions from net realized gains ............            (0.01)          (1.79)           (2.32)         (3.46)         (2.40)
                                                      -------------   -------------     ------------   ------------   ------------
   Total dividends and distributions .............            (0.01)          (1.79)           (2.32)         (3.46)         (2.40)
                                                      -------------   -------------     ------------   ------------   ------------
NET ASSET VALUE - END OF PERIOD ..................    $       12.24   $       20.03     $      21.98   $      21.12   $      21.46
                                                      =============   =============     ============   ============   ============
TOTAL RETURN .....................................         (38.87)%         (0.76)%           14.98%         14.42%         22.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............    $     385,223   $     595,175      $   608,417   $    370,988   $    344,990
Ratio of expenses to average net assets: .........            0.97%           0.94%            0.96%          0.99%          0.96%
Ratio of net investment income (loss) to
   average net assets: ...........................          (0.17)%           0.04%          (0.16)%        (0.23)%        (0.38)%
Portfolio turnover rate(3) .......................              61%             60%              56%            56%            53%

(1)   Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period.

(2)   Less than $(0.005).

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                       LKCM SMALL CAP EQUITY FUND - ADVISER CLASS

                                                           Year            Year             Year            Year         Year
                                                           Ended           Ended            Ended          Ended         Ended
                                                       December 31,    December 31,     December 31,    December 31,  December 31,
                                                           2008            2007             2006            2005         2004
                                                      -------------   -------------     ------------   ------------   ------------
NET ASSET VALUE - BEGINNING OF PERIOD .............   $       19.72   $       21.73     $      20.95   $      21.36   $      19.51
                                                      -------------   -------------     ------------   ------------   ------------
Net investment loss(1) ............................           (0.07)          (0.05)           (0.09)         (0.11)         (0.13)
Net realized and unrealized gain (loss)
   on investments .................................           (7.62)          (0.17)            3.19           3.16           4.38
                                                      -------------   -------------     ------------   ------------   ------------
   Total from investment operations ...............           (7.69)          (0.22)            3.10           3.05           4.25
                                                      -------------   -------------     ------------   ------------   ------------
Distributions from net realized gains .............           (0.01)          (1.79)           (2.32)         (3.46)         (2.40)
                                                      -------------   -------------     ------------   ------------   ------------
NET ASSET VALUE - END OF PERIOD ...................   $       12.02   $       19.72     $      21.73   $      20.95   $      21.36
                                                      =============   =============     ============   ============   ============
TOTAL RETURN ......................................        (39.02)%         (1.06)%           14.72%         14.16%         21.76%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............   $      24,925   $      40,465     $     20,923   $      8,589   $      7,329
Ratio of expenses to average net assets: ..........           1.22%           1.19%            1.21%          1.24%          1.21%
Ratio of net investment loss to average
   net assets: ....................................         (0.42)%         (0.21)%          (0.41)%        (0.48)%        (0.63)%
Portfolio turnover rate(2) ........................             61%             60%              56%            56%            53%

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                     LKCM EQUITY FUND

                                                           Year            Year            Year           Year             Year
                                                          Ended           Ended           Ended          Ended            Ended
                                                       December 31,    December 31,    December 31,   December 31,     December 31,
                                                           2008            2007            2006           2005             2004
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - BEGINNING OF PERIOD .............   $       15.38   $       14.43   $       13.30   $      13.09    $       12.24
                                                      -------------   -------------   -------------   ------------    -------------
Net investment income .............................            0.16            0.16            0.14           0.11             0.11
Net realized and unrealized gain (loss)
   on investments .................................           (5.05)           1.42            1.55           0.52             0.85
                                                      -------------   -------------   -------------   ------------    -------------
     Total from investment operations .............           (4.89)           1.58            1.69           0.63             0.96
                                                      -------------   -------------   -------------   ------------    -------------
Dividends from net investment income ..............           (0.16)          (0.16)          (0.14)         (0.12)           (0.11)
Distributions from net realized gains .............              --           (0.47)          (0.42)         (0.30)              --
                                                      -------------   -------------   -------------   ------------    -------------
     Total dividends and distributions ............           (0.16)          (0.63)          (0.56)         (0.42)           (0.11)
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - END OF PERIOD ...................   $       10.33   $       15.38   $       14.43   $      13.30    $       13.09
                                                      =============   =============   =============   ============    =============
TOTAL RETURN ......................................        (31.80)%          10.96%          12.65%          4.80%           7.88%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............   $      36,677   $      53,743   $      50,385   $     46,510    $      37,240
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement .....           1.06%           1.01%           1.06%          1.10%            1.18%
   After expense waiver and/or reimbursement ......           0.80%           0.80%           0.80%          0.80%            0.80%
Ratio of net investment income to average
   net assets:
   Before expense waiver and/or reimbursement .....           0.85%           0.82%           0.71%          0.60%            0.54%
   After expense waiver and/or reimbursement ......           1.11%           1.03%           0.97%          0.90%            0.92%
Portfolio turnover rate ...........................             31%             26%             24%            21%              28%

                                                                                    LKCM BALANCED FUND

                                                           Year            Year            Year           Year            Year
                                                          Ended           Ended           Ended          Ended           Ended
                                                       December 31,    December 31,    December 31,   December 31,    December 31,
                                                            2008            2007          2006            2005            2004
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - BEGINNING OF PERIOD .............   $       13.84   $       13.36   $       12.42   $      11.85    $       11.29
                                                      -------------   -------------   -------------   ------------    -------------
Net investment income .............................            0.26            0.28            0.25           0.21             0.22
Net realized and unrealized gain (loss)
   on investments .................................           (2.96)           0.82            1.13           0.48             0.57
                                                      -------------   -------------   -------------   ------------    -------------
     Total from investment operations .............           (2.70)           1.10            1.38           0.69             0.79
                                                      -------------   -------------   -------------   ------------    -------------
Dividends from net investment income ..............           (0.28)          (0.28)          (0.26)         (0.12)           (0.23)
Distributions from net realized gains .............           (0.01)          (0.34)          (0.18)            --               --
                                                      -------------   -------------   -------------   ------------    -------------
     Total dividends and distributions ............           (0.29)          (0.62)          (0.44)         (0.12)           (0.23)
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - END OF PERIOD ...................   $       10.85   $       13.84   $       13.36   $      12.42    $       11.85
                                                      =============   =============   =============   ============    =============
TOTAL RETURN ......................................        (19.70)%           8.25%          11.22%          5.87%            7.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............   $      10,156   $      12,191   $       9,922   $      9,232    $       8,408
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement .....           1.38%           1.35%           1.45%          1.47%            1.49%
   After expense waiver and/or reimbursement ......           0.80%           0.80%           0.80%          0.80%            0.80%
Ratio of net investment income to average
   net assets:
   Before expense waiver and/or reimbursement .....           1.51%           1.51%           1.30%          1.03%            1.20%
   After expense waiver and/or reimbursement ......           2.09%           2.06%           1.95%          1.70%            1.89%
Portfolio turnover rate ...........................             38%             27%             12%            24%              19%

   The accompanying notes are an integral part of these financial statements.

                       FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                  LKCM FIXED INCOME FUND

                                                           Year            Year            Year           Year             Year
                                                          Ended           Ended           Ended          Ended            Ended
                                                       December 31,    December 31,    December 31,   December 31,     December 31,
                                                          2008              2007           2006          2005             2004
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - BEGINNING OF PERIOD .............   $       10.33    $      10.19    $      10.24   $      10.42    $       10.52
                                                      -------------   -------------   -------------   ------------    -------------
Net investment income .............................            0.43            0.46            0.44           0.36             0.39
Net realized and unrealized gain (loss)
   on investments .................................           (0.13)           0.14           (0.05)         (0.18)           (0.10)
                                                      -------------   -------------   -------------   ------------    -------------
     Total from investment operations .............            0.30            0.60            0.39           0.18             0.29
                                                      -------------   -------------   -------------   ------------    -------------
Dividends from net investment income ..............           (0.43)          (0.46)          (0.44)         (0.36)           (0.39)
                                                      -------------   -------------   -------------   ------------    -------------
NET ASSET VALUE - END OF PERIOD ...................   $       10.20    $      10.33    $      10.19   $      10.24    $       10.42
                                                      =============   =============   =============   ============    =============
TOTAL RETURN ......................................           2.99%           5.96%           3.96%          1.79%            2.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............   $     120,674   $     113,032    $    106,082   $    115,599    $      93,283
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement .....           0.73%           0.72%           0.74%          0.76%            0.75%
   After expense waiver and/or reimbursement ......           0.65%           0.65%           0.65%          0.65%            0.65%
Ratio of net investment income to average
   net assets:
   Before expense waiver and/or reimbursement .....           4.15%           4.39%           4.14%          3.56%            3.78%
   After expense waiver and/or reimbursement ......           4.23%           4.46%           4.23%          3.67%            3.88%
Portfolio turnover rate ...........................             23%             31%             30%            40%              27%

   The accompanying notes are an integral part of these fnancial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                 LKCM INTERNATIONAL FUND

                                                        Year            Year            Year            Year             Year
                                                       Ended           Ended           Ended           Ended            Ended
                                                    December 31,    December 31,    December 31,    December 31,     December 31,
                                                        2008            2007            2006            2005             2004
                                                    ------------    ------------    ------------    ------------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD ............  $      12.41    $      13.49    $      11.10    $       9.40     $       8.52
                                                    ------------    ------------    ------------    ------------     ------------
Net investment income ............................          0.15(1)         0.14(2)         0.10(1)         0.02(1)          0.04(1)
Net realized and unrealized gain (loss)
   on investments ................................         (6.05)           1.93            2.95            1.91             0.95
                                                    ------------    ------------    ------------    ------------     ------------
     Total from investment operations ............         (5.90)           2.07            3.05            1.93             0.99
                                                    ------------    ------------    ------------    ------------     ------------
Dividends from net investment income .............         (0.11)          (0.26)          (0.16)          (0.23)           (0.11)
Distributions from net realized gains ............         (0.24)          (2.89)          (0.50)             --               --
                                                    ------------    ------------    ------------    ------------     ------------
     Total dividends and distributions ...........         (0.35)          (3.15)          (0.66)          (0.23)           (0.11)
                                                    ------------    ------------    ------------    ------------     ------------
NET ASSET VALUE - END OF PERIOD ..................  $       6.16    $      12.41    $      13.49    $      11.10     $       9.40
                                                    ============    ============    ============    ============     ============
TOTAL RETURN .....................................      (47.55)%          15.20%          27.51%          20.49%           11.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............  $     37,231    $    129,232    $    136,295    $     81,900     $     42,104
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement ....         1.42%           1.31%           1.34%           1.99%            1.67%
   After expense waiver and/or reimbursement .....         1.20%           1.20%           1.20%           1.20%            1.20%
Ratio of net investment income (loss) to average
   net assets:
   Before expense waiver and/or reimbursement ....         1.29%           0.61%           0.62%         (0.57)%            0.01%
   After expense waiver and/or reimbursement .....         1.51%           0.72%           0.76%           0.22%            0.48%
Portfolio turnover rate ..........................          181%            153%            141%             56%(3)          N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the initial time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

      1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At December 31, 2008, the securities in the International Fund were adjusted using factors provided by the fair value vendor.

      Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

      In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective January 1, 2008. Management has determined that SFAS No. 157 had no material impact on the Funds' financial statements. A summary of the fair value hierarchy under FAS 157 is described below:

      Various inputs are used in determining the value of the Funds' investments and derivative contracts. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities and derivative contracts are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds' investment and derivative contracts as of December 31, 2008:

                                                                                           OTHER
                                                                                       FINANCIAL
                                                                                    INSTRUMENTS*
DESCRIPTION                       LEVEL 1         LEVEL 2   LEVEL 3          TOTAL       LEVEL 2
--------------------------  -------------  --------------  --------  -------------  ------------
LKCM Small Cap Equity Fund  $ 410,927,914  $           --  $     --  $ 410,927,914  $         --
LKCM Equity Fund               36,786,059              --        --     36,786,059            --
LKCM Balanced Fund              6,480,105       3,592,561        --     10,072,666            --
LKCM Fixed Income Fund            559,562     118,490,615        --    119,050,177            --
LKCM International Fund                --      38,610,072        --     38,610,072        82,073

      * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

      In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and the impact on the Funds' financial statement disclosures, if any, is currently being assessed.

      2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

      3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

      4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

      1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

      2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2008, substantially all of the LKCM International Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

      6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

      When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of December 31, 2008, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

      7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

      8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

      10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2008, reclassifications were recorded as follows.

                                    LKCM         LKCM        LKCM        LKCM           LKCM
                                 SMALL CAP      EQUITY     BALANCED      FIXED      INTERNATIONAL
                                EQUITY FUND      FUND        FUND     INCOME FUND       FUND
                               -------------   ---------   --------   -----------   -------------
Undistributed net investment
   income (loss)               $   1,025,441   $     421   $    206   $    (2,790)  $   1,477,518
Accumulated gain (loss)              637,381          (6)         5         2,790      (1,477,515)
Paid in capital                   (1,662,822)       (415)      (211)           --              (3)

      11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2008, the Adviser and/or Sub-Adviser waived the following expenses:

                                  LKCM                LKCM       LKCM        LKCM           LKCM
                                SMALL CAP            EQUITY    BALANCED      FIXED      INTERNATIONAL
                               EQUITY FUND            FUND       FUND     INCOME FUND       FUND
                               -----------         ---------   --------   -----------   -------------
Annual Advisory Rate              0.75%                 0.70%      0.65%         0.50%           1.00%(1)(2)
Annual Cap on Expenses            1.00% (Inst.)         0.80%      0.80%         0.65%           1.20%
                                  1.25% (Adviser)
Expenses Waived in 2008             --             $ 127,238   $ 68,871   $    92,808   $     202,127

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the year ended December 31, 2008, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $82,723.

C. FUND SHARES: At December 31, 2008, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                          INSTITUTIONAL CLASS             INSTITUTIONAL CLASS
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                             9,538,637   $  157,658,974     6,656,467   $  150,675,061
Shares issued to shareholders in
   reinvestment of distributions           11,733          139,109     2,206,919       44,557,285
Shares redeemed                        (7,801,928)    (120,957,869)   (6,830,651)    (154,974,118)
Redemption fee                                               6,698                            773
                                      -----------   --------------   -----------   --------------
Net increase                            1,748,442   $   36,846,912     2,032,735   $   40,259,001
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                    29,711,766                     27,679,031
                                      -----------                    -----------
End of period                          31,460,208                     29,711,766
                                      ===========                    ===========

SMALL CAP EQUITY FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                             ADVISER CLASS                  ADVISER CLASS
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                               515,246   $    8,088,332     1,474,654   $   34,030,177
Shares issued to shareholders in
   reinvestment of distributions              901           10,498       169,735        3,374,345
Shares redeemed                          (495,120)      (8,383,190)     (555,693)     (12,578,045)
                                      -----------   --------------   -----------   --------------
Net increase (decrease)                    21,027   $     (284,360)    1,088,696   $   24,826,477
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                     2,051,786                        963,090
                                      -----------                    -----------
End of period                           2,072,813                      2,051,786
                                      ===========                    ===========
Total Net Increase                                  $   36,562,552                 $   65,085,478
                                                    ==============                 ==============

EQUITY FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                               694,658   $    9,532,289       388,041   $    5,966,891
Shares issued to shareholders in
   reinvestment of distributions           52,417          533,605       131,264        2,030,649
Shares redeemed                          (693,111)      (9,305,031)     (515,465)      (8,008,640)
Redemption fee                                                  45                             --
                                      -----------   --------------   -----------   --------------
Net increase (decrease)                    53,964   $      760,908         3,840   $      (11,100)
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                     3,495,154                      3,491,314
                                      -----------                    -----------
End of period                           3,549,118                      3,495,154
                                      ===========                    ===========

BALANCED FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                               104,047   $    1,345,328       165,580   $    2,312,368
Shares issued to shareholders in
   reinvestment of distributions           22,442          267,613        37,238          519,820
Shares redeemed                           (71,632)        (843,585)      (64,608)        (904,892)
Redemption fee                                                  98
                                      -----------   --------------   -----------   --------------
Net increase                               54,857   $      769,454       138,210   $    1,927,296
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                       880,964                        742,754
                                      -----------                    -----------
End of period                             935,821                        880,964
                                      ===========                    ===========

FIXED INCOME FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                             1,831,342   $   18,874,423     1,027,207   $   10,516,376
Shares issued to shareholders in
   reinvestment of distributions          439,718        4,497,769       421,474        4,304,109
Shares redeemed                        (1,385,196)     (14,128,320)     (909,488)      (9,321,005)
Redemption fee                                               1,001                             --
                                      -----------   --------------   -----------   --------------
Net increase                              885,864   $    9,244,873       539,193   $    5,499,480
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                    10,944,503                     10,405,310
                                      -----------                    -----------
End of period                          11,830,367                     10,944,503
                                      ===========                    ===========

INTERNATIONAL FUND

                                               YEAR ENDED                     YEAR ENDED
                                            DECEMBER 31, 2008              DECEMBER 31, 2007
                                      ----------------------------   ----------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   --------------
Shares sold                             1,716,665   $   19,225,885     1,655,461   $   24,212,413
Shares issued to shareholders in
   reinvestment of distributions          308,796        1,889,829     2,056,642       25,689,751
Shares redeemed                        (6,402,415)     (55,443,218)   (3,395,445)     (48,724,060)
Redemption fee                                                  69                             --
                                      -----------   --------------   -----------   --------------
Net increase (decrease)                (4,376,954)  $  (34,327,435)      316,658   $    1,178,104
                                                    ==============                 ==============
SHARES OUTSTANDING:
Beginning of period                    10,417,081                     10,100,423
                                      -----------                    -----------
End of period                           6,040,127                     10,417,081
                                      ===========                    ===========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2008 were as follows:

                                      PURCHASES                        SALES
                                 U.S.                          U.S.
                              GOVERNMENT       OTHER        GOVERNMENT         OTHER
                             -----------   -------------   ------------   --------------
LKCM Small Cap Equity Fund   $        --   $ 395,026,673   $         --   $  326,540,228
LKCM Equity Fund                      --      15,541,343             --       14,435,212
LKCM Balanced Fund                    --       4,918,538        735,000        3,547,545
LKCM Fixed Income Fund         1,546,160      36,158,377     14,713,317       11,879,536
LKCM International Fund               --     159,344,410             --      184,187,533

E. TAX INFORMATION: At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  LKCM              LKCM              LKCM             LKCM             LKCM
                                                SMALL CAP          EQUITY           BALANCED           FIXED        INTERNATIONAL
                                               EQUITY FUND          FUND              FUND          INCOME FUND         FUND
                                             --------------    --------------    --------------   --------------   --------------
Cost of Investments                          $  525,985,529    $   37,706,616    $   10,059,166   $  119,221,165   $   61,557,665
                                             ==============    ==============    ==============   ==============   ==============
Gross Unrealized Appreciation                $   23,479,730    $    5,117,761    $      951,010   $    3,217,826   $    2,254,086
Gross Unrealized Depreciation                  (138,537,345)       (6,038,318)         (937,510)      (3,388,814)     (25,201,679)
                                             --------------    --------------    --------------   --------------   --------------
Net Unrealized Appreciation (Depreciation)   $ (115,057,615)   $     (920,557)   $       13,500   $     (170,988)  $  (22,947,593)
                                             ==============    ==============    ==============   ==============   ==============
Undistributed Ordinary Income                            --                --                --            4,826        2,454,865
Undistributed Long-Term Capital Gain                     --                --                --               --               --
                                             --------------    --------------    --------------   --------------   --------------
Total Distributable Earnings                 $           --    $           --    $           --   $        4,826   $    2,454,865
                                             ==============    ==============    ==============   ==============   ==============
Other Accumulated Losses                     $  (79,609,456)   $   (1,475,065)   $     (681,191)  $   (1,340,184)  $  (25,647,996)
                                             --------------    --------------    --------------   --------------   --------------
Total Accumulated Losses                     $ (194,667,071)   $   (2,395,622)   $     (667,691)  $   (1,506,346)  $  (46,140,724)
                                             ==============    ==============    ==============   ==============   ==============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, CPDI adjustments and market discounts.

At December 31, 2008 the accumulated capital loss carryforwards were as follows:

                                                  LKCM              LKCM              LKCM             LKCM             LKCM
                                                SMALL CAP          EQUITY           BALANCED           FIXED        INTERNATIONAL
                                               EQUITY FUND          FUND              FUND          INCOME FUND         FUND
                                             --------------    --------------    --------------   --------------   --------------
Expiring in 2010                             $           --    $           --    $           --   $      191,023   $          --
Expiring in 2013                                         --                --                --           38,877              --
Expiring in 2014                                         --                --                --          338,541              --
Expiring in 2015                                         --                --                --           91,164              --
Expiring in 2016                                 41,887,773           688,311           243,935          680,579      14,977,524
                                             --------------    --------------    --------------   --------------   -------------
Total capital loss carryforwards             $   41,887,773    $      688,311    $      243,935   $    1,340,184   $  14,977,524
                                             ==============    ==============    ==============   ==============   =============

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2008, the following Funds deferred, on a tax basis, post-October losses of:

                                                  LKCM              LKCM              LKCM             LKCM
                                                SMALL CAP          EQUITY           BALANCED       INTERNATIONAL
                                               EQUITY FUND          FUND              FUND              FUND
                                             --------------    --------------    --------------   --------------
                                             $   37,721,683    $      786,754    $      437,256   $   10,693,251

The tax components of dividends paid during the year ended December 31, 2008 were as follows:

                                                      ORDINARY       LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                    ------------   -------------
LKCM Small Cap Equity Fund                          $         --   $     173,703
LKCM Equity Fund                                         548,026              --
LKCM Balanced Fund                                       262,870           7,589
LKCM Fixed Income Fund                                 5,133,732              --
LKCM International Fund                                  661,588       1,327,560

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                                      ORDINARY       LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                    ------------   -------------
LKCM Small Cap Equity Fund                          $     49,303   $  52,941,972
LKCM Equity Fund                                         538,222       1,596,911
LKCM Balanced Fund                                       230,540         294,231
LKCM Fixed Income Fund                                 4,846,725              --
LKCM International Fund                               12,562,547      13,819,440

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds' assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in 2007. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2007 or 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in 2007 or 2008. At December 31, 2008, the tax years 2005 through 2008 remain open to examination in the Funds' major tax jurisdictions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Fund, five of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the five portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI
February 24, 2009

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2008

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

     Equity                                                   100.00%
     Balanced                                                  57.80%
     Fixed Income                                               1.18%
     International                                             35.95%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

     Equity                                                   100.00%
     Balanced                                                  55.34%
     Fixed Income                                               1.20%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)(C).

     Equity                                                     6.21%
     Balanced                                                  51.91%
     Fixed Income                                              98.98%
     International                                              0.64%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

     International                                              7.18%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

                                                                                           NUMBER OF
                                                   TERM OF                                PORTFOLIOS
                                                  OFFICE &             PRINCIPAL            IN FUND
                             POSITION(S)           LENGTH             OCCUPATION           COMPLEX                 OTHER
NAME, ADDRESS                 HELD WITH            OF TIME            DURING PAST          OVERSEEN            DIRECTORSHIPS
AND AGE                       THE TRUST          SERVED (1)           FIVE YEARS          BY TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey            Chairman of the        Since 2005   President and CEO, Texas        9        Non-Executive Chairman of the
301 Commerce Street       Board of Trustees                   Systems, LLC and CEO,                    Board of AZZ Incorporated, a
Suite 1600                                                    Texaslearningsystems LLC                 manufacturing company.
Fort Worth, TX 76102                                          since 1999; Dean, M.J.
Age: 66                   Trustee                Since 1994   Neeley School of
                                                              Business, Texas
                                                              Christian University
                                                              Business School from
                                                              1987 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.     Trustee                Since 1994   Consultant; formerly            9        Priests Pension Fund of the
301 Commerce Street                                           Consultant for NASDAQ                    Catholic Diocese of Fort
Suite 1600                                                    Corp. and Vice                           Worth, Employees Pension Fund
Fort Worth, TX 76102                                          President, Merrill Lynch                 of the Catholic Diocese of
Age: 88                                                       & Co., Inc.                              Fort Worth, St. Joseph Health
                                                                                                       Care Trust, Catholic Schools
                                                                                                       Trust and Catholic Foundation
                                                                                                       of North Texas.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell         Trustee                Since 2005   CPA, Consulting                 9        Red Robin Gourmet Burgers,
301 Commerce Street                                           Services, since 2002;                    Inc.
Suite 1600                Chairman of the        Since 2008   Audit Partner,
Fort Worth, TX 76102      Audit and Compliance                Arthur Anderson LLC from
Age: 66                   Committee                           1974-2002.

INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr. (2)   Trustee, President     Since 1994   Chairman, President and         9        Employee Retirement Systems
301 Commerce Street       and Chief Executive                 Director, Luther King                    of Texas, 4K Land & Cattle
Suite 1600                Officer                             Capital Management                       Company (ranching), Hunt
Fort Worth, TX 76102                                          Corporation since 1979.                  Forest Products (lumber),
Age: 68                                                                                                Ruston Industrial Corp.
                                                                                                       (forest products), JLK
                                                                                                       Venture Corp (private
                                                                                                       equity), Southwestern
                                                                                                       Exposition & Livestock,
                                                                                                       Southwest JLK Corporation
                                                                                                       (management company), Texas
                                                                                                       Christian University, Texas
                                                                                                       Southwestern Cattleraisers
                                                                                                       Foundation (livestock), Tyler
                                                                                                       Technologies (information
                                                                                                       management company for
                                                                                                       government agencies) and
                                                                                                       Encore Energy Partners LP
                                                                                                       (oil and natural gas
                                                                                                       exploration).

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

(2)  Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because he controls the Adviser.

                                                   TERM OF
                                                  OFFICE &                        PRINCIPAL
                             POSITION(S)           LENGTH                        OCCUPATION
NAME, ADDRESS                 HELD WITH            OF TIME                       DURING PAST
AND AGE                       THE TRUST            SERVED                        FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.       President and             Since     Chairman, President and Director, Luther
301 Commerce Street       Chief Executive           1994      King Capital Management Corporation
Suite 1600                Officer                             since 1979.
Fort Worth, TX 76102
Age: 68
-----------------------------------------------------------------------------------------------------------------
Paul W. Greenwell         Vice President            Since     Principal, Luther King Capital Management
301 Commerce Street                                 1996      since 1986, Vice President and Portfolio
Suite 1600                                                    Manager, Luther King Capital Management since 1983.
Fort Worth, TX 76102
Age: 58
-----------------------------------------------------------------------------------------------------------------
Richard Lenart            Secretary and             Since     Luther King Capital Management since 2005,
301 Commerce Street       Treasurer                 2006      Vice President, Aquinas Funds (2001-2005).
Suite 1600
Fort Worth, TX 76102
Age: 42
-----------------------------------------------------------------------------------------------------------------
Steven R. Purvis          Vice President            Since     Principal, Luther King Capital Management
301 Commerce Street                                 2000      since 2003, Vice President and Portfolio
Suite 1600                                                    Manager, Luther King Capital Management since
Fort Worth, TX 76102                                          1996.
Age: 43
-----------------------------------------------------------------------------------------------------------------
Jacob D. Smith            Chief Compliance          Since     General Counsel and Chief Compliance Officer,
301 Commerce Street       Officer                   2006      Luther King Capital Management since 2006,
Suite 1600                                                    Enforcement Attorney, U.S. Securities and
Fort Worth, TX 76102                                          Exchange Commission (2005-2006), Associate,
Age: 34                                                       Haynes and Boone, LLP (2001-2005).
-----------------------------------------------------------------------------------------------------------------

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

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

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

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
     J. Luther King, Jr., CFA                Richard Lenart
     Trustee,                                Secretary & Treasurer
     President

     Paul W. Greenwell                       Jacob D. Smith
     Vice President                          Chief Compliance Officer

     Steven R. Purvis, CFA
     Vice President

     H. Kirk Downey
     Chairman of the Board

     Richard J. Howell
     Trustee

     Earle A. Shields, Jr.
     Trustee

--------------------------------------------------------------------------------
INVESTMENT ADVISER
     Luther King Capital Management Corporation
     301 Commerce Street, Suite 1600
     Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
     U.S. Bank, N.A.
     1555 N. River Center Drive, Suite 302
     Milwaukee, WI 53212
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP
     555 E. Wells St., Suite 1400
     Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
     Quasar Distributors, LLC
     615 E. Michigan Street
     Milwaukee, WI 53202
--------------------------------------------------------------------------------

                                                                ----------------
                                                                    PRESORTED
U.S. Bancorp Fund Services, LLC                                     STANDARD
P.O. Box 701                                                     US POSTAGE PAID
Milwaukee, WI 53201-0701                                          PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

                               LKCM AQUINAS FUNDS

--------------------------------------------------------------------------------

                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND

--------------------------------------------------------------------------------


                                  Annual Report
                                December 31, 2008

DEAR FELLOW SHAREHOLDERS:

We report the following performance information for the LKCM Aquinas Funds:

                                                                                                                      AVG.
                                                                                                       ONE YEAR      ANNUAL
                                                                                                         TOTAL        TOTAL
                                                                                                        RETURN       RETURN
                                              INCEPTION      NAV @       NET EXPENSE  GROSS EXPENSE      ENDED        SINCE
FUNDS                                           DATES      12/31/08       RATIO*,**      RATIO**       12/31/08      INCEPT.***
LKCM Aquinas Value Fund                        7/11/05       $8.15          1.49%         1.50%        (37.34)%      (5.90)%
   Russell 1000 Value Index(1)                                                                         (36.85)%      (6.29)%

LKCM Aquinas Growth Fund                       7/11/05      $10.96          1.47%         1.48%        (33.07)%      (7.14)%
   Russell 1000 Growth Index(2)                                                                        (38.44)%      (6.63)%

LKCM Aquinas Small Cap Fund                    7/11/05       $4.03          1.50%         2.19%        (37.64)%      (8.57)%
   Russell 2000 Index(3)                                                                               (33.79)%      (6.58)%

LKCM Aquinas Fixed Income Fund                 7/11/05       $9.59          0.80%         1.47%          1.30%        3.15%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index(4)                                                                       5.08%        4.87%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2007, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

*** On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

(1) The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $887 million.

(4) The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.

CATHOLIC VALUES INVESTING

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop's Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and exclusion of those companies that are unwilling to alter their practices over a reasonable period of time. We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.

We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines, including abortion, pornography, contraceptives, embryonic stem cell research, weapons of mass destruction, environmental responsibility, and fair employment practices. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company's policies through proactive dialogue and other efforts. During the past year, we have corresponded with companies on various issues contemplated by the USCCB guidelines, including employment discrimination, potential child labor law violations, Planned Parenthood donations, and companies with potential ties to state sponsors of terrorism.

ECONOMIC OUTLOOK

By any measure, 2008 was a very difficult year for economies and capital markets around the world. Media headlines well documented the collapse in home prices, rise in unemployment, run-up and ultimate collapse of commodity prices and tribulations of the financial and auto industries. The sum result was an equity market that declined 37.00% for 2008, as measured by the S&P 500 Index, and placed 2008 as third worst on the list of annual equity return totals of the past century behind 1931 and 1937.

The seeds of the 2008 decline were sown in the wake of the technology bubble of 2000, when the Fed cut its target interest rate to 1%. The bold Fed action prevented a deep recession in 2001 but created a housing bubble and excess credit. As the resulting housing bubble began to deflate, it was difficult for the Fed to combat through lower interest rates due to fear of inflation, a climbing federal budget deficit and an already weak dollar. As a result, the U.S. economic growth model of relying on rising asset prices to sustain consumption in excess of income came to an abrupt halt.

The economy and markets were confronted with the worst possible asset bubble - a bubble in non-productive assets (real estate) backed by bank financing. Crafting a policy response for this asset bubble was challenging due to the bank multiplier effect and non-productive nature of the asset, housing. In contrast, an asset bubble in productive assets funded by capital markets generally results in a much more manageable situation. This explains why the technology and telecom bubble resulted in only a shallow recession in 2001 and was not accompanied by a traditional credit cycle.

While we did not forecast a recession as our most likely outcome for the past year, we anticipated any recession would be mild and short in duration. However, portions of the policy response exacerbated a tenuous situation in 2008, beginning with the decision to allow the preferred stock in Fannie Mae and Freddie Mac to collapse. As a result, the soundness of the money market industry was brought into question, creating the first crack of confidence in public markets. The mid-September collapse of Lehman Brothers and the decision by regulators to allow Lehman to fail resulted in a dramatic widening in risk metrics such as credit spreads and further splintered confidence. There were similar policy missteps in Europe as the European Central Bank was slow to recognize the scope of the crisis and raised its target interest rate as late as July of 2008.

As 2009 begins, a great deal of monetary and fiscal stimulus is in the process of being applied to the economic gears of the nation. This stimulus is one of the three policy elements traditionally prescribed for banking and financial crisis: aggressive monetary and fiscal policy, government recapitalization of banks and government guarantee of bank liabilities. The government is currently active on each of these fronts, and we believe that policy makers remain committed to ensuring that they are successful on each front.

The economy of the nation currently stands at the crossroads of monetary and fiscal policy responses. If banks begin lending and therefore fulfill their function of multiplying bank reserves, then we believe the monetary stimulus will have performed as intended. If instead banks remain unwilling to lend, then we believe we are likely to witness a more pronounced shift to fiscal policy, which bypasses the banking system.

We believe that the full force of monetary and fiscal policy should be felt in 2009 and leading economic indictors will likely begin bottoming in the second half of 2009. Market volatility is a common backdrop at inflection points in the economy, and we expect volatility to again be a theme in 2009. We believe that high quality businesses with strong balance sheets should weather the current environment and will continue to be our focus. While we would not be surprised to see the markets recover from an oversold position, we believe the initial pace of the economic recovery is likely to be tepid.

LKCM AQUINAS SMALL CAP FUND

The LKCM Aquinas Small Cap Fund underperformed its benchmark for the year ended December 31, 2008. It was a difficult year for the Fund as higher quality, better-capitalized companies held by the Fund were sold off hard in the markets broad-based selling. The Fund's biggest performance challenge was the Financials sector, as both our stock selection and our decision to underweight the sector, given its relative outperformance, detracted from the Fund's overall performance. Although the Fund's allocation to the Financials sector remains underweight compared to the benchmark, the Fund increased exposure to the Financials sector during the second half of 2008 in response to our belief that bad news is being discounted in the Financials stocks. For the year, stock selection in the Technology sector was a bright spot relative to the Fund's benchmark. We believe that the Fund's focus on high quality companies that can internally finance their growth objectives and a portfolio tilt towards an economic recovery should help the Fund during this challenging market.

                                                        TOTAL RETURN YEAR ENDED
                                                           DECEMBER 31, 2008
          LKCM Aquinas Small Cap Fund                          (37.64)%
          Russell 2000 Index                                   (33.79)%

LKCM AQUINAS GROWTH FUND

During 2008, both our sector allocation and stock selection decisions contributed positively to the LKCM Aquinas Growth Fund's performance. Stock selection within the Energy sector was particularly beneficial to performance. Positive contributions to performance were also provided by stock selection in the Industrials, Consumer Discretionary and Financials sectors. The decision to overweight the Energy and Consumer Staples sectors also contributed to the Fund's performance. Stock selection within the Technology and Consumer Staples sectors detracted from the Fund's performance.

                                                        TOTAL RETURN YEAR ENDED
                                                           DECEMBER 31, 2008
          LKCM Aquinas Growth Fund                             (33.07)%
          Russell 1000 Growth Index                            (38.44)%

LKCM AQUINAS VALUE FUND

The LKCM Aquinas Value Fund benefitted from stock selection in the Financials, Technology and Materials sectors during 2008. Our decision to underweight Financials, the worst performing sector, also contributed to the Fund's performance. Our allocation decision in the Technology sector and our stock selection in the Energy sector detracted from performance. We believe the Fund's focus on investing in companies that are undervalued relative to earnings growth rates should help the Fund navigate the challenging market environment.

                                                        TOTAL RETURN YEAR ENDED
                                                           DECEMBER 31, 2008
          LKCM Aquinas Value Fund                              (37.34)%
          Russell 1000 Value Index                             (36.85)%

LKCM AQUINAS FIXED INCOME FUND

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund generally invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our strategy focus in managing the Fund is primarily to select corporate bonds with strong credit profiles and attractive yields relative to those offered on U. S. Treasury and government-agency debt. As of December 31, 2008, the total net assets in the Fund were $9.9 million, which represented an asset mix of 70.5% invested in corporate bonds, 17.7% in U.S. Treasury and government-agency debt, 3.8% in taxable municipal bonds, 1.0% in preferred stock, and 7.0% in cash reserves, net of liabilities.

At December 31, 2008, the Fund had an effective duration of 3.6 years and a weighted average Standard & Poor's quality rating of single A plus. The Fund's overweight in credit, i.e., corporate bonds, detracted from performance as U.S. Treasury and government-agency debt outperformed with the massive flight-to-quality trade that caused spreads on corporate debt to widen to historical levels. That said, the Fund's underweight position in the Financials sector and overweight position in the Industrials sector, specifically the consumer non-cyclical area, were additive to performance and we believe especially important in this markedly challenging year in the credit markets.

                                                        TOTAL RETURN YEAR ENDED
                                                           DECEMBER 31, 2008
          LKCM Aquinas Fixed Income Fund                         1.30%
          Barclays Capital U.S. Intermediate
            Government/Credit Bond Index                         5.08%


/s/ J. Luther King, Jr.

J. Luther King, Jr., CFA

January 26, 2009

Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 11-19 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities. Current and future portfolio holdings are subject to risk.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company's book value per share.

The S&P Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An investment cannot be made directly in an index.

The Fund's investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/09.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
                                                          PAST                         PAST                         SINCE
                                                         1 YEAR                       3 YEARS                   INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------------
LKCM AQUINAS VALUE FUND                                 (37.34)%                      (7.61)%                      (5.90)%
-------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                (36.85)%                      (8.32)%                      (6.29)%
-------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index                      (37.00)%                      (8.60)%                      (5.96)%
-------------------------------------------------------------------------------------------------------------------------------

(1) The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.


A Hypothetical $10,000 Investment in LKCM Aquinas Value Fund

Line Chart:

                                                  Lipper Large
              LKCM Aquinas      Russell 1000       Cap Value
               Value Fund       Value Index       Funds Index
                 $8,092           $7,975            $8,074
7/05              10000            10000             10000
12/05             10260            10349             10574
12/06             11953            12651             12507
12/07             12915            12629             12815
12/08              8092             7975              8074


The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an unmanaged index consisting of large-cap value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------------------
                                                          PAST                         PAST                         SINCE
                                                         1 YEAR                       3 YEARS                   INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------------
LKCM AQUINAS GROWTH FUND                                (33.07)%                      (9.02)%                      (7.14)%
----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                               (38.44)%                      (9.11)%                      (6.63)%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index                     (41.39)%                     (10.97)%                      (7.27)%
----------------------------------------------------------------------------------------------------------------------------------

(1) The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.


A Hypothetical $10,000 Investment in LKCM Aquinas Growth Fund

Line Chart:

                                                    Lipper Large-Cap
                 LKCM Aquinas     Russell 1000       Growth Funds
                  Growth Fund     Growth Index          Index
                    $7,726           $7,877             $7,689
7/05                 10000            10000             10000
12/05                10261            10491             10897
12/06                10239            11443             11411
12/07                11544            12794             13120
12/08                 7726             7877              7689


The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an unmanaged index consisting of large-cap growth funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2008 compared to the Fund's representative market indices. The LKCM Aquinas Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------------------
                                                          PAST                         PAST                         SINCE
                                                         1 YEAR                       3 YEARS                   INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------------
LKCM AQUINAS SMALL CAP FUND                             (37.64)%                     (10.97)%                      (8.57)%
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                      (33.79)%                      (8.29)%                      (6.58)%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                       (35.59)%                      (9.29)%                      (6.07)%
----------------------------------------------------------------------------------------------------------------------------------

(1) The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.


A Hypothetical $10,000 Investment in LKCM Aquinas Small Cap Fund

Line Chart:
                 LKCM Aquinas      Russell 2000     Lipper Small-Cap
                   Small Cap          Index           Core Funds
                  Fund $7,321        $7,889          Index $8,042
7/05                 10000            10000             10000
12/05                10374            10226             10773
12/06                11729            12104             12249
12/07                11739            11915             12484
12/08                 7321             7889              8042


The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $887 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Fixed Income Fund as of December 31, 2008 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------------
                                                         PAST                         PAST                         SINCE
                                                        1 YEAR                       3 YEARS                   INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------------
LKCM AQUINAS FIXED INCOME FUND                           1.30%                        3.67%                        3.15%
---------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate
  Government/Credit Bond Index                           5.08%                        5.51%                        4.87%
---------------------------------------------------------------------------------------------------------------------------------
Lipper Short Intermediate
  Investment-Grade
  Debt Funds Index                                      (2.50)%                       2.26%                        1.96%
---------------------------------------------------------------------------------------------------------------------------------

(1) The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.


A Hypothetical $10,000 Investment in LKCM Aquinas Fixed Income Fund

Line Chart:

                                                      Lipper Short
                                Barclays Capital      Intermediate
              LKCM Aquinas     U.S. Intermediate     Investment-Grade
              Fixed Income     Government/Credit        Debt Funds
              Fund $11,139     Bond Index $11,800     Index $10,698
7/05              10000              10000               10000
12/05              9997              10048               10003
12/06             10379              10458               10411
12/07             10996              11230               10972
12/08             11139              11800               10698


The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

             LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2008

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08-12/31/08).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM AQUINAS VALUE FUND
                                            ---------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/08-
                                               7/1/08        12/31/08       12/31/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00        $ 692.20       $6.38
Hypothetical (5% return before expenses)      $1,000.00       $1,017.60       $7.61

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                         LKCM AQUINAS GROWTH FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/08-
                                               7/1/08        12/31/08       12/31/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  694.70       $6.39
Hypothetical (5% return before expenses)      $1,000.00       $1,017.60       $7.61

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                    LKCM AQUINAS SMALL CAP FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/08-
                                               7/1/08        12/31/08        12/31/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00        $ 688.60       $6.37
Hypothetical (5% return before expenses)      $1,000.00       $1,017.60       $7.61

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                    LKCM AQUINAS FIXED INCOME FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/08-
                                               7/1/08        12/31/08        12/31/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,006.60       $4.04
Hypothetical (5% return before expenses)      $1,000.00       $1,021.11       $4.06

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- DECEMBER 31, 2008

Percentages represent market value as a percentage of total investments.

Pie Chart:
LKCM AQUINAS VALUE FUND
Short-Term Investments                   2.0%
Common Stocks                           98.0%

Pie Chart:
LKCM AQUINAS GROWTH FUND
Short-Term Investments                   8.1%
Common Stocks                           91.9%

Pie Chart:
LKCM AQUINAS SMALL CAP FUND
Short-Term Investments                   2.0%
Common Stocks                           98.0%

Pie Chart:
LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                          3.9%
U.S. Government & Agency Issues         18.0%
Preferred Stocks                         1.0%
Short-Term Investments                   5.6%
Corporate Bonds                         71.5%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.7%
  United Technologies Corporation                             8,000  $   428,800
                                                                     -----------

AIR FREIGHT & LOGISTICS - 2.2%
  United Parcel Service, Inc. - Class B                      10,000      551,600
                                                                     -----------


ASSET MANAGEMENT - 1.7%
  Bank of New York Mellon Corporation                        15,000      424,950
                                                                     -----------

BEVERAGES - 3.1%
  The Coca-Cola Company                                      10,000      452,700
  PepsiCo, Inc.                                               6,000      328,620
                                                                     -----------
                                                                         781,320
                                                                     -----------
BIOTECHNOLOGY - 3.6%
  Charles River Laboratories International, Inc. (a)         10,000      262,000
  Gilead Sciences, Inc. (a)                                  12,500      639,250
                                                                     -----------
                                                                         901,250
                                                                     -----------
BUILDING PRODUCTS - 1.7%
  Masco Corporation                                          37,500      417,375
                                                                     -----------

CAPITAL MARKETS - 2.9%
  Lazard Ltd - Class A (b)                                   25,000      743,500
                                                                     -----------

CHEMICALS - 7.1%
  Celanese Corporation - Series A                            19,100      237,413
  E.I. du Pont de Nemours and Company                        12,500      316,250
  FMC Corporation                                             7,500      335,475
  Praxair, Inc.                                               7,500      445,200
  The Valspar Corporation                                    25,000      452,250
                                                                     -----------
                                                                       1,786,588
                                                                     -----------
COMMERCIAL BANKS - 4.1%
  Bank of America Corporation                                18,744      263,916
  BOK Financial Corporation                                  10,000      404,000
  Wells Fargo & Company                                      12,500      368,500
                                                                     -----------
                                                                       1,036,416
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 1.6%
  Cisco Systems, Inc. (a)                                    25,000      407,500
                                                                     -----------

COMPUTERS & PERIPHERALS - 4.4%
  Brocade Communications Systems, Inc. (a)                   85,000      238,000
  EMC Corporation (a)                                        50,000      523,500
  International Business Machines Corporation                 4,020      338,323
                                                                     -----------
                                                                       1,099,823
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES - 3.1%
  JPMorgan Chase & Co.                                       25,000      788,250
                                                                     -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 4.3%
  AT&T Inc.                                                  17,500      498,750
  Verizon Communications Inc.                                17,500      593,250
                                                                     -----------
                                                                       1,092,000
                                                                     -----------
ELECTRICAL EQUIPMENT - 3.3%
  Baldor Electric Company                                    17,500      312,375
  Emerson Electric Co.                                       14,000      512,540
                                                                     -----------
                                                                         824,915
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.0%
  Nabors Industries Ltd. (a) (b)                             18,200  $   217,854
  Noble Corporation (b)                                       8,000      176,720
  Schlumberger Limited (b)                                    8,400      355,572
                                                                     -----------
                                                                         750,146
                                                                     -----------
FOOD & STAPLES RETAILING - 1.7%
  CVS Caremark Corporation                                   15,000      431,100
                                                                     -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 10.6%
  DENTSPLY International Inc.                                17,500      494,200
  Haemonetics Corporation (a)                                12,500      706,250
  Medtronic, Inc.                                            15,000      471,300
  ResMed Inc. (a)                                            15,000      562,200
  Thermo Fisher Scientific, Inc. (a)                         12,500      425,875
                                                                     -----------
                                                                       2,659,825
                                                                     -----------
HOUSEHOLD DURABLES - 1.4%
  Jarden Corporation (a)                                     30,000      345,000
                                                                     -----------

HOUSEHOLD PRODUCTS - 1.4%
  Colgate-Palmolive Company                                   5,000      342,700
                                                                     -----------

INSURANCE - 4.0%
  HCC Insurance Holdings, Inc.                               25,000      668,750
  Lincoln National Corporation                               17,500      329,700
                                                                     -----------
                                                                         998,450
                                                                     -----------
IT SERVICES - 2.0%
  Accenture Ltd. - Class A (b)                               15,000      491,850
                                                                     -----------

MACHINERY - 1.8%
  Danaher Corporation                                         8,000      452,880
                                                                     -----------

MEDIA - 1.9%
  CBS Corporation - Class B                                  60,000      491,400
                                                                     -----------

METALS & MINING - 0.9%
  Peabody Energy Corporation                                 10,000      227,500
                                                                     -----------

MULTILINE RETAIL - 2.9%
  Kohl's Corporation (a)                                     20,000      724,000
                                                                     -----------

MULTI-UTILITIES & UNREGULATED POWER - 1.5%
  Duke Energy Corporation                                    25,000      375,250
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.8%
  Cabot Oil & Gas Corporation                                12,000      312,000
  ConocoPhillips                                              8,000      414,400
  Exxon Mobil Corporation                                     5,000      399,150
  Range Resources Corporation                                12,300      422,997
  XTO Energy, Inc.                                           12,100      426,767
                                                                     -----------
                                                                       1,975,314
                                                                     -----------

PERSONAL PRODUCTS - 1.1%
  Avon Products, Inc.                                        12,000      288,360
                                                                     -----------



   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

-------------------------------------------------------------------------------
COMMON STOCKS                                               SHARES        VALUE
-------------------------------------------------------------------------------
ROAD & RAIL - 3.0%
  Burlington Northern Santa Fe Corporation                  10,000  $   757,100
                                                                    -----------

SOFTWARE - 3.7%
  Citrix Systems, Inc. (a)                                  22,500      530,325
  Nuance Communications, Inc. (a)                           40,000      414,400
                                                                    -----------
                                                                        944,725
                                                                    -----------
SPECIALTY RETAIL - 4.5%
  Collective Brands, Inc. (a)                               20,000      234,400
  Foot Locker, Inc.                                         40,000      293,600
  The Home Depot, Inc.                                      12,800      294,656
  PETsMART, Inc.                                            17,500      322,875
                                                                    -----------
                                                                      1,145,531
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $31,127,083)                                                 24,685,418
                                                                    -----------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
-------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.0%
  Federated Government Obligations Fund -
    Institutional Shares                                   509,246      509,246
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $509,246)                                                     509,246
                                                                    -----------

  TOTAL INVESTMENTS - 100.0%
    (Cost $31,636,329)                                               25,194,664

  Liabilities in Excess of Other Assets - (0.0)%                        (10,700)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $25,183,964
                                                                    ===========

     (a)  Non-income producing security.
     (b)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
COMMON STOCKS - 92.3%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.6%
  Northrop Grumman Corporation                               10,000  $   450,400
  Rockwell Collins, Inc.                                     20,000      781,800
                                                                     -----------
                                                                       1,232,200
                                                                     -----------
AIR FREIGHT & LOGISTICS - 1.2%
  FedEx Corp.                                                 5,000      320,750
                                                                     -----------

BEVERAGES - 4.4%
  Fomento Economico Mexicano, S.A.B.
    de C.V. - ADR (b)                                        21,000      632,730
  PepsiCo, Inc.                                              10,000      547,700
                                                                     -----------
                                                                       1,180,430
                                                                     -----------
BIOTECHNOLOGY - 2.8%
  Gilead Sciences, Inc. (a)                                  15,000      767,100
                                                                     -----------

CAPITAL MARKETS - 2.2%
  Lazard Ltd - Class A (b)                                   20,000      594,800
                                                                     -----------

CHEMICALS - 2.5%
  FMC Corporation                                            15,000      670,950
                                                                     -----------

COMMERCIAL BANKS - 3.9%
  Cullen/Frost Bankers, Inc.                                  9,000      456,120
  Wells Fargo & Company                                      20,000      589,600
                                                                     -----------
                                                                       1,045,720
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 4.0%
  Copart, Inc. (a)                                           15,000      407,850
  ITT Educational Services, Inc. (a)                          7,000      664,860
                                                                     -----------
                                                                       1,072,710
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 3.6%
  Harris Corporation                                         15,000      570,750
  Research In Motion Limited (a) (b)                         10,000      405,800
                                                                     -----------
                                                                         976,550
                                                                     -----------
COMPUTERS & PERIPHERALS - 9.3%
  Apple Inc. (a)                                              6,000      512,100
  EMC Corporation (a)                                        40,000      418,800
  Hewlett-Packard Company                                    20,000      725,800
  International Business Machines Corporation                10,000      841,600
                                                                     -----------
                                                                       2,498,300
                                                                     -----------
CONSTRUCTION & ENGINEERING - 0.9%
  Foster Wheeler Ltd. (a) (b)                                10,000      233,800
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 2.9%
  Visa Inc. - Class A                                        15,000      786,750
                                                                     -----------

ELECTRICAL EQUIPMENT - 2.7%
  Emerson Electric Co.                                       20,000      732,200
                                                                     -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
  Trimble Navigation Limited (a)                             20,000      432,200
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 3.5%
  Costco Wholesale Corporation                                6,000  $   315,000
  Walgreen Company                                           25,000      616,750
                                                                     -----------
                                                                         931,750
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 11.3%
  Alcon, Inc. (b)                                             4,000      356,760
  DENTSPLY International Inc.                                30,000      847,200
  Haemonetics Corporation (a)                                10,000      565,000
  Thermo Fisher Scientific, Inc. (a)                         20,000      681,400
  Zimmer Holdings, Inc. (a)                                  15,000      606,300
                                                                     -----------
                                                                       3,056,660
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 1.2%
  Yum! Brands, Inc.                                          10,000      315,000
                                                                     -----------

HOUSEHOLD PRODUCTS - 6.3%
  Colgate-Palmolive Company                                   8,000      548,320
  Energizer Holdings, Inc. (a)                               10,000      541,400
  The Procter & Gamble Company                               10,000      618,200
                                                                     -----------
                                                                       1,707,920
                                                                     -----------
INTERNET SOFTWARE & SERVICES - 2.9%
  Google Inc. - Class A (a)                                   2,500      769,125
                                                                     -----------

MULTILINE RETAIL - 1.4%
  Family Dollar Stores, Inc.                                 14,000      364,980
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.6%
  Devon Energy Corporation                                   15,000      985,650
  Range Resources Corporation                                13,000      447,070
  XTO Energy, Inc.                                           10,000      352,700
                                                                     -----------
                                                                       1,785,420
                                                                     -----------
PERSONAL PRODUCTS - 1.8%
  Avon Products, Inc.                                        20,000      480,600
                                                                     -----------

PHARMACEUTICALS - 3.4%
  Abbott Laboratories                                        17,000      907,290
                                                                     -----------

SOFTWARE - 3.3%
  Citrix Systems, Inc. (a)                                   30,000      707,100
  Microsoft Corporation                                      10,000      194,400
                                                                     -----------
                                                                         901,500
                                                                     -----------
SPECIALTY RETAIL - 1.3%
  Tractor Supply Company (a)                                 10,000      361,400
                                                                     -----------

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
  NIKE, Inc. - Class B                                        6,000      306,000
                                                                     -----------

TRADING COMPANIES & DISTRIBUTORS - 1.6%
  Fastenal Company                                           12,000      418,200
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $27,865,463)                                                24,850,305
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 8.1%                               SHARES        VALUE
-------------------------------------------------------------------------------
MONEY MARKET FUNDS - 8.1%
  The AIM STIT - Treasury Portfolio -
    Institutional Shares                                   612,778  $   612,778
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                   612,753      612,753
  Federated Government Obligations Fund -
    Institutional Shares                                   429,014      429,014
  Federated Treasury Obligations Fund -
    Institutional Shares                                   533,915      533,915
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,188,460)                                                 2,188,460
                                                                    -----------

  TOTAL INVESTMENTS - 100.4%
    (Cost $30,053,923)                                               27,038,765

  Liabilities in Excess of Other Assets - (0.4)%                        (94,916)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $26,943,849
                                                                    ===========

     ADR  American Depository Receipt
     (a)  Non-income producing security.
     (b)  U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
COMMON STOCKS - 97.7%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.7%
  Hexcel Corporation (a)                                      3,250  $    24,018
                                                                     -----------

AIR FREIGHT & LOGISTICS - 2.5%
  Forward Air Corporation                                     2,100       50,967
  Pacer International, Inc.                                   3,100       32,333
                                                                     -----------
                                                                          83,300
                                                                     -----------
AUTO COMPONENTS - 1.4%
  LKQ Corporation (a)                                         4,100       47,806
                                                                     -----------

BIOTECHNOLOGY - 0.9%
  Charles River Laboratories International, Inc. (a)          1,200       31,440
                                                                     -----------

CAPITAL MARKETS - 2.5%
  KBW Inc. (a)                                                1,350       31,050
  Lazard Ltd - Class A (b)                                    1,850       55,019
                                                                     -----------
                                                                          86,069
                                                                     -----------
CHEMICALS - 2.4%
  Calgon Carbon Corporation (a)                               3,500       53,760
  FMC Corporation                                               600       26,838
                                                                     -----------
                                                                          80,598
                                                                     -----------
COMMERCIAL BANKS - 7.1%
  First Horizon National Corporation (a)                      3,106       32,831
  Glacier Bancorp, Inc.                                       2,650       50,403
  PrivateBancorp, Inc.                                        2,050       66,543
  Prosperity Bancshares, Inc.                                 2,250       66,577
  Texas Capital Bancshares, Inc. (a)                          2,000       26,720
                                                                     -----------
                                                                         243,074
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 4.9%
  Coinstar, Inc. (a)                                          1,500       29,265
  Copart, Inc. (a)                                            1,100       29,909
  The Geo Group Inc. (a)                                      2,100       37,863
  Waste Connections, Inc. (a)                                 2,200       69,454
                                                                     -----------
                                                                         166,491
                                                                     -----------
COMPUTERS & PERIPHERALS - 0.8%
  Brocade Communications Systems, Inc. (a)                    9,900       27,720
                                                                     -----------

CONSUMER FINANCE - 3.1%
  Cash America International, Inc.                            1,650       45,127
  First Cash Financial Services, Inc. (a)                     3,250       61,945
                                                                     -----------
                                                                         107,072
                                                                     -----------
CONTAINERS & PACKAGING - 2.1%
  Silgan Holdings Inc.                                        1,500       71,715
                                                                     -----------

DIVERSIFIED CONSUMER SERVICES - 3.4%
  Capella Education Company (a)                                 750       44,070
  Grand Canyon Education, Inc. (a)                            1,400       26,292
  K12 Inc. (a)                                                2,350       44,062
                                                                     -----------
                                                                         114,424
                                                                     -----------
DIVERSIFIED MANUFACTURING - 0.9%
  Raven Industries, Inc.                                      1,250       30,125
                                                                     -----------

ELECTRIC UTILITIES - 1.4%
  Otter Tail Corporation                                      2,000       46,660
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
  Baldor Electric Company                                     1,900  $    33,915
                                                                     -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.3%
  Axsys Technologies, Inc. (a)                                  900       49,374
  IPG Photonics Corporation (a)                               2,150       28,337
  Itron, Inc. (a)                                               750       47,805
  MTS Systems Corporation                                     1,400       37,296
  National Instruments Corporation                            2,150       52,374
  Rofin-Sinar Technologies, Inc. (a)                          1,400       28,812
  Trimble Navigation Limited (a)                              1,800       38,898
                                                                     -----------
                                                                         282,896
                                                                     -----------
  ENERGY EQUIPMENT & SERVICES - 2.5%
  Core Laboratories N.V. (b)                                    500       29,930
  Dril-Quip, Inc. (a)                                         1,850       37,944
  Superior Well Services, Inc. (a)                            1,800       18,000
                                                                     -----------
                                                                          85,874
                                                                     -----------
FOOD PRODUCTS - 1.6%
  Chiquita Brands International, Inc. (a)                     3,700       54,686
                                                                     -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.1%
  Haemonetics Corporation (a)                                 1,050       59,325
  Immucor, Inc. (a)                                           1,200       31,896
  Meridian Bioscience, Inc.                                   1,000       25,470
  Wright Medical Group, Inc. (a)                              2,850       58,226
                                                                     -----------
                                                                         174,917
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 4.9%
  Eclipsys Corporation (a)                                    2,500       35,475
  MWI Veterinary Supply, Inc. (a)                             2,050       55,268
  PSS World Medical, Inc. (a)                                 4,000       75,280
                                                                     -----------
                                                                         166,023
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 0.5%
  Chipotle Mexican Grill, Inc. - Class A (a)                    250       15,495
                                                                     -----------

HOUSEHOLD DURABLES - 2.0%
  Jarden Corporation (a)                                      2,650       30,475
  Tempur-Pedic International Inc.                             5,350       37,932
                                                                     -----------
                                                                          68,407
                                                                     -----------
INSURANCE - 2.7%
  Argo Group International Holdings, Ltd. (a) (b)             1,924       65,262
  Max Capital Group Ltd. (b)                                  1,500       26,550
                                                                     -----------
                                                                          91,812
                                                                     -----------
IT SERVICES - 2.6%
  ManTech International Corporation - Class A (a)               750       40,642
  SRA International, Inc. - Class A (a)                       2,850       49,163
                                                                     -----------
                                                                          89,805
                                                                     -----------
MACHINERY - 5.4%
  CIRCOR International, Inc.                                  1,050       28,875
  CLARCOR Inc.                                                1,650       54,747
  Franklin Electric Co., Inc.                                 1,800       50,598
  Kaydon Corporation                                          1,450       49,807
                                                                     -----------
                                                                         184,027
                                                                     -----------
MARINE - 1.0%
  Kirby Corporation (a)                                       1,300       35,568
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
OIL & GAS DRILLING - 0.7%
  Atwood Oceanics, Inc. (a)                                   1,600  $    24,448
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.6%
  Concho Resources Inc. (a)                                     800       18,256
  Denbury Resources Inc. (a)                                  3,050       33,306
  EXCO Resources, Inc. (a)                                    4,100       37,146
                                                                     -----------
                                                                          88,708
                                                                     -----------
PAPER & FOREST PRODUCTS - 0.1%
  Clearwater Paper Corp. (a)                                    493        4,136
                                                                     -----------

PHARMACEUTICALS - 1.5%
  Endo Pharmaceuticals Holdings Inc. (a)                      2,000       51,760
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS - 1.3%
  Potlatch Corporation                                        1,728       44,945
                                                                     -----------

ROAD & RAIL - 2.3%
  Con-way Inc.                                                1,150       30,590
  Landstar System, Inc.                                       1,250       48,038
                                                                     -----------
                                                                          78,628
                                                                     -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.0%
  Formfactor Inc. (a)                                         2,300       33,580
                                                                     -----------

SOFTWARE - 7.1%
  Blackboard Inc. (a)                                         1,650       43,279
  F5 Networks, Inc. (a)                                       1,750       40,005
  Nuance Communications, Inc. (a)                             5,450       56,462
  TIBCO Software Inc. (a)                                     6,750       35,033
  Wind River Systems, Inc. (a)                                7,200       65,016
                                                                     -----------
                                                                         239,795
                                                                     -----------
SPECIALTY RETAIL - 6.2%
  Barnes & Noble, Inc.                                          550        8,250
  Foot Locker, Inc.                                           5,050       37,067
  Jos. A. Bank Clothiers, Inc. (a)                            1,800       47,070
  Rent-A-Center, Inc. (a)                                     3,000       52,950
  Tractor Supply Company (a)                                  1,100       39,754
  Ulta Salon, Cosmetics & Fragrance, Inc. (a)                 3,050       25,254
                                                                     -----------
                                                                         210,345
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS - 2.0%
  Phillips-Van Heusen Corporation                             1,700       34,221
  Under Armour, Inc. - Class A (a)                            1,350       32,184
                                                                     -----------
                                                                          66,405
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.2%
  SBA Communications Corporation - Class A (a)                2,400       39,168
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $4,288,461)                                                  3,325,855
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%                                SHARES        VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.0%
  Federated Government Obligations Fund -
    Institutional Shares                                     67,682  $    67,682
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $67,682)                                                        67,682
                                                                     -----------

  TOTAL INVESTMENTS - 99.7%
    (Cost $4,356,143)                                                  3,393,537

  Other Assets in Excess of Liabilities - 0.3%                             9,626
                                                                     -----------

  TOTAL NET ASSETS - 100.0%                                          $ 3,403,163
                                                                     ===========


     (a)  Non-income producing security.
     (b)  U.S. Dollar-denominated foreign security.




   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS - 70.5%                                                AMOUNT        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.7%
  General Dynamics Corporation
    5.25%, 02/01/2014                                     $ 100,000  $   102,596
  United Technologies Corporation
    6.35%, 03/01/2011                                       250,000      264,470
                                                                     -----------
                                                                         367,066
                                                                     -----------
BEVERAGES - 4.3%
  The Coca-Cola Company:
    5.75%, 03/15/2011                                        75,000       79,644
    5.35%, 11/15/2017                                       150,000      162,123
  PepsiCo, Inc.
    4.65%, 02/15/2013                                       175,000      180,099
                                                                     -----------
                                                                         421,866
                                                                     -----------
CHEMICALS - 2.3%
  The Lubrizol Corporation
    5.50%, 10/01/2014                                       250,000      227,545
                                                                     -----------

COMMERCIAL BANKS - 4.3%
  Landesbank Baden-Wuerttemberg (a)
    6.35%, 04/01/2012                                        45,000       52,007
  Northern Trust Company
    7.10%, 08/01/2009                                       168,000      170,217
  Wells Fargo & Company
    5.25%, 10/23/2012                                       200,000      203,881
                                                                     -----------
                                                                         426,105
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 1.5%
  Pitney Bowes Inc.
    4.625%, 10/01/2012                                      150,000      146,991
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 3.8%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                                       150,000      155,798
  Motorola, Inc.
    7.625%, 11/15/2010                                      250,000      221,653
                                                                     -----------
                                                                         377,451
                                                                     -----------
COMPUTERS & PERIPHERALS - 1.6%
  International Business Machines Corporation
    4.95%, 03/22/2011                                       150,000      155,511
                                                                     -----------

CONSUMER FINANCE - 1.7%
  Western Union Company
    5.93%, 10/01/2016                                       200,000      171,177
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 1.2%
  AXA Financial, Inc.
    7.75%, 08/01/2010                                        25,000       24,906
  Textron Financial Corporation
    6.00%, 11/20/2009                                       100,000       93,423
                                                                     -----------
                                                                         118,329
                                                                     -----------
DIVERSIFIED MANUFACTURING - 1.0%
  Honeywell International Inc.
    4.25%, 03/01/2013                                       100,000       99,901
                                                                     -----------


--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
  BellSouth Corporation
    6.00%, 10/15/2011                                     $ 100,000  $   102,105
  Verizon Global Funding Corp.:
    7.25%, 12/01/2010                                        10,000       10,488
    7.375%, 09/01/2012                                      150,000      157,049
                                                                     -----------
                                                                         269,642
                                                                     -----------
ELECTRICAL EQUIPMENT - 0.4%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                                        40,000       39,161
                                                                     -----------

ENERGY EQUIPMENT & SERVICES - 2.9%
  Baker Hughes, Incorporated
    6.50%, 11/15/2013                                       150,000      158,421
  Halliburton Company
    5.50%, 10/15/2010                                        40,000       40,873
  Weatherford International, Inc.
    6.35%, 06/15/2017                                       100,000       85,476
                                                                     -----------
                                                                         284,770
                                                                     -----------
FOOD & STAPLES RETAILING - 2.1%
  Costco Wholesale Corporation
    5.30%, 03/15/2012                                       100,000      104,442
  Walgreen Company
    4.875%, 08/01/2013                                      100,000      103,091
                                                                     -----------
                                                                         207,533
                                                                     -----------
FOOD PRODUCTS - 2.9%
  The Hershey Company
    4.85%, 08/15/2015                                       200,000      192,541
  McCormick & Company, Incorporated
    5.25%, 09/01/2013                                       100,000       98,116
                                                                     -----------
                                                                         290,657
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 1.1%
  McDonald's Corporation
    6.00%, 04/15/2011                                       100,000      105,356
                                                                     -----------

HOUSEHOLD PRODUCTS - 3.7%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                      100,000      103,762
  The Procter & Gamble Company
    8.00%, 09/01/2024
    Putable 09/01/2014                                      200,000      263,164
                                                                     -----------
                                                                         366,926
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 1.9%
  3M Co.
    4.375%, 08/15/2013                                      175,000      183,970
                                                                     -----------

INVESTMENT BANK & BROKERAGE - 2.7%
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                                        45,000       46,058
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                                        30,000       27,048
    5.125%, 01/15/2015                                      100,000       91,862
  Morgan Stanley
    3.25%, 12/01/2011                                       100,000      104,286
                                                                     -----------
                                                                         269,254
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008


--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS                                                        AMOUNT       VALUE
--------------------------------------------------------------------------------
MACHINERY - 1.0%
  Dover Corporation
    6.50%, 02/15/2011                                     $ 100,000  $   102,272
                                                                     -----------

MEDIA - 1.6%
  The Walt Disney Company
    6.375%, 03/01/2012                                      150,000      159,937
                                                                     -----------

METALS & MINING - 1.4%
  Alcoa Inc.
    6.00%, 01/15/2012                                       150,000      136,378
                                                                     -----------

MULTILINE RETAIL - 2.6%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                                       200,000      157,023
  Target Corporation
    6.35%, 01/15/2011                                       100,000      102,295
                                                                     -----------
                                                                         259,318
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 13.0%
  Amerada Hess Corporation
    6.65%, 08/15/2011                                       100,000      100,019
  Apache Corporation
    6.25%, 04/15/2012                                       100,000      104,803
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                       100,000      103,088
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                       100,000      105,270
  EOG Resources, Inc.
    6.125%, 10/01/2013                                      150,000      156,883
  Noble Energy, Inc.
    5.25%, 04/15/2014                                       200,000      174,908
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                                       100,000      104,238
  ONEOK, Inc.
    5.20%, 06/15/2015                                        40,000       33,160
  USX Corporation
    9.125%, 01/15/2013                                      200,000      213,420
  XTO Energy, Inc.
    6.25%, 04/15/2013                                       200,000      195,267
                                                                     -----------
                                                                       1,291,056
                                                                     -----------
REAL ESTATE - 0.6%
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                                        20,000       16,549
  Health Care REIT, Inc.
    8.00%, 09/12/2012                                        50,000       42,874
                                                                     -----------
                                                                          59,423
                                                                     -----------
ROAD & RAIL - 1.4%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                                       40,000       40,091
    6.75%, 07/15/2011                                       100,000      101,706
                                                                     -----------
                                                                         141,797
                                                                     -----------
SOFTWARE - 1.0%
  Oracle Corporation
    5.25%, 01/15/2016                                       100,000      101,960
                                                                     -----------

--------------------------------------------------------------------------------
                                                          SHARES OR
CORPORATE                                                 PRINCIPAL
BONDS                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.1%
  The Home Depot, Inc.
    4.625%, 08/15/2010                                    $ 100,000  $    99,062
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                                       100,000      103,913
                                                                     -----------
                                                                         202,975
                                                                     -----------
TOTAL CORPORATE BONDS
    (Cost $7,189,924)                                                  6,984,327
                                                                     -----------

--------------------------------------------------------------------------------
MUNICIPAL BONDS - 3.8%
--------------------------------------------------------------------------------
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                                       330,000      380,602
                                                                     -----------

TOTAL MUNICIPAL BONDS
    (Cost $372,157)                                                      380,602
                                                                     -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.0%
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.0%
  The Goldman Sachs Group, Inc.
    Callable 10/31/2010                                       4,750       97,850
                                                                     -----------

TOTAL PREFERRED STOCKS
    (Cost $118,750)                                                       97,850
                                                                     -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 17.7%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 6.0%
  3.625%, 10/02/2009
    Callable 01/02/2009                                   $ 200,000      200,000
  4.625%, 10/10/2012                                        150,000      162,417
  5.50%, 08/13/2014                                         200,000      230,886
                                                                     -----------
                                                                         593,303
                                                                     -----------
U.S. TREASURY INFLATION INDEXED BOND - 2.2%
  1.625%, 01/15/2015                                        238,186      220,955
                                                                     -----------

U.S. TREASURY NOTES - 9.5%
  4.25%, 09/30/2012                                         100,000      111,688
  4.25%, 11/15/2014                                         200,000      231,453
  4.25%, 08/15/2015                                         200,000      232,312
  5.125%, 05/15/2016                                        300,000      363,352
                                                                     -----------
                                                                         938,805
                                                                     -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $1,584,856)                                                  1,753,063
                                                                     -----------



   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2008

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 5.5%                                           SHARES       VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.5%
  The AIM STIT - Treasury Portfolio -
    Institutional Shares                                     24,755  $    24,755
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                    255,892      255,892
  Federated Government Obligations Fund -
    Institutional Shares                                    264,280      264,280
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $544,927)                                                      544,927
                                                                     -----------

  TOTAL INVESTMENTS - 98.5%
    (Cost $9,810,614)                                                  9,760,769

  Other Assets in Excess of Liabilities - 1.5%                           150,079
                                                                     -----------

  TOTAL NET ASSETS - 100.0%                                          $ 9,910,848
                                                                     ===========


     (a)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008
                                                                              LKCM          LKCM           LKCM           LKCM
                                                                             AQUINAS       AQUINAS       AQUINAS      AQUINAS FIXED
                                                                           VALUE FUND    GROWTH FUND  SMALL CAP FUND   INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *...............................................     $25,194,664    $27,038,765   $ 3,393,537   $ 9,760,769
Dividends and interest receivable.....................................          43,637         19,239         1,778       145,495
Receivable from Adviser................................................             --             --        22,375        18,286
Receivable for fund shares sold.......................................          58,724         36,677           284         1,796
Other assets...........................................................         12,924         10,461        10,127         7,652
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     25,309,949     27,105,142     3,428,101     9,933,998
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investment advisory fees..................................          38,478         46,457            --            --
Payable for fund shares redeemed.......................................         37,471         48,392            31            --
Distribution expense payable..........................................          24,887         38,285         5,875            --
Accrued expenses and other liabilities................................          25,149         28,159        19,032        23,150
                                                                           -----------    -----------   -----------   -----------
  Total liabilities...................................................         125,985        161,293        24,938        23,150
                                                                           -----------    -----------   -----------   -----------
Net assets............................................................     $25,183,964    $26,943,849   $ 3,403,163   $ 9,910,848
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital.......................................................     $32,461,669    $32,156,694   $ 5,066,377   $10,392,552
Undistributed net investment income...................................           4,750            900           500           385
Accumulated net realized loss on securities...........................        (840,790)    (2,198,587)     (701,108)     (432,244)
Net unrealized depreciation on investments.............................     (6,441,665)    (3,015,158)     (962,606)      (49,845)
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $25,183,964    $26,943,849   $ 3,403,163   $ 9,910,848
                                                                           ===========    ===========   ===========   ===========

NET ASSETS ............................................................    $25,183,964    $26,943,849   $ 3,403,163   $ 9,910,848
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      3,088,848      2,458,638       844,456     1,032,993
Net asset value per share
  (offering and redemption price).....................................     $      8.15    $     10.96   $      4.03   $      9.59
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments.................................................     $31,636,329    $30,053,923   $ 4,356,143   $ 9,810,614
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                              LKCM          LKCM           LKCM           LKCM
                                                                             AQUINAS       AQUINAS       AQUINAS      AQUINAS FIXED
                                                                           VALUE FUND    GROWTH FUND  SMALL CAP FUND   INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................   $    592,946   $    376,401  $     41,880    $   16,470
Interest...............................................................         25,701         50,524        10,262       440,785
                                                                          ------------   ------------  ------------    ----------
  Total income.........................................................        618,647        426,925        52,142       457,255
                                                                          ------------   ------------  ------------    ----------

EXPENSES:
Investment advisory fees ..............................................        299,858        331,872        66,003        56,007
Distribution expense (Note B)..........................................         83,294         92,187        16,500            --
Accounting and transfer agent fees and expenses........................         54,785         59,374        39,658        67,338
Administrative fees....................................................         29,094         31,833        21,030        26,404
Federal and state registration.........................................         22,408         20,849        17,789        17,572
Professional fees......................................................         11,814         13,408         6,612         7,176
Custody fees and expenses..............................................          5,750          5,075        16,599         3,482
Reports to shareholders................................................          8,399          9,958         2,359         2,515
Trustees' fees.........................................................          3,863          4,795         1,006         1,246
Other .................................................................          6,679          7,516         4,202         2,414
                                                                          ------------   ------------  ------------    ----------
  Total expenses.......................................................        525,944        576,867       191,758       184,154
  Less, expense waiver and/or
    reimbursement (Note B).............................................        (26,181)       (23,746)      (92,754)     (109,478)
                                                                          ------------   ------------  ------------    ----------
  Net expenses.........................................................        499,763        553,121        99,004        74,676
                                                                          ------------   ------------  ------------    ----------
Net investment income (loss)...........................................        118,884       (126,196)      (46,862)      382,579
                                                                          ------------   ------------  ------------    ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.......................................       (607,729)    (2,188,241)     (589,173)     (128,977)
Net change in unrealized appreciation/depreciation on investments......    (14,367,577)   (11,446,087)   (2,018,524)     (128,587)
                                                                          ------------   ------------  ------------    ----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS.......................................................    (14,975,306)   (13,634,328)   (2,607,697)     (257,564)
                                                                          ------------   ------------  ------------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............................................   $(14,856,422)  $(13,760,524) $ (2,654,559)   $  125,015
                                                                          ============   ============  ============    ==========
* Net of foreign taxes withheld........................................   $        298   $      5,763  $         82    $       --
                                                                          ============   ============  ============    ==========


   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND
                                                                          ---------------------------- ---------------------------
                                                                            Year Ended     Year Ended    Year Ended    Year Ended
                                                                           December 31,   December 31,  December 31,  December 31,
                                                                               2008           2007          2008          2007
                                                                          ------------   ------------  ------------  ------------
OPERATIONS:
Net investment income (loss)............................................  $    118,884   $    252,529  $   (126,196) $     29,698
Net realized gain (loss) on investments.................................      (607,729)     3,502,096    (2,188,241)    2,019,728
Net change in unrealized appreciation/depreciation
  on investments........................................................   (14,367,577)      (691,756)  (11,446,087)    4,015,716
                                                                          ------------   ------------  ------------  ------------

  Net increase (decrease) in net assets
   resulting from operations............................................   (14,856,422)     3,062,869   (13,760,524)    6,065,142
                                                                          ------------   ------------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................      (119,073)      (250,508)       (7,336)      (20,003)
Net realized gain on investments........................................            --     (4,185,220)           --    (2,517,833)
                                                                          ------------   ------------  ------------  ------------
                                                                              (119,073)    (4,435,728)       (7,336)   (2,537,836)
                                                                          ------------   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................     2,723,748     (1,017,203)   (1,360,990)  (20,451,459)
                                                                          ------------   ------------  ------------  ------------

Total decrease in net assets............................................   (12,251,747)    (2,390,062)  (15,128,850)  (16,924,153)

NET ASSETS:
Beginning of period.....................................................    37,435,711     39,825,773    42,072,699    58,996,852
                                                                          ------------   ------------  ------------  ------------
End of period *.........................................................  $ 25,183,964   $ 37,435,711  $ 26,943,849  $ 42,072,699
                                                                          ============   ============  ============  ============

* Including undistributed net
  investment income of:.................................................  $      4,750   $      2,017  $        900  $         --
                                                                          ============   ============  ============  ============

                                                                                  LKCM AQUINAS                 LKCM AQUINAS
                                                                                 SMALL CAP FUND              FIXED INCOME FUND
                                                                          ---------------------------- ---------------------------
                                                                            Year Ended     Year Ended    Year Ended    Year Ended
                                                                           December 31,   December 31,  December 31,  December 31,
                                                                               2008           2007          2008          2007
                                                                          ------------   ------------  ------------  ------------
OPERATIONS:
Net investment income (loss)............................................  $    (46,862)  $    (54,314) $    382,579  $    604,202
Net realized gain (loss) on investments.................................      (589,173)       226,452      (128,977)     (181,963)
Net change in unrealized appreciation/depreciation
  on investments........................................................    (2,018,524)      (168,614)     (128,587)      385,037
                                                                          ------------   ------------  ------------  ------------

  Net increase (decrease) in net assets
   resulting from operations............................................    (2,654,559)         3,524       125,015       807,276
                                                                          ------------   ------------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --             --      (385,418)     (601,189)
Net realized gain on investments........................................        (4,082)      (190,372)           --            --
                                                                          ------------   ------------  ------------  ------------
                                                                                (4,082)      (190,372)     (385,418)     (601,189)
                                                                          ------------   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................    (4,728,647)        20,453       938,640   (30,591,741)
                                                                          ------------   ------------  ------------  ------------

Total increase (decrease) in net assets.................................    (7,387,288)      (166,395)      678,237   (30,385,654)

NET ASSETS:
Beginning of period.....................................................    10,790,451     10,956,846     9,232,611    39,618,265
                                                                          ------------   ------------  ------------  ------------
End of period *.........................................................  $  3,403,163   $ 10,790,451  $  9,910,848  $  9,232,611
                                                                          ============   ============  ============  ============

* Including undistributed net
  investment income of:.................................................  $        500   $         --  $        385  $      3,685
                                                                          ============   ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                     LKCM AQUINAS VALUE FUND
                                                                   Year          Year          Year         Year          Year
                                                                   Ended         Ended         Ended        Ended         Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2008          2007          2006        2005(1)        2004
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........................  $  13.07     $  13.71      $  12.24      $  11.77      $  10.17
                                                                  --------     --------      --------      --------      --------
Net investment income...........................................      0.04         0.10          0.07          0.04          0.02
Net realized and unrealized gain (loss) on investments..........     (4.92)        1.01          1.95          0.44          1.60
                                                                  --------     --------      --------      --------      --------
   Total from investment operations.............................     (4.88)        1.11          2.02          0.48          1.62
                                                                  --------     --------      --------      --------      --------
Dividends from net investment income............................     (0.04)       (0.10)        (0.11)        (0.01)        (0.02)
Distributions from net realized gains...........................        --        (1.65)        (0.44)           --            --
                                                                  --------     --------      --------      --------      --------
   Total dividends and distributions............................     (0.04)       (1.75)        (0.55)        (0.01)        (0.02)
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................................  $   8.15     $  13.07      $  13.71      $  12.24      $  11.77
                                                                  ========     ========      ========      ========      ========
TOTAL RETURN....................................................  (37.34)%        8.05%        16.51%         4.13%        15.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................  $ 25,184     $ 37,436      $ 39,826      $ 42,690      $ 42,765
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....................     1.58%        1.49%         1.49%         1.55%         1.57%
  After expense waiver and/or reimbursement.....................     1.50%        1.49%         1.49%         1.52%(2)      1.53%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement....................     0.28%        0.65%         0.44%         0.34%         0.17%
  After expense waiver and/or reimbursement.....................     0.36%        0.65%         0.44%         0.37%         0.21%
Portfolio turnover rate.........................................       70%          62%           47%           71%           61%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                    LKCM AQUINAS GROWTH FUND
                                                                   Year          Year          Year         Year          Year
                                                                   Ended         Ended         Ended        Ended         Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2008          2007          2006        2005(1)        2004
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........................  $  16.38     $  15.45      $  15.61      $  14.67      $  13.58
                                                                  --------     --------      --------      --------      --------
Net investment income (loss)....................................     (0.05)(2)     0.01         (0.06)(2)      0.03         (0.07)
Net realized and unrealized gain (loss) on investments..........     (5.37)        1.97          0.03          1.31          1.16
                                                                  --------     --------      --------      --------      --------
   Total from investment operations.............................     (5.42)        1.98         (0.03)         1.34          1.09
                                                                  --------     --------      --------      --------      --------
Dividends from net investment income............................     (0.00)(3)    (0.01)           --         (0.03)           --
Distributions from net realized gains...........................        --        (1.04)        (0.13)        (0.37)           --
                                                                  --------     --------      --------      --------      --------
   Total dividends and distributions............................     (0.00)(3)    (1.05)        (0.13)        (0.40)           --
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................................  $  10.96     $  16.38      $  15.45      $  15.61      $  14.67
                                                                  ========     ========      ========      ========      ========
TOTAL RETURN....................................................  (33.07)%       12.75%       (0.22)%         9.15%         8.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................  $ 26,944     $ 42,073      $ 58,997      $ 74,606      $ 58,434
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....................     1.56%        1.47%         1.46%         1.51%         1.55%
  After expense waiver and/or reimbursement.....................     1.50%        1.47%         1.46%         1.51%(4)      1.53%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement....................   (0.40)%        0.06%       (0.36)%         0.25%       (0.50)%
  After expense waiver and/or reimbursement.....................   (0.34)%        0.06%       (0.36)%         0.25%       (0.48)%
Portfolio turnover rate.........................................       67%          40%           73%          114%          196%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Less than $(0.005).

(4) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                   LKCM AQUINAS SMALL CAP FUND
                                                                   Year          Year          Year         Year          Year
                                                                   Ended         Ended         Ended        Ended         Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2008          2007          2006        2005(1)        2004
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........................  $   6.47     $   6.58      $   5.82      $   5.66      $   5.50
                                                                  --------     --------      --------      --------      --------
Net investment loss.............................................     (0.04)(2)    (0.03)(3)     (0.04)(3)     (0.07)(3)     (0.09)
Net realized and unrealized gain (loss) on investments..........     (2.40)        0.04          0.80          0.23          0.25
                                                                  --------     --------      --------      --------      --------
   Total from investment operations.............................     (2.44)        0.01          0.76          0.16          0.16
                                                                  --------     --------      --------      --------      --------
Distributions from net realized gains...........................     (0.00)(4)    (0.12)           --            --            --
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................................  $   4.03     $   6.47      $   6.58     $    5.82      $   5.66
                                                                  ========     ========      ========     =========      ========
TOTAL RETURN....................................................  (37.64)%        0.08%        13.06%         2.83%         2.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................  $  3,403     $ 10,790      $ 10,957     $   7,064      $  7,575
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....................     2.91%        2.18%         2.32%         2.65%         2.76%
  After expense waiver and/or reimbursement.....................     1.50%        1.50%         1.50%         1.73%(5)      1.95%
Ratio of net investment loss to average net assets:
  Before expense waiver and/or reimbursement....................   (2.11)%      (1.18)%       (1.53)%       (2.09)%       (2.62)%
  After expense waiver and/or reimbursement.....................   (0.70)%      (0.50)%       (0.71)%       (1.17)%       (1.81)%
Portfolio turnover rate.........................................       91%          66%           91%          148%          260%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(4)  Less than $(0.005).

(5) The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                   LKCM AQUINAS FIXED INCOME FUND
                                                                   Year          Year          Year         Year          Year
                                                                   Ended         Ended         Ended        Ended         Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2008          2007          2006        2005(1)        2004
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........................  $   9.86     $   9.81      $   9.84      $  10.06      $  10.16
                                                                  --------     --------      --------      --------      --------
Net investment income...........................................      0.40         0.42(2)       0.40          0.37          0.34
Net realized and unrealized gain (loss) on investments..........     (0.27)        0.15         (0.03)        (0.19)         0.09
                                                                  --------     --------      --------      --------      --------
   Total from investment operations.............................      0.13         0.57          0.37          0.18          0.43
                                                                  --------     --------      --------      --------      --------
Dividends from net investment income............................     (0.40)       (0.52)        (0.40)        (0.36)        (0.38)
Distributions from net realized gains...........................        --           --            --         (0.04)        (0.15)
                                                                  --------     --------      --------      --------      --------
   Total dividends and distributions............................     (0.40)       (0.52)        (0.40)        (0.40)        (0.53)
                                                                  --------     --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................................  $   9.59     $   9.86      $   9.81      $   9.84      $  10.06
                                                                  ========     ========      ========      ========      ========
TOTAL RETURN....................................................     1.30%        5.95%         3.82%         1.75%         4.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................  $  9,911     $  9,233      $ 39,618      $ 42,782      $ 46,116
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....................     1.97%        1.46%         0.99%         1.11%         1.19%
  After expense waiver and/or reimbursement.....................     0.80%        0.80%         0.80%         0.93%(3)      1.02%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement....................     2.93%        3.45%         3.73%         3.34%         3.20%
  After expense waiver and/or reimbursement.....................     4.10%        4.11%         3.92%         3.52%         3.37%
Portfolio turnover rate.........................................       20%          18%           24%          152%          147%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3) The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.


   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective January 1, 2008. Management has determined that SFAS No. 157 had no material impact on the Funds' financial statements. A summary of the fair value hierarchy under FAS 157 is described below:

     Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2008:

                                                                                                                  OTHER FINANCIAL
    DESCRIPTION                              LEVEL 1             LEVEL 2           LEVEL 3          TOTAL           INSTRUMENTS*
    LKCM Aquinas Value Fund              $25,194,664                $ --              $ --       $25,194,664           $   --
    LKCM Aquinas Growth Fund              27,038,765                  --                --        27,038,765               --
    LKCM Aquinas Small Cap Fund            3,393,537                  --                --         3,393,537               --
    LKCM Aquinas Fixed Income Fund           642,777           9,117,992                --         9,760,769               --

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161, and the impact on the Funds' financial statement disclosures, if any, is currently being assessed.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2008, reclassifications were recorded as follows:

                                          LKCM       LKCM        LKCM        LKCM
                                         AQUINAS    AQUINAS     AQUINAS     AQUINAS
                                         VALUE      GROWTH     SMALL CAP     FIXED
                                          FUND       FUND        FUND     INCOME FUND
     Undistributed net investment
       income (loss)                     $2,922   $ 134,432    $ 47,362       $(461)
     Accumulated gain                        --          --       9,196         462
     Paid in capital                     (2,922)   (134,432)    (56,558)         (1)

     9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

     B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2008, the Adviser waived the following expenses:

                                          LKCM       LKCM        LKCM        LKCM
                                         AQUINAS    AQUINAS     AQUINAS     AQUINAS
                                         VALUE      GROWTH     SMALL CAP     FIXED
                                          FUND       FUND        FUND     INCOME FUND
     Annual Advisory Rate                 0.90%      0.90%       1.00%        0.60%
     Annual Cap on Expenses               1.50%      1.50%       1.50%        0.80%
     Expenses Waived in 2008            $26,181    $23,746     $92,754     $109,478

     U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2008, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $83,294, $92,187 and $16,500, respectively.

C. FUND SHARES: At December 31, 2008, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 2008                DECEMBER 31, 2007
                                               -------------------------        --------------------------
                                                 SHARES        AMOUNT             SHARES         AMOUNT
                                               ----------   ------------        -----------   ------------
Shares sold                                       639,919   $  7,205,108            458,237   $  6,662,878
Shares issued to shareholders in
   reinvestment of distributions                   14,192        113,678            328,011      4,296,941
Shares redeemed                                  (429,224)    (4,595,538)          (826,557)   (11,977,038)
Redemption fee                                                       500                                16
                                               ----------   ------------        -----------   ------------
Net increase (decrease)                           224,887   $  2,723,748            (40,309)  $ (1,017,203)
                                                            ============                      ============

SHARES OUTSTANDING:
Beginning of period                             2,863,961                         2,904,270
                                               ----------                       -----------
End of period                                   3,088,848                         2,863,961
                                               ==========                       ===========

AQUINAS GROWTH FUND
                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 2008                DECEMBER 31, 2007
                                               -------------------------        --------------------------
                                                 SHARES        AMOUNT             SHARES         AMOUNT
                                               ----------   ------------        -----------   ------------
Shares sold                                       286,190   $  4,173,631            266,840   $  4,380,727
Shares issued to shareholders in
   reinvestment of distributions                      649          6,956            151,294      2,500,879
Shares redeemed                                  (397,477)    (5,541,654)        (1,666,606)   (27,333,099)
Redemption fee                                                        77                                34
                                               ----------   ------------        -----------   ------------
Net decrease                                     (110,638)  $ (1,360,990)        (1,248,472)  $(20,451,459)
                                                            ============                      ============

SHARES OUTSTANDING:
Beginning of period                             2,569,276                         3,817,748
                                               ----------                       -----------
End of period                                   2,458,638                         2,569,276
                                               ==========                       ===========

AQUINAS SMALL CAP FUND
                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 2008                DECEMBER 31, 2007
                                               -------------------------        --------------------------
                                                 SHARES        AMOUNT             SHARES         AMOUNT
                                               ----------   ------------        -----------   ------------
Shares sold                                       483,493   $  2,753,283            222,038   $  1,529,702
Shares issued to shareholders in
   reinvestment of distributions                    1,027          4,015             26,610        173,229
Shares redeemed                                (1,308,551)    (7,486,162)          (246,359)    (1,682,478)
Redemption fee                                                       217                                --
                                               ----------   ------------        -----------   ------------
Net increase (decrease)                          (824,031)  $ (4,728,647)             2,289   $     20,453
                                                            ============                      ============

SHARES OUTSTANDING:
Beginning of period                             1,668,487                         1,666,198
                                               ----------                       -----------
End of period                                     844,456                         1,668,487
                                               ==========                       ===========

AQUINAS FIXED INCOME FUND
                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 2008                DECEMBER 31, 2007
                                               -------------------------        --------------------------
                                                 SHARES        AMOUNT             SHARES         AMOUNT
                                               ----------   ------------        -----------   ------------
Shares sold                                       185,882    $ 1,801,952            210,406   $  2,073,336
Shares issued to shareholders in
   reinvestment of distributions                   37,247        362,671             55,972        546,329
Shares redeemed                                  (126,078)    (1,225,990)        (3,367,449)   (33,212,629)
Redemption fee                                                         7                             1,223
                                               ----------   ------------        -----------   ------------
Net increase (decrease)                            97,051     $  938,640         (3,101,071)  $(30,591,741)
                                                            ============                      ============

SHARES OUTSTANDING:
Beginning of period                               935,942                         4,037,013
                                               ----------                       -----------
End of period                                   1,032,993                           935,942
                                               ==========                       ===========

From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of December 31, 2008, one foundation may be deemed to be a controlling person in the Aquinas Value Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2008 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                           U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------     ---------                         ----------   ---------
LKCM Aquinas Value Fund                         $      --    $26,968,604                         $      --  $22,845,004
LKCM Aquinas Growth Fund                               --     23,334,050                                --   25,851,923
LKCM Aquinas Small Cap Fund                            --      5,690,960                                --    9,669,858
LKCM Aquinas Fixed Income Fund                    200,000      2,280,203                           605,405    1,209,922

E. TAX INFORMATION: At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                              LKCM                LKCM
                                                      LKCM                LKCM              AQUINAS             AQUINAS
                                                    AQUINAS              AQUINAS           SMALL CAP          FIXED INCOME
                                                   VALUE FUND          GROWTH FUND            FUND                FUND
                                                   ----------          -----------            ----                ----
Cost of Investments                              $ 31,631,579         $ 30,053,023        $  4,378,906         $  9,810,614
                                                 ============         ============        ============         ============
Gross Unrealized Appreciation                    $  1,038,462         $    927,154        $    130,045         $    294,333
Gross Unrealized Depreciation                      (7,475,377)          (3,941,412)         (1,115,414)            (344,178)
                                                 ------------         ------------        ------------         ------------
Net Unrealized Depreciation                      $ (6,436,915)        $ (3,014,258)       $   (985,369)        $    (49,845)
                                                 ============         ============        ============         ============
Undistributed Ordinary Income                    $         --         $         --        $         --         $        385
Undistributed Long-Term Capital Gain                       --                   --                  --                   --
                                                 ------------         ------------        ------------         ------------
Total Distributable Earnings                     $         --         $         --        $         --         $        385
                                                 ============         ============        ============         ============
Other Accumulated Losses                         $   (840,790)        $ (2,198,587)       $   (677,845)        $   (432,244)
                                                 ------------         ------------        ------------         ------------
Total Accumulated Losses                         $ (7,277,705)        $ (5,212,845)       $ (1,663,214)        $   (481,704)
                                                 ============         ============        ============         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. At December 31, 2008 the accumulated capital loss carryforwards were as follows:

                                                                                               LKCM                 LKCM
                                                      LKCM                 LKCM               AQUINAS              AQUINAS
                                                    AQUINAS               AQUINAS           SMALL CAP           FIXED INCOME
                                                   VALUE FUND           GROWTH FUND            FUND                 FUND
                                                   ----------           -----------            ----                 ----
Expiring in 2014                                 $         --                   --                  --              117,865
Expiring in 2015                                           --                   --                  --              184,058
Expiring in 2016                                      840,790               42,477             166,781              130,321
                                                 ------------         ------------        ------------         ------------
Total capital loss carryforwards                 $    840,790               42,477             166,781              432,244
                                                 ============         ============        ============         ============

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2008, the following Funds deferred, on a tax basis, post-October losses of:

                                            LKCM AQUINAS        LKCM AQUINAS
                                            GROWTH FUND        SMALL CAP FUND
                                            -----------        --------------
                                            $ 2,156,110           $ 511,064

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The tax components of dividends paid during the year ended December 31, 2008 were as follows:

                                          ORDINARY                  LONG-TERM
                                           INCOME                 CAPITAL GAINS
                                         ----------               -------------
LKCM Aquinas Value Fund                  $  119,073                          --
LKCM Aquinas Growth Fund                      7,336                          --
LKCM Aquinas Small Cap Fund                      --                  $    4,082
LKCM Aquinas Fixed Income Fund           $  385,418                          --

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                          ORDINARY                   LONG-TERM
                                           INCOME                  CAPITAL GAINS
                                         ----------                -------------
LKCM Aquinas Value Fund                  $  250,512                $  4,185,216
LKCM Aquinas Growth Fund                     29,698                   2,508,138
LKCM Aquinas Small Cap Fund                      --                     190,372
LKCM Aquinas Fixed Income Fund              601,189                          --

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds' assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in 2007. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2007 or 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in 2007 or 2008. At December 31, 2008, the tax years 2005 through 2008 remain open to examination in the Funds' major tax jurisdictions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund, and LKCM Aquinas Fixed Income Fund, four of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the four portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ Deloitte & Touche LLP

Milwaukee, WI
February 24, 2009

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2008

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.
                            Value                                 100.00%
                     Fixed Income                                   4.31%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                            Value                                  100.00%
                     Fixed Income                                    4.31%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                            Value                                    4.21%
                     Fixed Income                                   96.35%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2008.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                        TERM OF                              PORTFOLIOS
                                                       OFFICE &          PRINCIPAL             IN FUND
                                  POSITION(S)           LENGTH          OCCUPATION             COMPLEX           OTHER
NAME, ADDRESS                      HELD WITH            OF TIME         DURING PAST           OVERSEEN       DIRECTORSHIPS
AND AGE                            THE TRUST           SERVED(1)        FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                    Chairman             Since 2005       President and CEO,        9         Non-Executive Chairman
301 Commerce Street               of the                                Texas Systems, LLC                  of the Board of AZZ
Suite 1600                        Board of Trustees                     and CEO.                            Incorporated, a
Fort Worth, TX 76102                                                    Texaslearningsystems                Manufacturing company.
Age: 66                           Trustee              Since 1994       LLC since 1999; Dean,
                                                                        M.J. Neeley School of
                                                                        Business, Texas Christian
                                                                        University Business School
                                                                        From 1987 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.             Trustee              Since 1994       Consultant; formerly      9         Priests Pension Fund of
301 Commerce Street                                                     Consultant for NASDAQ               the Catholic Diocese
Suite 1600                                                              Corp. and Vice President,           of Fort Worth, Lay
Fort Worth, TX 76102                                                    Merrill Lynch & Co., Inc.           Workers Pension Fund of
Age: 88                                                                                                     the Catholic Diocese
                                                                                                            of Fort Worth, St.
                                                                                                            Joseph Health Care
                                                                                                            Trust, Catholic Schools
                                                                                                            Trust and Catholic
                                                                                                            Foundation of
                                                                                                            North Texas.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell                 Trustee              Since 2005       CPA, Consulting           9         Red Robin Gourmet
301 Commerce Street                                                     Services, since 2002;               Burgers, Inc.
Suite 1600                                                              Audit Partner, Arthur
Fort Worth, TX 76102                                                    Andersen LLP from 1974-2002.
Age: 66                           Chairman             Since 2008
                                  of the Audit
                                  and Compliance
                                  Committee


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(2)            Trustee, President   Since 1994       Chairman, President and   9         Employee Retirement
301 Commerce Street               and Chief Executive                   Director, of                        Systems Texas, 4K Land &
Suite 1600                        Officer                               Luther King Capital                 Cattle Company
Fort Worth, TX 76102                                                    Management Corporation              (ranching), Hunt Forest
Age: 68                                                                 since 1979.                         Products (lumber),
                                                                                                            Ruston Industrial Corp.
                                                                                                            (industry supply
                                                                                                            products), JLK Venture
                                                                                                            Corp (private equity),
                                                                                                            Southwestern Exposition
                                                                                                            Livestock (livestock),
                                                                                                            Southwest JLK Corporatio
                                                                                                            (management company),
                                                                                                            Texas Christian
                                                                                                            University, Texas
                                                                                                            Southwestern
                                                                                                            Cattleraisers Foundation
                                                                                                            (livestock), Tyler
                                                                                                            Technologies
                                                                                                            (information management
                                                                                                            company for government
                                                                                                            agencies), and Encore
                                                                                                            Energy Partners LP (oil
                                                                                                            and natural gas
                                                                                                            exploration).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because of his affiliation with the Adviser.


                                                                 TERM OF
                                                                 OFFICE &                                     PRINCIPAL
                                  POSITION(S)                    LENGTH                                      OCCUPATION
NAME, ADDRESS                     HELD WITH                      OF TIME                                     DURING PAST
AND AGE                           THE TRUST                      SERVED                                      FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                  Since                            Chairman, President and Director,
301 Commerce Street               Chief Executive                1994                             Luther King Capital Management
Suite 1600                        Officer                                                         Corporation since 1979.
Fort Worth, TX 76102
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                 Since                            Principal, Luther King Capital
301 Commerce Street                                              1996                             Management since 1986,
Suite 1600                                                                                        Vice President and Portfolio
Fort Worth, TX 76102                                                                              Manager, Luther King Capital
Age: 58                                                                                           Management since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Richard Lenart                    Secretary and                  Since                            Luther King Capital Management
301 Commerce Street               Treasurer                      2006                             since 2005, Vice President,
Suite 1600                                                                                        Aquinas Funds (2001-2005).
Fort Worth, TX 76102
Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                 Since                            Principal, Luther King Capital
301 Commerce Street                                              2000                             Management since 2003,
Suite 1600                                                                                        Vice President and Portfolio
Fort Worth, TX 76102                                                                              Manager, Luther King Capital
Age: 43                                                                                           Management since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jacob D. Smith                    Chief Compliance               Since                            General Counsel and Chief
301 Commerce Street               Officer                        2006                             Compliance Officer, Luther King
Suite 1600                                                                                        Capital Management since 2006,
Fort Worth, TX 76102                                                                              Enforcement Attorney, U.S.
Age: 34                                                                                           Commission Securities and
                                                                                                  Exchange (2005-2006), Associate,
                                                                                                  Haynes and Boone, LLP(2001-2005).
------------------------------------------------------------------------------------------------------------------------------------

                       This page intentionally left blank.

                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA        Richard Lenart
   Trustee,                        Secretary & Treasurer
   President

   Paul W. Greenwell               Jacob D. Smith
   Vice President                  Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------


                                                                ----------------
                                                                    PRESORTED
U.S. Bancorp Fund Services, LLC                                    STANDARD
P.O. Box 701                                                    US POSTAGE PAID
Milwaukee, WI 53201-0701                                         PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "Other services" provided by the principal accountant were the aggregate fees billed for professional services rendered by the registrant's prior principal accountant in connection with the transition of the engagement to the registrant's current principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2008         FYE  12/31/2007
----------------------------- ----------------------- -----------------------
Audit Fees                    $142,500                $136,000
Audit-Related Fees            $0                      $0
Tax Fees                      $31,200                 $29,700
All Other Fees                $2,200                  $3,275
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2008         FYE  12/31/2007
----------------------------- ----------------------- -----------------------
Audit-Related Fees                     0%                      0%
Tax Fees                               0%                      0%
All Other Fees                         0%                      0%
----------------------------- ----------------------- -----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

---------------------------------- ------------------------ --------------------
Non-Audit Related Fees             FYE  12/31/2008          FYE  12/31/2007
---------------------------------- ------------------------ --------------------
Registrant                         $31,200                  $29,700
Registrant's Investment Adviser    $0                       $0
---------------------------------- ------------------------ --------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -----------------------
                                      J. Luther King, Jr.,
                                      Principal Executive Officer/President

         Date   3/5/09

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -----------------------
                                      J. Luther King, Jr.,
                                      Principal Executive Officer/President

         Date 3/5/09

         By (Signature and Title) /s/ Richard Lenart
                                  -----------------------
                                      Richard Lenart,
                                      Principal Financial Officer/Treasurer

         Date 3/5/09